FINANCIAL STATEMENTS
Columbus Life Insurance Company Separate Account 1
Year Ended December 31, 2021
With Report of Independent Registered Public
Accounting Firm

Columbus Life Insurance Company
Separate Account 1
Financial Statements

Year Ended December 31, 2021

Report of Independent Registered Public Accounting Firm

The Board of Directors of Columbus Life Insurance Company and
The Contract Owners of Columbus Life Insurance Company Separate Account 1

Opinion on the Financial Statements
We have audited the accompanying statements of assets and liabilities of each of the subaccounts listed in Appendix A that comprise Columbus Life Insurance Company Separate Account 1 (the Separate Account), as of December 31, 2021, the related statements of operations and the statements of changes in net assets for each the periods indicated in Appendix A, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each subaccount as of December 31, 2021, the results of its operations and changes in its net assets for each of the periods indicated in Appendix A, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements are the responsibility of the Separate Account’s management. Our responsibility is to express an opinion on each of the subaccounts’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Separate Accounts in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2021, by correspondence with the fund companies or their transfer agents, as applicable. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

/s/ Ernst & Young LLP
We have served as the Separate Account’s auditor since 1999.
Cincinnati, Ohio
April 18, 2022
1

Appendix A
Subaccounts comprising Columbus Life Insurance Company Separate Account 1

Subaccounts	Statement of operations	Statements of changes in net assets
The Alger Portfolios	For the year ended December 31, 2021	For each of the two years in the period ended December 31, 2021
Non-Affiliated:
Alger Large Cap Growth Fund
Alger Small Cap Growth Fund

DWS Investments VIT Funds
Non-Affiliated Class A:
DWS Equity 500 Index VIP Fund
DWS Small Cap Index VIP Fund

Fidelity Variable Insurance Products
Non-Affiliated Initial Class:
Fidelity VIP Government Money Market
Non-Affiliated Service Class 2:
Fidelity VIP Asset Manager Portfolio
Fidelity VIP Balanced Portfolio
Fidelity VIP Contrafund® Portfolio
Fidelity VIP Equity-Income Portfolio
Fidelity VIP Growth Portfolio
Fidelity VIP Growth & Income Portfolio
Fidelity VIP Mid Cap Portfolio
Fidelity VIP Freedom 2010 Portfolio
Fidelity VIP Freedom 2015 Portfolio
Fidelity VIP Freedom 2020 Portfolio
Fidelity VIP Freedom 2025 Portfolio
Fidelity VIP Freedom 2030 Portfolio

Franklin Templeton VIP Trust
Non-Affiliated Class 2:
Franklin Growth and Income VIP Fund
Franklin Income VIP Fund
Franklin Mutual Shares VIP Fund
Franklin Large Cap Growth VIP Fund
Franklin U.S. Government Securities VIP Fund
Templeton Foreign VIP Fund
Templeton Growth VIP Fund

Guggenheim Variable Insurance Funds
Non-Affiliated:
Guggenheim VT Multi-Hedge Strategies Fund

2

Appendix A (continued)
Subaccounts comprising Columbus Life Insurance Company Separate Account 1

Subaccounts	Statement of operations	Statements of changes in net assets
Invesco Variable Insurance Funds	For the year ended December 31, 2021	For each of the two years in the period ended December 31, 2021
Non-Affiliated Series I:
Invesco V.I. American Franchise Fund
Invesco V.I. Government Securities Fund
Non-Affiliated Series II:
Invesco V.I. Core Equity Fund
Invesco V.I. Discovery Mid Cap Growth Series II (formerly, Invesco Oppenheimer V.I. Discovery Mid Cap Growth Fund)
Invesco V.I. Global Strategic Income Fund (formerly, Invesco Oppenheimer V.I. Global Strategic Income Fund)
Invesco Oppenheimer V.I. International Growth Fund
Non-Affiliated Class 2:
Invesco V.I. American Franchise Fund
Invesco V.I. American Value Fund
Invesco V.I. Comstock Fund

Janus Henderson VIT Funds
Non-Affiliated Service Class:
Janus Henderson Enterprise Portfolio
Janus Henderson Forty Portfolio
Janus Henderson Global Research Portfolio

JPMorgan Insurance Trust
Non-Affiliated:
JP Morgan IT Mid Cap Value

Massachusetts Financial Service Variable Insurance Trust (*II)
Non-Affiliated Initial Class:
MFS Growth Fund
MFS Investors Trust Fund
Non-Affiliated Service Class:
MFS Growth Fund
MFS Mid Cap Growth Fund
MFS New Discovery Fund
*MFS Core Equity Fund

Morgan Stanley Variable Insurance Funds
Non-Affiliated Class 2:
Morgan Stanley VIF Emerging Markets Equity Portfolio
Morgan Stanley VIF Emerging Markets Debt Portfolio
Morgan Stanley VIF Global Real Estate Portfolio

3

Appendix A (continued)
Subaccounts comprising Columbus Life Insurance Company Separate Account 1

Subaccounts	Statement of operations	Statements of changes in net assets
Pimco Variable Insurance Trust	For the year ended December 31, 2021	For each of the two years in the period ended December 31, 2021
Non-Affiliated:
PIMCO VIT Long-Term U.S. Government Portfolio
PIMCO VIT CommodityRealReturn® Strategy Portfolio
PIMCO VIT Total Return Portfolio

Putnam Variable Trust
Non-Affiliated Class 1B:
Putnam VT International Equity Fund
Putnam VT Sustainable Leaders Fund
Putnam VT Small Cap Value Fund
Putnam VT Equity Income Fund

Touchstone Variable Series Trust
Affiliated Service Class:
Touchstone VST Bond Fund
Touchstone VST Common Stock Fund

Touchstone Variable Series Trust
Affiliated Service Class:
Touchstone VST Moderate ETF Fund	For the period from January 1, 2021 through April 16, 2021	For the period January 1, 2021 through April 16, 2021 and for the year ended December 31, 2020.
Touchstone VST Aggressive ETF Fund
Touchstone VST Conservative ETF Fund
Touchstone Variable Series Trust
Affiliated Service Class:	For the period from April 17, 2021 (commencement of operations) through December 31, 2021.
Touchstone VST Balanced Fund
DWS Investments VIT Funds	For the period from January 1, 2021 through October 28, 2021	For the period January 1, 2021 through October 28, 2021 and for the year ended December 31, 2020.
Non-Affiliated Class A:
DWS Bond VIP Fund
Invesco Variable Insurance Funds
Non-Affiliated Series II:
Invesco V.I. Value Opportunities Fund	For the period from January 1, 2021 through April 29, 2021	For the period January 1, 2021 through April 29, 2021 and for the year ended December 31, 2020.

4

Columbus Life Assurance Company Separate Account 1
Statement of Assets and Liabilities
December 31, 2021

Subaccount		Investments at fair value	Receivable from (payable to) the general account of Columbus Life	Net Assets	Unit Value		Units Outstanding
Affiliated:
	Touchstone VST Balanced Fund (b)	$511,551	$1	$511,552	$10.85	1	6,279
					10.85	2	3,875
					10.85	3	30,662
					10.78	4	6,393
	Touchstone VST Bond Fund	7,897,481	—	7,897,481	11.09	1	661,035
					11.09	2	13,280
					11.09	3	28,660
					10.84	4	9,463
	Touchstone VST Common Stock Fund	16,016,911	—	16,016,911	17.11	1	718,915
					17.11	2	39,507
					17.11	3	113,033
					16.74	4	65,908
Non-Affiliated:
	Alger Large Cap Growth Fund	98,974	1	98,975	46.89	4	2,111
	Alger Small Cap Growth Fund	58,260	—	58,260	44.78	4	1,301
	JP Morgan IT Mid Cap Value	341	(1)	340	56.74	1	3
					56.74	2	3
	PIMCO VIT Long-Term U.S. Government Portfolio	59,361	1	59,362	38.21	4	1,554
	PIMCO VIT CommodityRealReturn® Strategy Portfolio	17,222	—	17,222	15.32	2	1,124
	PIMCO VIT Total Return Portfolio	189,524	1	189,525	18.60	2	3,578
					18.60	3	6,611
	Guggenheim VT Multi-Hedge Strategies Fund	20,423	1	20,424	15.02	2	276
					15.02	3	1,083
Non-Affiliated Initial Class:
	Fidelity VIP Government Money Market	876,736	(1)	876,735	13.31	1	25,278
					13.31	2	7,623
					13.31	3	24,972
					9.89	4	10,763
	MFS Growth Fund	24,706	(1)	24,705	56.30	4	439
	MFS Investors Trust Fund	12,767	2	12,769	40.61	4	314
Non-Affiliated Service Class:
	Janus Henderson Enterprise Portfolio	87,861	—	87,861	71.57	1	527
					71.57	2	598
					71.57	3	103
	Janus Henderson Forty Portfolio	715,316	—	715,316	90.53	1	2,603
					90.53	2	714
					90.53	3	4,585
	Janus Henderson Global Research Portfolio	200,431	—	200,431	31.53	1	2,125
					31.53	2	941
					31.53	3	3,291
1	Pinnacle
2	Pinnacle II
3	Legacy
4	Flexible Premium
	See accompanying notes

(a) Name Change. See Note 1.	5
(b) New Underlying Fund. See Note 1.

Columbus Life Assurance Company Separate Account 1
Statement of Assets and Liabilities (continued)
December 31, 2021

Subaccount		Investments at fair value	Receivable from (payable to) the general account of Columbus Life	Net Assets	Unit Value		Units Outstanding
Non-Affiliated Service Class (continued):
	MFS Growth Fund	$30,812	$(1)	$30,811	$68.95	1	398
					68.95	2	49
					68.95	3	—
	MFS Mid Cap Growth Fund	3,377	1	3,378	43.29	1	64
					43.29	2	2
					29.90	4	18
	MFS New Discovery Fund	8,808	—	8,808	65.59	1	110
					65.59	2	24
					49.43	4	—
	MFS Core Equity Fund	17,527	(1)	17,526	25.44	1	599
					25.44	2	90
					23.94	4	—
Non-Affiliated Service Class 2:
	Fidelity VIP Asset Manager Portfolio	42,922	1	42,923	33.31	1	1,005
					33.31	2	224
					26.49	4	75
	Fidelity VIP Balanced Portfolio	1,078,835	—	1,078,835	49.15	1	9,339
					49.15	2	9,261
					49.15	3	2,760
					38.77	4	751
	Fidelity VIP Contrafund® Portfolio	2,039,719	—	2,039,719	82.37	1	10,145
					82.37	2	242
					82.37	3	12,202
					64.77	4	2,765
	Fidelity VIP Equity-Income Portfolio	932,973	(1)	932,972	42.27	1	9,704
					42.27	2	2,608
					42.27	3	8,175
					32.96	4	2,034
	Fidelity VIP Growth Portfolio	760,421	—	760,421	65.24	1	3,989
					65.24	2	2,532
					65.24	3	4,045
					48.56	4	1,464
	Fidelity VIP Growth & Income Portfolio	831,135	(2)	831,133	46.57	1	4,832
					46.57	2	8,732
					46.57	3	3,603
					36.19	4	875
	Fidelity VIP Mid Cap Portfolio	1,829,113	2	1,829,115	84.30	1	11,205
					84.30	2	3,627
					84.30	3	5,329
					67.20	4	1,929
	Fidelity VIP Freedom 2010 Portfolio	14,923	3	14,926	21.72	2	687
	Fidelity VIP Freedom 2015 Portfolio	11,822	—	11,822	23.00	2	460
					23.00	3	54

1	Pinnacle
2	Pinnacle II
3	Legacy
4	Flexible Premium
	See accompanying notes

(a) Name Change. See Note 1.	6
(b) New Underlying Fund. See Note 1.

Columbus Life Assurance Company Separate Account 1
Statement of Assets and Liabilities (continued)
December 31, 2021

Division		Investments at fair value	Receivable from (payable to) the general account of Columbus Life	Net Assets	Unit Value		Units Outstanding
Non-Affiliated Service Class 2 (continued):
	Fidelity VIP Freedom 2020 Portfolio	$24,009	$3	$24,012	$23.93	3	1,003
	Fidelity VIP Freedom 2025 Portfolio	114,522	—	114,522	25.86	2	938
					25.86	3	3,490
	Fidelity VIP Freedom 2030 Portfolio	93,968	(1)	93,967	26.71	2	2,079
					26.71	3	1,440
Non-Affiliated Series I:
	Invesco V.I. American Franchise Fund	199,662	—	199,662	39.05	4	5,113
	Invesco V.I. Government Securities Fund	17,331	1	17,332	18.75	4	924
Non-Affiliated Class 1B:
	Putnam VT International Equity Fund	308,508	2	308,510	33.47	1	1,074
					33.47	2	504
					33.47	3	3,006
					28.31	4	5,478
	Putnam VT Sustainable Leaders Fund	60	(1)	59	85.99	2	1
	Putnam VT Small Cap Value Fund	259,984	(1)	259,983	61.85	1	859
					61.85	2	87
					61.85	3	3,257
	Putnam VT Equity Income Fund	202,466	2	202,468	18.17	1	2,675
					18.17	2	2,800
					18.17	3	5,668
Non-Affiliated Series II:
	Invesco V.I. Core Equity Fund	85,646	(2)	85,644	35.44	1	499
					35.44	2	206
					35.44	3	1,711
	Invesco V.I. Discovery Mid Cap Growth Fund (a)	206,710	2	206,712	18.85	1	5,110
					18.85	2	2,273
					18.85	3	3,583
	Invesco V.I. Global Strategic Income Fund (a)	619,335	1	619,336	10.44	1	42,996
					10.44	2	1,638
					10.44	3	14,678
	Invesco Oppenheimer V.I. International Growth Fund	1,052,986	(1)	1,052,985	15.32	1	19,366
					15.32	2	10,429
					15.32	3	38,936
Non-Affiliated Class 2:
	Franklin Growth and Income VIP Fund	265,983	(1)	265,982	51.59	1	1,430
					51.59	2	515
					51.59	3	3,211
	Franklin Income VIP Fund	759,106	—	759,106	39.04	1	5,849
					39.04	2	8,683
					39.04	3	4,915
	Franklin Mutual Shares VIP Fund	363,404	(1)	363,403	38.42	1	5,788
					38.42	2	680
					38.42	3	2,992
	Franklin Large Cap Growth VIP Fund	928,554	—	928,554	70.18	1	2,199
					70.18	2	3,943
					70.18	3	7,089
	Franklin U.S. Government Securities VIP Fund	347,939	(1)	347,938	16.64	1	8,627
					16.64	2	3,625
					16.64	3	8,658
1	Pinnacle
2	Pinnacle II
3	Legacy
4	Flexible Premium
	See accompanying notes

(a) Name Change. See Note 1.	7
(b) New Underlying Fund. See Note 1.

Columbus Life Assurance Company Separate Account 1
Statement of Assets and Liabilities (continued)
December 31, 2021

Division		Investments at fair value	Receivable from (payable to) the general account of Columbus Life	Net Assets	Unit Value		Units Outstanding
Non-Affiliated Class 2 (continued):
	Templeton Foreign VIP Fund	$692,785	$(2)	$692,783	$29.01	1	13,789
					29.01	2	1,332
					29.01	3	8,759
	Templeton Growth VIP Fund	176,682	—	176,682	32.46	1	3,751
					32.46	2	757
					32.46	3	934
	Invesco V.I. Comstock Fund	213,041	—	213,041	53.95	1	2,185
					53.95	2	259
					53.95	3	1,505
	Invesco V.I. American Franchise Fund	300,692	1	300,693	74.75	1	3,087
					74.75	2	581
					74.75	3	354
	Invesco V.I. American Value Fund	260,917	—	260,917	29.02	1	1,932
					29.02	2	430
					29.02	3	6,628
	Morgan Stanley VIF Emerging Markets Equity Portfolio	351,280	(1)	351,279	58.27	1	2,260
					58.27	2	593
					58.27	3	3,175
	Morgan Stanley VIF Emerging Markets Debt Portfolio	4,313	—	4,313	23.72	1	122
					23.72	2	60
	Morgan Stanley VIF Global Real Estate Portfolio	24,666	—	24,666	33.86	1	14
					33.86	2	714
Non-Affiliated Class A:
	DWS Equity 500 Index VIP Fund	5,239,498	(2)	5,239,496	57.84	1	51,481
					57.84	2	7,691
					57.84	3	27,973
					39.74	4	5,003
	DWS Small Cap Index VIP Fund	547,336	—	547,336	61.41	1	2,384
					61.41	2	1,210
					61.41	3	4,735
					46.90	4	764

1	Pinnacle
2	Pinnacle II
3	Legacy
4	Flexible Premium
	See accompanying notes

(a) Name Change. See Note 1.	8
(b) New Underlying Fund. See Note 1.

Columbus Life Assurance Company Separate Account 1
Statement of Operations
Year Ended December 31, 2021

	Investment Income	Expenses		Realized and unrealized gain (loss) on investments
Subaccount	Reinvested dividends	Mortality and expense risk, and administrative charges	Net investment income (loss)	Realized gain (loss) on sale of investments	Realized gain distributions	Change in unrealized appreciation (depreciation) during the period	Net unrealized and realized gain (loss) on investments	Net increase (decrease) in net assets resulting from operations
Affiliated:
Touchstone VST Moderate ETF Fund (c)	$4,101	$706	$3,395	$7,554	$12,197	$(9,048)	$10,703	$14,098
Touchstone VST Aggressive ETF Fund (c)	2,260	300	1,960	33,185	4,690	(25,494)	12,381	14,341
Touchstone VST Conservative ETF Fund (c)	411	44	367	64	1,294	(1,114)	244	611
Touchstone VST Balanced Fund (b)	1,118	2,692	(1,574)	2,245	5,669	26,468	34,382	32,808
Touchstone VST Bond Fund	187,001	13,443	173,558	54,813	43,134	(394,944)	(296,997)	(123,439)
Touchstone VST Common Stock Fund	60,944	43,735	17,209	599,346	506,623	2,505,743	3,611,712	3,628,921
Non-Affiliated:
Alger Large Cap Growth Fund	—	900	(900)	4,026	22,113	(15,152)	10,987	10,087
Alger Small Cap Growth Fund	—	588	(588)	1,255	19,227	(24,076)	(3,594)	(4,182)
JP Morgan IT Mid Cap Value	4	2	2	1	15	60	76	78
PIMCO VIT Long-Term U.S. Government Portfolio	863	500	363	401	10,120	(13,885)	(3,364)	(3,001)
PIMCO VIT CommodityRealReturn® Strategy Portfolio	715	111	604	(24)	—	3,759	3,735	4,339
PIMCO VIT Total Return Portfolio	3,325	1,062	2,263	441	7,834	(13,670)	(5,395)	(3,132)
Guggenheim VT Multi-Hedge Strategies Fund	—	125	(125)	91	481	889	1,461	1,336
Non-Affiliated Initial Class:
Fidelity VIP Government Money Market	86	5,628	(5,542)	—	—	—	—	(5,542)
MFS Growth Fund	—	211	(211)	1,331	3,167	415	4,913	4,702
MFS Investors Trust Fund	75	108	(33)	526	373	1,844	2,743	2,710
Non-Affiliated Service Class:
Janus Henderson Enterprise Portfolio	196	419	(223)	1,805	7,363	3,162	12,330	12,107
Janus Henderson Forty Portfolio	—	3,122	(3,122)	28,735	91,029	22,659	142,423	139,301
Janus Henderson Global Research Portfolio	694	1,083	(389)	3,820	9,061	16,764	29,645	29,256
MFS Growth Fund	—	138	(138)	1,726	4,299	51	6,076	5,938
MFS Mid Cap Growth Fund	—	31	(31)	1,906	1,245	(2,491)	660	629
MFS New Discovery Fund	—	48	(48)	1,235	1,662	(2,585)	312	264
MFS Core Equity Fund	44	70	(26)	106	1,212	2,208	3,526	3,500
Non-Affiliated Service Class 2:
Fidelity VIP Asset Manager Portfolio	594	201	393	534	241	2,465	3,240	3,633
Fidelity VIP Balanced Portfolio	7,563	3,390	4,173	22,093	76,424	62,885	161,402	165,575
Fidelity VIP Contrafund® Portfolio	532	10,126	(9,594)	95,280	241,465	136,006	472,751	463,157
Fidelity VIP Equity-Income Portfolio	15,267	3,238	12,029	22,538	103,706	59,210	185,454	197,483
Fidelity VIP Growth Portfolio	—	3,698	(3,698)	45,084	150,833	(47,967)	147,950	144,252
Fidelity VIP Growth & Income Portfolio	17,490	2,257	15,233	24,824	36,457	96,034	157,315	172,548
Fidelity VIP Mid Cap Portfolio	6,262	6,840	(578)	31,539	284,704	59,340	375,583	375,005
Fidelity VIP Freedom 2010 Portfolio	119	96	23	238	506	(63)	681	704
Fidelity VIP Freedom 2015 Portfolio	101	67	34	1,617	836	(1,024)	1,429	1,463
Fidelity VIP Freedom 2020 Portfolio	203	205	(2)	3,186	1,906	(2,206)	2,886	2,884
Fidelity VIP Freedom 2025 Portfolio	943	722	221	6,348	4,264	622	11,234	11,455
Fidelity VIP Freedom 2030 Portfolio	787	476	311	4,687	4,037	1,497	10,221	10,532
Non-Affilitated Series I:
Invesco V.I. American Franchise Fund	—	1,790	(1,790)	14,198	22,875	(14,576)	22,497	20,707
Invesco V.I. Government Securities Fund	431	157	274	59	—	(889)	(830)	(556)
Non-Affiliated Class 1B:
Putnam VT International Equity Fund	3,442	2,133	1,309	5,873	10,612	5,136	21,621	22,930
Putnam VT Sustainable Leaders Fund	—	—	—	1	5	5	11	11
Putnam VT Small Cap Value Fund	1,989	1,092	897	6,483	—	81,311	87,794	88,691
Putnam VT Equity Income Fund	2,277	768	1,509	1,728	7,089	33,161	41,978	43,487
Non-Affilitated Series II:
Invesco V.I. Value Opportunities Fund (c)	998	287	711	32,119	6,184	9,652	47,955	48,666
Invesco V.I. Core Equity Fund	356	379	(23)	(1,022)	1,815	19,455	20,248	20,225

See accompanying notes

(a) Name Change. See Note 1.	9
(b) New Underlying Fund. See Note 1.
(c) Merger. See Note 1.

Columbus Life Assurance Company Separate Account 1
Statement of Operations (continued)
Year Ended December 31, 2021

	Investment Income	Expenses		Realized and unrealized gain (loss) on investments
Subaccount	Reinvested dividends	Mortality and expense risk, and administrative charges	Net investment income (loss)	Realized gain (loss) on sale of investments	Realized gain distributions	Change in unrealized appreciation (depreciation) during the period	Net unrealized and realized gain (loss) on investments	Net increase (decrease) in net assets resulting from operations
Non-Affiliated Series II (continued):
Invesco V.I. Discovery Mid Cap Growth Fund (a)	$—	$1,111	$(1,111)	$11,781	$23,946	$602	$36,329	$35,218
Invesco V.I. Global Strategic Income Fund (a)	27,046	1,997	25,049	(1,433)	—	(47,806)	(49,239)	(24,190)
Invesco Oppenheimer V.I. International Growth Fund	—	3,999	(3,999)	13,088	92,567	(8,068)	97,587	93,588
Non-Affiliated Class 2:
Franklin Growth and Income VIP Fund	6,115	1,523	4,592	(2,323)	16,876	34,438	48,991	53,583
Franklin Income VIP Fund	33,509	1,992	31,517	(387)	—	76,747	76,360	107,877
Franklin Mutual Shares VIP Fund	10,321	921	9,400	(12,621)	—	64,308	51,687	61,087
Franklin Large Cap Growth VIP Fund	—	3,201	(3,201)	26,589	111,296	(9,493)	128,392	125,191
Franklin U.S. Government Securities VIP Fund	8,339	1,372	6,967	(918)	—	(13,601)	(14,519)	(7,552)
Templeton Foreign VIP Fund	13,508	2,406	11,102	(8,705)	—	25,204	16,499	27,601
Templeton Growth VIP Fund	1,877	809	1,068	(463)	—	6,647	6,184	7,252
Invesco V.I. Comstock Fund	3,270	1,184	2,086	2,389	—	52,110	54,499	56,585
Invesco V.I. American Franchise Fund	—	834	(834)	7,992	36,764	(11,957)	32,799	31,965
Invesco V.I. American Value Fund	578	691	(113)	4,608	—	12,944	17,552	17,439
Morgan Stanley VIF Emerging Markets Equity Portfolio	2,736	1,467	1,269	5,443	—	1,784	7,227	8,496
Morgan Stanley VIF Emerging Markets Debt Portfolio	185	26	159	(19)	—	(257)	(276)	(117)
Morgan Stanley VIF Global Real Estate Portfolio	508	145	363	(164)	—	4,127	3,963	4,326
Non-Affiliated Class A:
DWS Bond VIP Fund (c)	439	50	389	43	—	(542)	(499)	(110)
DWS Equity 500 Index VIP Fund	75,810	18,824	56,986	352,854	222,302	598,147	1,173,303	1,230,289
DWS Small Cap Index VIP Fund	5,013	2,355	2,658	19,042	34,861	23,313	77,216	79,874

See accompanying notes

(a) Name Change. See Note 1.	10
(b) New Underlying Fund. See Note 1.
(c) Merger. See Note 1.

Columbus Life Assurance Company Separate Account 1
Statements of Changes in Net Assets
Year Ended December 31, 2021

	Increase (decrease) in net assets from operations				Increase (decrease) in net assets from contract related transactions
Subaccount	Net investment income (loss)	Realized gains (loss)	Change in net unrealized appreciation (depreciation) during the period	Net increase (decrease) in net assets resulting from operations	Contributions from contract holders	Cost of insurance and benefits provided by riders	Contract terminations and benefits	Net transfers among investment options	Contract Maintenance Charges	Net increase (decrease) in net assets from contract related transactions	Net increase (decrease) in net assets	Net Assets, beginning of period	Net Assets, end of period
Affiliated:
Touchstone VST Moderate ETF Fund (c)	$3,395	$19,751	$(9,048)	$14,098	$5,375	$(23,734)	$(1)	$(239,090)	$(461)	$(257,911)	$(243,813)	$243,813	$—
Touchstone VST Aggressive ETF Fund (c)	1,960	37,875	(25,494)	14,341	5,986	(1,549)	—	(182,757)	(987)	(179,307)	(164,966)	164,966	—
Touchstone VST Conservative ETF Fund (c)	367	1,358	(1,114)	611	1,516	(515)	(371)	(21,179)	(150)	(20,699)	(20,088)	20,088	—
Touchstone VST Balanced Fund (b)	(1,574)	7,914	26,468	32,808	29,500	(61,285)	(160)	514,504	(3,815)	478,744	511,552	—	511,552
Touchstone VST Bond Fund	173,558	97,947	(394,944)	(123,439)	64,511	(63,720)	(677,381)	443,465	(9,912)	(243,037)	(366,476)	8,263,957	7,897,481
Touchstone VST Common Stock Fund	17,209	1,105,969	2,505,743	3,628,921	248,143	(279,752)	(1,112,739)	(679,053)	(33,787)	(1,857,188)	1,771,733	14,245,178	16,016,911
Non-Affiliated:
Alger Large Cap Growth Fund	(900)	26,139	(15,152)	10,087	—	(4,670)	(202)	(109)	(257)	(5,238)	4,849	94,126	98,975
Alger Small Cap Growth Fund	(588)	20,482	(24,076)	(4,182)	—	(1,579)	—	(785)	(182)	(2,546)	(6,728)	64,988	58,260
JP Morgan IT Mid Cap Value	2	16	60	78	—	(7)	—	2	(2)	(7)	71	269	340
PIMCO VIT Long-Term U.S. Government Portfolio	363	10,521	(13,885)	(3,001)	2,869	(3,452)	—	7,264	(419)	6,262	3,261	56,101	59,362
PIMCO VIT CommodityRealReturn® Strategy Portfolio	604	(24)	3,759	4,339	2,276	(483)	(1,128)	(533)	(380)	(248)	4,091	13,131	17,222
PIMCO VIT Total Return Portfolio	2,263	8,275	(13,670)	(3,132)	13,045	(8,571)	(131)	16,634	(3,890)	17,087	13,955	175,570	189,525
Guggenheim VT Multi-Hedge Strategies Fund	(125)	572	889	1,336	1,052	(486)	—	812	(254)	1,124	2,460	17,964	20,424
Non-Affiliated Initial Class:
Fidelity VIP Government Money Market	(5,542)	—	—	(5,542)	53,003	(99,374)	(81,168)	166,444	(4,780)	34,125	28,583	848,152	876,735
MFS Growth Fund	(211)	4,498	415	4,702	—	(1,448)	(253)	(106)	(112)	(1,919)	2,783	21,922	24,705
MFS Investors Trust Fund	(33)	899	1,844	2,710	—	(601)	(153)	(22)	(38)	(814)	1,896	10,873	12,769
Non-Affiliated Service Class:
Janus Henderson Enterprise Portfolio	(223)	9,168	3,162	12,107	3,350	(3,180)	(8)	(12)	(406)	(256)	11,851	76,010	87,861
Janus Henderson Forty Portfolio	(3,122)	119,764	22,659	139,301	14,584	(16,556)	(56,866)	(5,636)	(2,464)	(66,938)	72,363	642,953	715,316
Janus Henderson Global Research Portfolio	(389)	12,881	16,764	29,256	9,113	(4,101)	(5,789)	(428)	(1,199)	(2,404)	26,852	173,579	200,431
MFS Growth Fund	(138)	6,025	51	5,938	—	(1,024)	(1,246)	17	(93)	(2,346)	3,592	27,219	30,811
MFS Mid Cap Growth Fund	(31)	3,151	(2,491)	629	—	(442)	(5,986)	(274)	(20)	(6,722)	(6,093)	9,471	3,378
MFS New Discovery Fund	(48)	2,897	(2,585)	264	—	(358)	(2,515)	(8)	(20)	(2,901)	(2,637)	11,445	8,808
MFS Core Equity Fund	(26)	1,318	2,208	3,500	—	(343)	—	(32)	(39)	(414)	3,086	14,440	17,526

See accompanying notes

(a) Name Change. See Note 1.	11
(b) New Underlying Fund. See Note 1.
(c) Merger. See Note 1.

Columbus Life Assurance Company Separate Account 1
Statements of Changes in Net Assets (continued)
Year Ended December 31, 2021

	Increase (decrease) in net assets from operations				Increase (decrease) in net assets from contract related transactions
Subaccount	Net investment income (loss)	Realized gains (loss)	Change in net unrealized appreciation (depreciation) during the period	Net increase (decrease) in net assets resulting from operations	Contributions from contract holders	Cost of insurance and benefits provided by riders	Contract terminations and benefits	Net transfers among investment options	Contract Maintenance Charges	Net increase (decrease) in net assets from contract related transactions	Net increase (decrease) in net assets	Net Assets, beginning of period	Net Assets, end of period
Non-Affiliated Service Class 2:
Fidelity VIP Asset Manager Portfolio	$393	$775	$2,465	$3,633	$1,339	$(1,662)	$(47)	$(49)	$(129)	$(548)	$3,085	$39,838	$42,923
Fidelity VIP Balanced Portfolio	4,173	98,517	62,885	165,575	24,521	(39,481)	(26,020)	1,839	(3,837)	(42,978)	122,597	956,238	1,078,835
Fidelity VIP Contrafund® Portfolio	(9,594)	336,745	136,006	463,157	75,703	(91,907)	(140,794)	(24,855)	(14,054)	(195,907)	267,250	1,772,469	2,039,719
Fidelity VIP Equity-Income Portfolio	12,029	126,244	59,210	197,483	29,953	(36,492)	(65,962)	(39,038)	(3,182)	(114,721)	82,762	850,210	932,972
Fidelity VIP Growth Portfolio	(3,698)	195,917	(47,967)	144,252	30,036	(27,658)	(50,633)	(1,106)	(5,517)	(54,878)	89,374	671,047	760,421
Fidelity VIP Growth & Income Portfolio	15,233	61,281	96,034	172,548	21,598	(29,240)	(11,100)	(15,615)	(3,731)	(38,088)	134,460	696,673	831,133
Fidelity VIP Mid Cap Portfolio	(578)	316,243	59,340	375,005	54,839	(70,890)	(27,803)	(55,231)	(8,035)	(107,120)	267,885	1,561,230	1,829,115
Fidelity VIP Freedom 2010 Portfolio	23	744	(63)	704	1,618	(778)	(355)	(293)	(227)	(35)	669	14,257	14,926
Fidelity VIP Freedom 2015 Portfolio	34	2,453	(1,024)	1,463	2,661	(872)	—	(12,841)	(269)	(11,321)	(9,858)	21,680	11,822
Fidelity VIP Freedom 2020 Portfolio	(2)	5,092	(2,206)	2,884	2,689	(1,932)	(17,591)	119	(379)	(17,094)	(14,210)	38,222	24,012
Fidelity VIP Freedom 2025 Portfolio	221	10,612	622	11,455	3,592	(4,697)	(15,142)	(133)	(1,372)	(17,752)	(6,297)	120,819	114,522
Fidelity VIP Freedom 2030 Portfolio	311	8,724	1,497	10,532	6,019	(2,967)	(13,552)	912	(938)	(10,526)	6	93,961	93,967
Non-Affiliated Series I:
Invesco V.I. American Franchise Fund	(1,790)	37,073	(14,576)	20,707	7,282	(8,416)	(13,293)	69	(1,029)	(15,387)	5,320	194,342	199,662
Invesco V.I. Government Securities Fund	274	59	(889)	(556)	761	(1,944)	(272)	2,769	(145)	1,169	613	16,719	17,332
Non-Affiliated Class 1B:
Putnam VT International Equity Fund	1,309	16,485	5,136	22,930	19,127	(11,288)	(4,464)	(2,110)	(1,326)	(61)	22,869	285,641	308,510
Putnam VT Sustainable Leaders Fund	—	6	5	11	—	(2)	—	(1)	—	(3)	8	51	59
Putnam VT Small Cap Value Fund	897	6,483	81,311	88,691	13,809	(16,131)	(13,389)	(58,203)	(1,322)	(75,236)	13,455	246,528	259,983
Putnam VT Equity Income Fund	1,509	8,817	33,161	43,487	6,941	(4,459)	(413)	(6,043)	(925)	(4,899)	38,588	163,880	202,468
Non-Affiliated Series II:
Invesco V.I. Value Opportunities Fund (c)	711	38,303	9,652	48,666	3,716	(2,216)	—	(252,164)	(226)	(250,890)	(202,224)	202,224	—
Invesco V.I. Core Equity Fund	(23)	793	19,455	20,225	8,590	(1,588)	(20,633)	(1,552)	(221)	(15,404)	4,821	80,823	85,644
Invesco V.I. Discovery Mid Cap Growth Fund (a)	(1,111)	35,727	602	35,218	9,425	(10,037)	(26,169)	7,439	(2,147)	(21,489)	13,729	192,983	206,712
Invesco V.I. Global Strategic Income Fund (a)	25,049	(1,433)	(47,806)	(24,190)	31,841	(24,132)	(3,639)	32,109	(1,716)	34,463	10,273	609,063	619,336
Invesco Oppenheimer V.I. International Growth Fund	(3,999)	105,655	(8,068)	93,588	43,458	(41,733)	(12,253)	17,713	(3,992)	3,193	96,781	956,204	1,052,985
Non-Affiliated Class 2:
Franklin Growth and Income VIP Fund	4,592	14,553	34,438	53,583	14,380	(7,688)	(10,301)	(4,932)	(2,548)	(11,089)	42,494	223,488	265,982
Franklin Income VIP Fund	31,517	(387)	76,747	107,877	25,565	(26,340)	—	2,198	(2,676)	(1,253)	106,624	652,482	759,106
Franklin Mutual Shares VIP Fund	9,400	(12,621)	64,308	61,087	14,012	(23,115)	(11,670)	(20,045)	(644)	(41,462)	19,625	343,778	363,403
Franklin Large Cap Growth VIP Fund	(3,201)	137,885	(9,493)	125,191	18,261	(23,548)	(20,700)	(16,910)	(4,095)	(46,992)	78,199	850,355	928,554
Franklin U.S. Government Securities VIP Fund	6,967	(918)	(13,601)	(7,552)	25,953	(9,043)	(5,456)	32,094	(3,108)	40,440	32,888	315,050	347,938
Templeton Foreign VIP Fund	11,102	(8,705)	25,204	27,601	39,583	(32,893)	(54,210)	(141)	(2,599)	(50,260)	(22,659)	715,442	692,783
Templeton Growth VIP Fund	1,068	(463)	6,647	7,252	8,839	(5,473)	(1,455)	4,456	(1,481)	4,886	12,138	164,544	176,682
Invesco V.I. Comstock Fund	2,086	2,389	52,110	56,585	11,102	(16,202)	(18,396)	(5,113)	(1,714)	(30,323)	26,262	186,779	213,041
Invesco V.I. American Franchise Fund	(834)	44,756	(11,957)	31,965	4,219	(13,299)	(1,161)	(4,245)	(601)	(15,087)	16,878	283,815	300,693
Invesco V.I. American Value Fund	(113)	4,608	12,944	17,439	7,319	(5,345)	(1,552)	225,186	(587)	225,021	242,460	18,457	260,917
See accompanying notes

(a) Name Change. See Note 1.	12
(b) New Underlying Fund. See Note 1.
(c) Merger. See Note 1.

Columbus Life Assurance Company Separate Account 1
Statements of Changes in Net Assets (continued)
Year Ended December 31, 2021

	Increase (decrease) in net assets from operations				Increase (decrease) in net assets from contract related transactions
Division	Net investment income (loss)	Realized gains (losses)	Change in net unrealized appreciation (depreciation) during the period	Net increase (decrease) in net assets resulting from operations	Contributions from contract holders	Cost of insurance and benefits provided by riders	Contract terminations and benefits	Net transfers among investment options	Contract maintenance charges	Net increase (decrease) in net assets from contract related transactions	Net increase (decrease) in net assets	Net Assets, beginning of period	Net Assets, end of period
Non-Affiliated Class 2 (continued):
Morgan Stanley VIF Emerging Markets Equity Portfolio	$1,269	$5,443	$1,784	$8,496	$16,127	$(11,638)	$(5,432)	$12,698	$(2,185)	$9,570	$18,066	$333,213	$351,279
Morgan Stanley VIF Emerging Markets Debt Portfolio	159	(19)	(257)	(117)	450	(213)	—	712	(121)	828	711	3,602	4,313
Morgan Stanley VIF Global Real Estate Portfolio	363	(164)	4,127	4,326	3,783	(859)	—	(301)	(523)	2,100	6,426	18,240	24,666
Non-Affiliated Class A:
DWS Bond VIP Fund (c)	389	43	(542)	(110)	—	(75)	—	(21,238)	(79)	(21,392)	(21,502)	21,502	—
DWS Equity 500 Index VIP Fund	56,986	575,156	598,147	1,230,289	152,976	(163,125)	(601,677)	(52,044)	(18,757)	(682,627)	547,662	4,691,834	5,239,496
DWS Small Cap Index VIP Fund	2,658	53,903	23,313	79,874	19,648	(17,337)	(71,874)	(12,902)	(4,514)	(86,979)	(7,105)	554,441	547,336

See accompanying notes

(a) Name Change. See Note 1.	13
(b) New Underlying Fund. See Note 1.
(c) Merger. See Note 1.

Columbus Life Assurance Company Separate Account 1
Statements of Changes in Net Assets
Year Ended December 31, 2020

	Increase (decrease) in net assets from operations				Increase (decrease) in net assets from contract related transactions
Subaccount	Net investment income (loss)	Realized gains (loss)	Change in net unrealized appreciation (depreciation) during the period	Net increase (decrease) in net assets resulting from operations	Contributions from contract holders	Cost of insurance and benefits provided by riders	Contract terminations and benefits	Net transfers among investment options	Contract Maintenance Charges	Net increase (decrease) in net assets from contract related transactions	Net increase (decrease) in net assets	Net Assets, beginning of period	Net Assets, end of period
Affiliated:
Touchstone VST Moderate ETF Fund	$2,779	$4,061	$14,973	$21,813	$21,556	$(82,427)	$(28,589)	$64,488	$(1,684)	$(26,656)	$(4,843)	$248,656	$243,813
Touchstone VST Aggressive ETF Fund	1,824	4,438	11,005	17,267	18,098	(5,155)	(558)	3,268	(3,467)	12,186	29,453	135,513	164,966
Touchstone VST Conservative ETF Fund	385	430	999	1,814	4,864	(3,608)	—	111	(535)	832	2,646	17,442	20,088
Touchstone VST Bond Fund	123,859	8,610	579,622	712,091	67,567	(75,846)	(20,803)	412,165	(11,612)	371,471	1,083,562	7,180,395	8,263,957
Touchstone VST Common Stock Fund	40,428	487,749	2,182,450	2,710,627	276,286	(299,771)	(310,266)	(615,021)	(36,902)	(985,674)	1,724,953	12,520,225	14,245,178
Non-Affiliated:
Alger Large Cap Growth Fund	(524)	14,782	23,865	38,123	—	(4,331)	(200)	(2)	(248)	(4,781)	33,342	60,784	94,126
Alger Small Cap Growth Fund	96	4,013	22,024	26,133	—	(1,571)	(355)	(1)	(184)	(2,111)	24,022	40,966	64,988
JP Morgan IT Mid Cap Value	2	13	(17)	(2)	—	(7)	—	—	(2)	(9)	(11)	280	269
PIMCO VIT Long-Term U.S. Government Portfolio	445	2,110	5,638	8,193	2,853	(3,726)	(989)	700	(510)	(1,672)	6,521	49,580	56,101
PIMCO VIT CommodityRealReturn® Strategy Portfolio	549	(190)	(63)	296	4,166	(355)	—	198	(360)	3,649	3,945	9,186	13,131
PIMCO VIT Total Return Portfolio	2,621	2,546	8,089	13,256	15,864	(8,614)	(16,548)	7,250	(4,462)	(6,510)	6,746	168,824	175,570
Guggenheim VT Multi-Hedge Strategies Fund	112	305	659	1,076	4,039	(509)	(1,755)	572	(341)	2,006	3,082	14,882	17,964
Non-Affiliated Initial Class:
Fidelity VIP Government Money Market	(2,994)	—	—	(2,994)	57,089	(103,281)	(92,979)	139,972	(5,732)	(4,931)	(7,925)	856,077	848,152
MFS Growth Fund	(207)	7,685	(1,207)	6,271	—	(1,743)	(7,596)	(2)	(140)	(9,481)	(3,210)	25,132	21,922
MFS Investors Trust Fund	(26)	549	695	1,218	—	(646)	—	(1)	(39)	(686)	532	10,341	10,873
Non-Affiliated Service Class:
Janus Henderson Enterprise Portfolio	(313)	7,048	5,577	12,312	3,341	(3,065)	—	(2,338)	(493)	(2,555)	9,757	66,253	76,010
Janus Henderson Forty Portfolio	774	64,665	126,303	191,742	14,974	(18,190)	(72,623)	(13,950)	(3,186)	(92,975)	98,767	544,186	642,953
Janus Henderson Global Research Portfolio	82	9,919	18,608	28,609	9,575	(3,905)	(3,594)	(224)	(1,290)	562	29,171	144,408	173,579
MFS Growth Fund	(124)	2,467	4,180	6,523	—	(1,114)	—	—	(95)	(1,209)	5,314	21,905	27,219
MFS Mid Cap Growth Fund	(38)	837	1,721	2,520	—	(583)	—	(1)	(25)	(609)	1,911	7,560	9,471
MFS New Discovery Fund	(41)	1,062	2,556	3,577	—	(444)	—	(45)	(25)	(514)	3,063	8,382	11,445
MFS Core Equity Fund	1	644	1,536	2,181	—	(331)	—	(1)	(40)	(372)	1,809	12,631	14,440

See accompanying notes

(a) Name Change. See Note 1.	14
(b) New Underlying Fund. See Note 1.
(c) Merger. See Note 1.

Columbus Life Assurance Company Separate Account 1
Statements of Changes in Net Assets (continued)
Year Ended December 31, 2020

	Increase (decrease) in net assets from operations				Increase (decrease) in net assets from contract related transactions
Subaccount	Net investment income (loss)	Realized gains (loss)	Change in net unrealized appreciation (depreciation) during the period	Net increase (decrease) in net assets resulting from operations	Contributions from contract holders	Cost of insurance and benefits provided by riders	Contract terminations and benefits	Net transfers among investment options	Contract Maintenance Charges	Net increase (decrease) in net assets from contract related transactions	Net increase (decrease) in net assets	Net Assets, beginning of period	Net Assets, end of period
Non-Affiliated Service Class 2:
Fidelity VIP Asset Manager Portfolio	$173	$4,118	$3,875	$8,166	$1,556	$(8,965)	$(82,102)	$639	$(250)	$(89,122)	$(80,956)	$120,794	$39,838
Fidelity VIP Balanced Portfolio	7,575	26,184	135,235	168,994	31,639	(46,432)	(15,759)	(6,167)	(4,578)	(41,297)	127,697	828,541	956,238
Fidelity VIP Contrafund® Portfolio	(7,341)	70,107	346,771	409,537	105,341	(97,408)	(20,601)	(81,265)	(16,851)	(110,784)	298,753	1,473,716	1,772,469
Fidelity VIP Equity-Income Portfolio	9,666	40,117	(1,602)	48,181	34,048	(41,828)	(28,620)	(2,335)	(3,666)	(42,401)	5,780	844,430	850,210
Fidelity VIP Growth Portfolio	(2,799)	84,728	132,215	214,144	29,696	(33,614)	(40,024)	(14,318)	(5,922)	(64,182)	149,962	521,085	671,047
Fidelity VIP Growth & Income Portfolio	10,043	42,554	(3,320)	49,277	22,505	(31,957)	(5,064)	4,729	(3,717)	(13,504)	35,773	660,900	696,673
Fidelity VIP Mid Cap Portfolio	(260)	(12,079)	255,035	242,696	55,651	(69,636)	(88,627)	(28,123)	(8,729)	(139,464)	103,232	1,457,998	1,561,230
Fidelity VIP Freedom 2010 Portfolio	60	561	809	1,430	1,597	(660)	—	89	(261)	765	2,195	12,062	14,257
Fidelity VIP Freedom 2015 Portfolio	138	974	1,370	2,482	3,040	(853)	—	(887)	(346)	954	3,436	18,244	21,680
Fidelity VIP Freedom 2020 Portfolio	86	3,411	1,887	5,384	5,657	(3,943)	—	(7,744)	(1,058)	(7,088)	(1,704)	39,926	38,222
Fidelity VIP Freedom 2025 Portfolio	180	14,895	743	15,818	6,051	(5,352)	—	(59,514)	(2,888)	(61,703)	(45,885)	166,704	120,819
Fidelity VIP Freedom 2030 Portfolio	391	4,694	7,782	12,867	7,489	(2,741)	—	204	(1,239)	3,713	16,580	77,381	93,961
Non-Affiliated Series I:
Invesco V.I. American Franchise Fund	(1,351)	27,062	30,530	56,241	8,158	(9,956)	(19,575)	1,400	(1,050)	(21,023)	35,218	159,124	194,342
Invesco V.I. Government Securities Fund	260	58	501	819	945	(1,781)	(31)	1,632	(147)	618	1,437	15,282	16,719
Non-Affiliated Class 1B:
Putnam VT International Equity Fund	2,058	1,984	26,355	30,397	19,407	(10,641)	(3,756)	5,566	(1,486)	9,090	39,487	246,154	285,641
Putnam VT Sustainable Leaders Fund	—	5	6	11	—	(1)	—	—	—	(1)	10	41	51
Putnam VT Small Cap Value Fund	1,203	(43,107)	64,658	22,754	15,114	(13,361)	(11,020)	7,755	(1,304)	(2,816)	19,938	226,590	246,528
Putnam VT Equity Income Fund	1,819	8,763	(3,371)	7,211	9,783	(7,985)	(4,317)	(512)	(980)	(4,011)	3,200	160,680	163,880
Non-Affiliated Series II:
Invesco V.I. Value Opportunities Fund	(494)	(9,056)	22,282	12,732	9,894	(6,144)	(11,551)	4,598	(650)	(3,853)	8,879	193,345	202,224
Invesco V.I. Core Equity Fund	300	16,066	(7,150)	9,216	821	(1,725)	—	(1,204)	(672)	(2,780)	6,436	74,387	80,823
Invesco Oppenheimer V.I. Discovery Mid Cap Growth Fund	(860)	12,972	42,292	54,404	10,659	(9,720)	(520)	7,497	(2,198)	5,718	60,122	132,861	192,983
Invesco Oppenheimer V.I. Global Strategic Income Fund	29,075	(1,552)	(12,058)	15,465	28,511	(29,836)	(2,291)	12,007	(2,600)	5,791	21,256	587,807	609,063
Invesco Oppenheimer V.I. International Growth Fund	1,792	15,114	146,656	163,562	51,480	(43,512)	(2,899)	(27,818)	(4,707)	(27,456)	136,106	820,098	956,204
Non-Affiliated Class 2:
Franklin Growth and Income VIP Fund	9,045	36,159	(38,998)	6,206	13,793	(7,413)	(85,139)	(2,834)	(3,157)	(84,750)	(78,544)	302,032	223,488
Franklin Income VIP Fund	32,413	(3,635)	(26,824)	1,954	11,507	(26,785)	—	20,614	(3,715)	1,621	3,575	648,907	652,482
Franklin Mutual Shares VIP Fund	7,998	3,668	(26,527)	(14,861)	15,336	(22,763)	(694)	12,486	(977)	3,388	(11,473)	355,251	343,778
Franklin Large Cap Growth VIP Fund	(2,633)	69,960	193,257	260,584	22,145	(27,460)	(5,763)	(19,535)	(4,275)	(34,888)	225,696	624,659	850,355
Franklin U.S. Government Securities VIP Fund	9,347	(1,251)	2,371	10,467	24,988	(12,770)	(6,156)	(6,376)	(3,779)	(4,093)	6,374	308,676	315,050
Templeton Foreign VIP Fund	18,902	(9,670)	(18,445)	(9,213)	40,338	(36,340)	(18,143)	16,545	(3,117)	(717)	(9,930)	725,372	715,442
Templeton Growth VIP Fund	3,784	(17,881)	21,968	7,871	9,167	(5,306)	(9,299)	(41)	(1,526)	(7,005)	866	163,678	164,544

See accompanying notes

(a) Name Change. See Note 1.	15
(b) New Underlying Fund. See Note 1.
(c) Merger. See Note 1.

Columbus Life Assurance Company Separate Account 1
Statements of Changes in Net Assets (continued)
Year Ended December 31, 2020

	Increase (decrease) in net assets from operations				Increase (decrease) in net assets from contract related transactions
Subaccount	Net investment income (loss)	Realized gains (losses)	Change in net unrealized appreciation (depreciation) during the period	Net increase (decrease) in net assets resulting from operations	Contributions from contract holders	Cost of insurance and benefits provided by riders	Contract terminations and benefits	Net transfers among investment options	Contract maintenance charges	Net increase (decrease) in net assets from contract related transactions	Net increase (decrease) in net assets	Net Assets, beginning of period	Net Assets, end of period
Non-Affiliated Class 2 (continued):
Invesco V.I. Comstock Fund	$2,558	$6,580	$(9,960)	$(822)	$13,107	$(17,805)	$—	$8,892	$(1,927)	$2,267	$1,445	$185,334	$186,779
Invesco V.I. American Franchise Fund	(700)	24,617	62,320	86,237	4,698	(13,600)	(2,292)	(8,756)	(656)	(20,606)	65,631	218,184	283,815
Invesco V.I. American Value Fund	38	(187)	1,775	1,626	722	(451)	—	2,598	(160)	2,709	4,335	14,122	18,457
Morgan Stanley VIF Emerging Markets Equity Portfolio	2,494	5,155	34,612	42,261	16,144	(11,098)	(1,918)	(2,647)	(2,272)	(1,791)	40,470	292,743	333,213
Morgan Stanley VIF Emerging Markets Debt Portfolio	112	(20)	78	170	421	(202)	—	378	(146)	451	621	2,981	3,602
Morgan Stanley VIF Global Real Estate Portfolio	471	(332)	(2,652)	(2,513)	6,183	(710)	—	(263)	(496)	4,714	2,201	16,039	18,240
Non-Affiliated Class A:
DWS Bond VIP Fund	501	(634)	1,772	1,639	—	(264)	(2,348)	—	(123)	(2,735)	(1,096)	22,598	21,502
DWS Equity 500 Index VIP Fund	55,023	442,080	242,459	739,562	176,909	(175,239)	(277,021)	(103,773)	(18,846)	(397,970)	341,592	4,350,242	4,691,834
DWS Small Cap Index VIP Fund	2,919	46,341	44,844	94,104	22,871	(16,809)	(4,579)	2,535	(4,377)	(359)	93,745	460,696	554,441

See accompanying notes

(a) Name Change. See Note 1.	16
(b) New Underlying Fund. See Note 1.
(c) Merger. See Note 1.

Columbus Life Insurance Company Separate Account 1
Notes to Financial Statements
December 31, 2021
1. Organization and Nature of Operations
Columbus Life Insurance Company Separate Account I (the “Separate Account”) is a unit investment trust registered under the Investment Company Act of 1940 (the “1940 Act”), established by the Columbus Life Insurance Company (the “Company”), a life insurance company that is a wholly-owned subsidiary of The Western and Southern Life Insurance Company. The Separate Account is a funding vehicle for individual variable universal life policies, and commenced operations on August 30, 1999 with the issuance of the first Columbus Life flexible premium (“Flexible Premium”) variable universal life insurance policy.
The contract holder’s account value in a subaccount will vary depending on the performance of the corresponding investment portfolio (“Underlying Fund”). The Separate Account currently has 57 subaccounts available. The investment objective of each subaccount and its Underlying Fund are the same. Refer to each Underlying Fund’s prospectus for a description of investment objectives.
Under applicable insurance law, the assets and liabilities of the Separate Account are clearly identified and distinguished from the Company’s other assets and liabilities. The portion of the Separate Account’s assets applicable to contract holders’ accounts is not chargeable with liabilities arising out of any other business the Company may conduct. The variable annuity contracts are designed for individual investors and group plans that desire to accumulate capital on a tax-deferred basis for retirement or other long-term objectives. The variable universal life insurance policies are distributed across the United States through a network of broker-dealers and wholesalers.
Each subaccount invests all its investible assets in shares of corresponding investment portfolios (“Underlying Funds”) of the investment companies listed below:

The Alger Portfolios	Fidelity Variable Insurance Products (continued)
Non-Affiliated:	Non-Affiliated Service Class 2 (continued):
Alger Large Cap Growth Fund	Fidelity VIP Growth Portfolio
Alger Small Cap Growth Fund	Fidelity VIP Growth & Income Portfolio
Fidelity VIP Mid Cap Portfolio
DWS Investments VIT Funds	Fidelity VIP Freedom 2010 Portfolio
Non-Affiliated Class A:	Fidelity VIP Freedom 2015 Portfolio
DWS Equity 500 Index VIP Fund	Fidelity VIP Freedom 2020 Portfolio
DWS Small Cap Index VIP Fund	Fidelity VIP Freedom 2025 Portfolio
Fidelity VIP Freedom 2030 Portfolio

Franklin Templeton VIP Trust
Fidelity Variable Insurance Products	Non-Affiliated Class 2:
Non-Affiliated Initial Class:	Franklin Growth and Income VIP Fund
Fidelity VIP Government Money Market	Franklin Income VIP Fund
Non-Affiliated Service Class 2:	Franklin Mutual Shares VIP Fund
Fidelity VIP Asset Manager Portfolio	Franklin Large Cap Growth VIP Fund
Fidelity VIP Balanced Portfolio	Franklin U.S. Government Securities VIP Fund
Fidelity VIP Contrafund® Portfolio	Templeton Foreign VIP Fund
Fidelity VIP Equity-Income Portfolio	Templeton Growth VIP Fund

17

Columbus Life Insurance Company Separate Account 1
Notes to Financial Statements (continued)
1. Organization and Nature of Operations (continued)

Guggenheim Variable Insurance Funds	Morgan Stanley Variable Insurance Funds
Non-Affiliated:	Non-Affiliated Class 2:
Guggenheim VT Multi-Hedge Strategies Fund	Morgan Stanley VIF Emerging Markets Equity Portfolio
Morgan Stanley VIF Emerging Markets Debt Portfolio
Invesco Variable Insurance Funds	Morgan Stanley VIF Global Real Estate Portfolio
Non-Affiliated Series I:
Invesco V.I. American Franchise Fund	Pimco Variable Insurance Trust
Invesco V.I. Government Securities Fund	Non-Affiliated:
Non-Affiliated Series II:	PIMCO VIT Long-Term U.S. Government Portfolio
Invesco V.I. Core Equity Fund	PIMCO VIT CommodityRealReturn® Strategy Portfolio
Invesco V.I. Discovery Mid Cap Growth Fund	PIMCO VIT Total Return Portfolio
Invesco V.I. Global Strategic Income Fund
Invesco Oppenheimer V.I. International Growth Fund	Putnam Variable Trust
Non-Affiliated Class 2:	Non-Affiliated Class 1B:
Invesco V.I. American Franchise Fund	Putnam VT International Equity Fund
Invesco V.I. American Value Fund	Putnam VT Sustainable Leaders Fund
Invesco V.I. Comstock Fund	Putnam VT Small Cap Value Fund
Putnam VT Equity Income Fund

Janus Henderson VIT Funds	Touchstone Variable Series Trust
Non-Affiliated Service Class:	Affiliated Service Class:
Janus Henderson Enterprise Portfolio	Touchstone VST Balanced Fund
Janus Henderson Forty Portfolio	Touchstone VST Bond Fund
Janus Henderson Global Research Portfolio	Touchstone VST Common Stock Fund

JPMorgan Insurance Trust
Non-Affiliated:
JP Morgan IT Mid Cap Value

Massachusetts Financial Service Variable Insurance Trust(^II)
Non-Affiliated Initial Class:
MFS Growth Fund
MFS Investors Trust Fund
Non-Affiliated Service Class:
MFS Growth Fund
MFS Mid Cap Growth Fund
MFS New Discovery Fund
^MFS Core Equity Fund

18

Columbus Life Insurance Company Separate Account 1
Notes to Financial Statements (continued)
1. Organization and Nature of Operations (continued)

During the year ended December 31, 2021, the following Underlying Funds had name changes that were made effective:
Date:	New Name:	Old Name:
4/30/2021	Invesco V.I. Discovery Mid Cap Growth Series II	Invesco Oppenheimer V.I. Discovery Mid Cap Growth Series II
4/30/2021	Invesco V.I. Global Strategic Income Fund	Invesco Oppenheimer V.I. Global Strategic Income Fund

The statement of operations for all of the Underlying Funds are presented in the financial statements for the year ended December 31, 2021 except for the following Underlying Funds:
Period:	Underlying Fund:
1/1/2021-4/16/2021	Touchstone VST Aggressive ETF Fund
1/1/2021-4/16/2021	Touchstone VST Conservative ETF Fund
1/1/2021-4/16/2021	Touchstone VST Moderate ETF Fund
4/17/2021-12/31/2021	Touchstone VST Balanced Fund
1/1/2021-4/29/2021	Invesco V.I. Value Opportunities Fund
1/1/2021-10/28/2021	DWS Bond VIP Fund

The statements of changes in net assets for all of the Underlying Funds are presented in the financial statements for the year ended December 31, 2021 and December 31, 2020 with the exception of the following Underlying Funds:
Period:	Underlying Fund:
1/1/2021-4/16/2021	Touchstone VST Aggressive ETF Fund
1/1/2021-4/16/2021	Touchstone VST Conservative ETF Fund
1/1/2021-4/16/2021	Touchstone VST Moderate ETF Fund
4/17/2021-12/31/2021	Touchstone VST Balanced Fund
1/1/2021-4/29/2021	Invesco V.I. Value Opportunities Fund
1/1/2021-10/28/2021	DWS Bond VIP Fund

As a result of restructuring in 2021, the following Underlying Fund that was previously offered is no longer available as an investment option to our contract holders. Any contract holder allocations that remained in this fund were redeemed and used to purchase shares of the surviving funds as indicated:
Date:	Surviving Underlying Fund:	Closed Underlying Fund:
4/17/2021	Touchstone VST Balanced Fund	Touchstone VST Aggressive ETF Fund
4/17/2021	Touchstone VST Balanced Fund	Touchstone VST Conservative ETF Fund
4/17/2021	Touchstone VST Balanced Fund	Touchstone VST Moderate ETF Fund
4/30/2021	Invesco V.I. American Value Fund	Invesco V.I. Value Opportunities Fund
10/28/2021	Fidelity VIP Government Money Market	DWS Bond VIP Fund

19

Columbus Life Insurance Company Separate Account 1
Notes to Financial Statements (continued)
2. Significant Accounting Policies
Basis of Presentation
The accompanying financial statements have been prepared in accordance with U.S. generally accepted accounting principles (“US GAAP”).
Investments
Investments in shares of the Underlying Funds are valued at fair value as determined by the closing net asset value per share on December 31, 2021. The difference between cost and fair value is reflected as unrealized appreciation or depreciation of investments.
Share transactions are recorded on the trade date. Realized gains and losses on sales of the Funds’ shares are determined based on the identified cost basis.
Capital gain distributions are included in the realized gain distributions line on the Statements of Operations. Dividends are included in the reinvested dividends line on the Statements of Operations. Dividends and capital gain distributions are recorded on the ex-dividend date. Dividends and capital gain distributions from the Underlying Funds’ are reinvested in the respective Underlying Funds and are reflected in the unit values of the subaccounts.
The Separate Account’s investments are held at fair value. Fair value is the price that the Separate Account would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. Fair value is established using a three-level hierarchy based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assessment regarding the assumptions market participants would use in pricing the asset or liability and are developed based on the best information available in the circumstances. The Separate Account’s investments are assigned a level based upon the observability of the inputs that are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.
•Level 1 - inputs to the valuation methodology are quoted prices in active markets.
•    Level 2 - inputs to the valuation methodology are observable, directly or indirectly.
•    Level 3 - inputs to the valuation methodology are unobservable and reflect assumptions on the part of the reporting entity.

The Separate Account’s investments are valued as Level 1. There were no transfers between levels 1, 2, and 3 during the year. The Separate Account’s policy is to recognize the transfers in and transfers out of levels at the beginning of the annual reporting period.

20

Columbus Life Insurance Company Separate Account 1
Notes to Financial Statements (continued)
2. Significant Accounting Policies (continued)
Unit Value
Unit values for the subaccounts are computed at the end of each business day. The unit value is equal to the unit value for the preceding business day multiplied by a net investment factor. This net investment factor is determined based on the net asset value of the Underlying Fund, reinvested dividends and capital gains, and the daily asset charge for the mortality and expense risk and administrative charges, as applicable.
Taxes
Operations of the Separate Account are included in the income tax return of the Company, which is taxed as a life insurance company under the Internal Revenue Code (“IRC”). The Separate Account is not taxed as a regulated investment company under Subchapter M of the IRC. Under the provisions of the policies, the Company has the right to charge the Separate Account for federal income tax attributable to the Separate Account. No charge is currently being made against the Separate account for such tax since, under current tax law, the Company pays no tax on investment income and capital gains reflected in variable life insurance policy reserves. However, the Company retains the right to charge for any federal income tax incurred, which is attributable to the Separate Account if the law is changed. Charges for state and local taxes, if any, attributable to the Separate Account may also be made.
Use of Estimates
The preparation of financial statements in accordance with US GAAP requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from those estimates.
Risks and Uncertainties
The Company is exposed to risk associated with the ongoing outbreak of coronavirus (“COVID-19”) and is actively monitoring developments through governmental briefings and the relevant health authorities. The effects of the outbreak on the Company are uncertain and difficult to predict, as the situation continues to evolve. Risks include (but are not limited to) the disruption of business operations due to changing work environments for employees, agents and distributors, and business partners; potential economic hardship of policyholders and issuers of investments held by the Separate Account; and disruptions of product marketing and sales efforts. The Separate Account has business continuity plans in place to mitigate the risks posed to business operations by disruptive incidents such as these.

Subsequent Events

Management has evaluated subsequent events though the issuance of these financial statements and determined that no additional disclosures are required.

21

Columbus Life Insurance Company Separate Account 1
Notes to Financial Statements (continued)
3. Purchases and Sales of Investments
The aggregate cost of Underlying Fund shares purchased and proceeds from Underlying Fund shares sold during the year ended December 31, 2021 and the cost of shares held at December 31, 2021, for each subaccount were as follows:

Subaccount	Purchases	Sales	Cost
Affiliated:
Touchstone VST Moderate ETF Fund (c)	$47,818	$(290,136)	$—
Touchstone VST Aggressive ETF Fund (c)	12,900	(185,555)	—
Touchstone VST Conservative ETF Fund (c)	3,253	(22,291)	—
Touchstone VST Balanced Fund (b)	543,859	(61,020)	485,083
Touchstone VST Bond Fund	732,968	(759,314)	7,619,967
Touchstone VST Common Stock Fund	667,901	(2,001,259)	10,590,363
Non-Affiliated:
Alger Large Cap Growth Fund	22,531	(6,559)	77,407
Alger Small Cap Growth Fund	19,227	(3,134)	54,168
JP Morgan IT Mid Cap Value	19	(10)	270
PIMCO VIT Long-Term U.S. Government Portfolio	20,736	(3,991)	62,570
PIMCO VIT CommodityRealReturn® Strategy Portfolio	2,792	(2,437)	14,206
PIMCO VIT Total Return Portfolio	42,251	(15,070)	192,440
Guggenheim VT Multi-Hedge Strategies Fund	2,212	(733)	18,656
Non-Affiliated Initial Class:
Fidelity VIP Government Money Market	182,299	(153,716)	876,736
MFS Growth Fund	3,650	(2,613)	15,590
MFS Investors Trust Fund	634	(1,112)	7,581
Non-Affiliated Service Class:
Janus Henderson Enterprise Portfolio	11,447	(4,562)	63,909
Janus Henderson Forty Portfolio	102,883	(81,914)	480,454
Janus Henderson Global Research Portfolio	17,887	(11,622)	145,347
MFS Growth Fund	4,299	(2,483)	16,866
MFS Mid Cap Growth Fund	1,245	(6,754)	3,076
MFS New Discovery Fund	1,871	(3,158)	7,864
MFS Core Equity Fund	1,257	(484)	12,861
Non-Affiliated Service Class 2:
Fidelity VIP Asset Manager Portfolio	2,873	(2,789)	34,972
Fidelity VIP Balanced Portfolio	105,078	(67,451)	784,941
Fidelity VIP Contrafund® Portfolio	314,111	(278,150)	1,378,876
Fidelity VIP Equity-Income Portfolio	139,945	(138,929)	797,212
Fidelity VIP Growth Portfolio	185,255	(92,999)	583,909
Fidelity VIP Growth & Income Portfolio	69,113	(55,510)	622,602
Fidelity VIP Mid Cap Portfolio	336,848	(159,844)	1,519,906
Fidelity VIP Freedom 2010 Portfolio	2,345	(1,854)	13,509
Fidelity VIP Freedom 2015 Portfolio	3,699	(14,150)	10,892
Fidelity VIP Freedom 2020 Portfolio	4,708	(19,903)	21,435
Fidelity VIP Freedom 2025 Portfolio	7,966	(21,234)	92,243
Fidelity VIP Freedom 2030 Portfolio	11,489	(17,666)	77,220

(a) Name Change. See Note 1.
(b) New Underlying Fund. See Note 1.	22
(c) Merger. See Note 1.

Columbus Life Insurance Company Separate Account 1
Notes to Financial Statements (continued)

3. Purchases and Sales of Investments (continued)

Subaccount	Purchases	Sales	Cost
Non-Affiliated Series I:
Invesco V.I. American Franchise Fund	$35,551	$(29,851)	$153,293
Invesco V.I. Government Securities Fund	3,770	(2,327)	17,577
Non-Affiliated Class 1B:
Putnam VT International Equity Fund	36,431	(24,571)	251,109
Putnam VT Sustainable Leaders Fund	5	(2)	37
Putnam VT Small Cap Value Fund	10,700	(85,036)	153,556
Putnam VT Equity Income Fund	14,105	(10,408)	155,251
Non-Affiliated Series II:
Invesco V.I. Value Opportunities Fund (c)	10,319	(254,316)	—
Invesco V.I. Core Equity Fund	10,542	(24,154)	74,106
Invesco V.I. Discovery Mid Cap Growth Fund (a)	42,638	(41,291)	163,041
Invesco V.I. Global Strategic Income Fund (a)	89,986	(30,475)	669,628
Invesco Oppenheimer V.I. International Growth Fund	141,738	(49,976)	846,129
Non-Affiliated Class 2:
Franklin Growth and Income VIP Fund	37,248	(26,868)	237,280
Franklin Income VIP Fund	61,001	(30,736)	680,534
Franklin Mutual Shares VIP Fund	27,238	(59,298)	340,080
Franklin Large Cap Growth VIP Fund	137,177	(76,076)	678,890
Franklin U.S. Government Securities VIP Fund	61,522	(14,114)	365,189
Templeton Foreign VIP Fund	63,684	(102,842)	692,181
Templeton Growth VIP Fund	17,106	(11,155)	170,730
Invesco V.I. Comstock Fund	15,670	(43,908)	172,011
Invesco V.I. American Franchise Fund	40,555	(19,716)	233,946
Invesco V.I. American Value Fund	250,936	(26,027)	246,778
Morgan Stanley VIF Emerging Markets Equity Portfolio	33,479	(22,642)	286,249
Morgan Stanley VIF Emerging Markets Debt Portfolio	1,265	(279)	4,512
Morgan Stanley VIF Global Real Estate Portfolio	4,137	(1,675)	22,879
Non-Affiliated Class A:
DWS Bond VIP Fund (c)	439	(21,441)	—
DWS Equity 500 Index VIP Fund	616,997	(1,020,332)	3,542,044
DWS Small Cap Index VIP Fund	68,739	(118,198)	449,661

23

Columbus Life Insurance Company Separate Account 1
Notes to Financial Statements (continued)
4. Expenses and Related Party Transactions
The Company deducts a premium expense charge from the Separate Account to cover the cost of distributing the policies. For Flexible Premium, the maximum premium expense charge is 5.50% of a premium payment, with the current premium expense charge at 4.75% of a premium payment. For Pinnacle, Pinnacle II and Legacy, for a Coverage Layer in a Coverage Year for the first 12 coverage years, the current premium expense charge is 6.50% of premium payments up to target premium, with a maximum of 7.50%. In a coverage year after the first 12 coverage years, the current premium expense charge is 2.50%, with a maximum of 3.50%. Premium payments in excess of target premium for a coverage layer in a coverage year for the first 12 coverage years, have a premium charge of 3.25%, with a maximum of 4.25%. In a coverage year after the first 12 coverage years for premium payments in excess of target premium, the current premium expense charge is 1.75%, with a maximum of 2.75%. The premium expense charge is deducted from each premium payment before the net premiums are allocated to the investment options.

For Flexible Premium, a tax charge is deducted to cover state taxes on insurance premiums and certain federal taxes. The tax charge is equal to the state premium tax rate for the state of residence plus .55% for certain federal taxes. The maximum tax charge is 3.50% of a premium payment. The tax charge is deducted from each premium payment before the net premiums are allocated to the investment options. For Pinnacle, Pinnacle II and Legacy, a state tax charge equal to the state premium tax rate for the state of residence is deducted from each premium payment before the net premiums are allocated to the investment options. The maximum state tax charge is 3.50% of a premium payment.
The Company also deducts from a contract owner’s account a monthly cost of insurance charge for providing policyholders with life insurance protection. The amount of the cost of insurance depends on the amount of insurance requested, and the age, gender and underwriting class of the insured. The cost of insurance is also affected by the account value, indebtedness and death benefit option. The maximum monthly cost of insurance charge for a policy is shown in the policy schedule. The Company may charge less than the maximum shown in the policy schedule.
The Company also deducts from a contract owner’s account an amount monthly to cover the cost of any additional benefits provided under the policy by rider. Both the cost of insurance charge and the charge for riders are deducted from a contract owner’s account on each monthly anniversary day.
The monthly expense charge covers the cost of record keeping and administering the policy. For Flexible Premium policies, the maximum monthly expense charge is $7 with the current monthly expense charge at $6. For Pinnacle, Pinnacle II and Legacy policies, the maximum monthly expense charge is $9 with the current monthly expense charge at $7.50. This charge is also deducted from a contract owner’s account on each monthly anniversary day.

24

Columbus Life Insurance Company Separate Account 1
Notes to Financial Statements (continued)

4. Expenses and Related Party Transactions (continued)
The Company also charges policies a fee in order to compensate for its assumption of mortality and expense risks. For Flexible Premium, the deduction is made daily on a pro rata basis from the accumulation unit values of each sub-account at an annual effective rate not to exceed 1.00%. For Pinnacle, Pinnacle II and Legacy, the deduction is made monthly as a direct charge to the policy at an annual effective rate not to exceed 0.90%. The monthly deduction can be charged on a pro-rata basis to each investment option or from a single investment option at the direction of the policyholder. As of December 31, 2020, the effective annual rate of the Flexible Premium charges is 0.90% and for each Pinnacle, Pinnacle II and Legacy effective annual rate charges are 0.70%.
A surrender charge is imposed by the Company if the policy is cancelled or, under certain circumstances, if the specified amount decreases during the first 14 years after the policy is issued, or during the first 14 years after any increase in the specified amount for Flexible Premium policies. For Pinnacle, Pinnacle II and Legacy policies, the surrender charge applies during the first 12 months since the policy date or since the date of any increase in Base Specified Amount, if the policy is cancelled or if the policy terminates at the end of a grace period. The amount of the charge depends upon the insured’s age, gender and underwriting class.
There is no charge for the first 12 transfers among sub-accounts each policy year. Additional transfers are $10 for each transfer in a policy year. The charge is deducted from the account value at the time of the transfer. There are no charges for transfers made in connection with the dollar cost averaging program and these transfers are not counted when determining the number of transfers made in a policy year.
There is no charge for the first withdrawal in a policy year. There is a withdrawal charge of $50 per withdrawal for each additional withdrawal. The amount of the charge is deducted from the account value.
Touchstone Advisors Inc., an affiliate of the Company, advises certain funds in the Touchstone Variable Series Trust, offered through the Company’s variable life products.

25

Columbus Life Insurance Company Separate Account 1
Notes to Financial Statements (continued)
5. Changes in Units Outstanding
The following table shows a summary of changes in units outstanding for variable universal life insurance contracts for the periods ended December 31, 2021 and 2020:

Flexible Premium Variable Universal Life Insurance

	2021			2020

Subaccount	Units Purchased	Units Redeemed	Net Increase (Decrease)	Units Purchased	Units Redeemed	Net Increase (Decrease)
Touchstone VST Moderate ETF Fund	20	(3,071)	(3,051)	211	(332)	(121)
Touchstone VST Balanced Fund	6,580	(187)	6,393	—	—	—
Touchstone VST Bond Fund	1,340	(240)	1,100	948	(727)	221
Touchstone VST Common Stock Fund	1,437	(4,895)	(3,458)	2,026	(8,522)	(6,496)

Alger Large Cap Growth Fund	9	(123)	(114)	—	(154)	(154)
Alger Small Cap Growth Fund	—	(50)	(50)	—	(60)	(60)

PIMCO VIT Long-Term U.S. Government Portfolio	262	(93)	169	111	(150)	(39)

Fidelity VIP Government Money Market	2,402	(4,581)	(2,179)	1,689	(1,697)	(8)
Fidelity VIP Asset Manager Portfolio	10	(16)	(6)	21	(63)	(42)
Fidelity VIP Balanced Portfolio	93	(228)	(135)	69	(193)	(124)
Fidelity VIP Contrafund® Portfolio	119	(320)	(201)	80	(302)	(222)
Fidelity VIP Equity-Income Portfolio	122	(207)	(85)	238	(231)	7
Fidelity VIP Growth Portfolio	56	(283)	(227)	354	(249)	105
Fidelity VIP Growth & Income Portfolio	27	(184)	(157)	93	(393)	(300)
Fidelity VIP Mid Cap Portfolio	33	(272)	(239)	191	(259)	(68)

MFS Growth Fund - Initial Class	9	(47)	(38)	—	(237)	(237)
MFS Investors Trust Fund	5	(27)	(22)	—	(25)	(25)
MFS Core Equity Fund	—	(21)	(21)	—	(25)	(25)
MFS Mid Cap Growth Fund	—	(3)	(3)	—	(4)	(4)
MFS New Discovery Fund	—	—	—	—	—	—

Invesco V.I. American Franchise Fund - Series I	320	(727)	(407)	440	(1,296)	(856)
Invesco V.I. Government Securities Fund	174	(114)	60	170	(137)	33

Putnam VT International Equity Fund	449	(429)	20	642	(459)	183

DWS Equity 500 Index VIP Fund	138	(231)	(93)	188	(261)	(73)
DWS Small Cap Index VIP Fund	27	(90)	(63)	97	(30)	67

26

Columbus Life Insurance Company Separate Account 1
Notes to Financial Statements (continued)

5. Changes in Units Outstanding (continued)

Pinnacle, Pinnacle II and Legacy Variable Universal Life

	2021			2020

Subaccount	Units Purchased	Units Redeemed	Net Increase (Decrease)	Units Purchased	Units Redeemed	Net Increase (Decrease)
Touchstone VST Moderate ETF Fund	1,360	(9,588)	(8,228)	4,331	(5,652)	(1,321)
Touchstone VST Aggressive ETF Fund	241	(7,144)	(6,903)	930	(369)	561
Touchstone VST Conservative ETF Fund	79	(1,104)	(1,025)	276	(229)	47
Touchstone VST Balanced Fund	46,410	(5,594)	40,816	—	—	—
Touchstone VST Bond Fund	43,822	(68,182)	(24,360)	49,292	(14,481)	34,811
Touchstone VST Common Stock Fund	4,965	(126,907)	(121,942)	10,387	(93,894)	(83,507)

PIMCO VIT CommodityRealReturn® Strategy Portfolio	148	(167)	(19)	407	(75)	332
PIMCO VIT Total Return Portfolio	1,681	(812)	869	1,463	(1,879)	(416)

JPMorgan IT Mid Cap Value	—	—	—	—	—	—

Fidelity VIP Government Money Market	11,897	(8,051)	3,846	12,379	(13,086)	(707)
Fidelity VIP Asset Manager Portfolio	56	(74)	(18)	88	(3,296)	(3,208)
Fidelity VIP Balanced Portfolio	393	(1,285)	(892)	707	(1,936)	(1,229)
Fidelity VIP Contrafund® Portfolio	939	(3,435)	(2,496)	1,095	(3,169)	(2,074)
Fidelity VIP Equity-Income Portfolio	445	(3,355)	(2,910)	1,258	(2,682)	(1,424)
Fidelity VIP Growth Portfolio	512	(1,318)	(806)	621	(2,139)	(1,518)
Fidelity VIP Growth & Income Portfolio	328	(1,147)	(819)	933	(1,077)	(144)
Fidelity VIP Mid Cap Portfolio	559	(1,862)	(1,303)	1,846	(4,113)	(2,267)
Fidelity VIP Freedom 2010 Portfolio	81	(87)	(6)	97	(62)	35
Fidelity VIP Freedom 2015 Portfolio	125	(623)	(498)	160	(115)	45
Fidelity VIP Freedom 2020 Portfolio	113	(855)	(742)	199	(546)	(347)
Fidelity VIP Freedom 2025 Portfolio	111	(848)	(737)	284	(3,362)	(3,078)
Fidelity VIP Freedom 2030 Portfolio	264	(688)	(424)	440	(285)	155

MFS Growth Fund - Service Class	—	(40)	(40)	—	(28)	(28)
MFS Mid Cap Growth Fund	1	(169)	(168)	—	(19)	(19)
MFS New Discovery Fund	3	(46)	(43)	—	(12)	(12)

Janus Henderson Enterprise Portfolio	58	(68)	(10)	115	(163)	(48)
Janus Henderson Forty Portfolio	149	(955)	(806)	267	(1,806)	(1,539)
Janus Henderson Global Research Portfolio	279	(407)	(128)	427	(404)	23

Guggenheim VT Multi-Hedge Strategies Fund	116	(49)	67	371	(228)	143

Invesco V.I. Value Opportunities Fund	96	(6,956)	(6,860)	781	(829)	(48)
Invesco V.I. Core Equity Fund	282	(770)	(488)	34	(166)	(132)
Invesco V.I. Comstock Fund	259	(916)	(657)	735	(650)	85
Invesco V.I. American Franchise Fund	53	(270)	(217)	62	(450)	(388)

27

Columbus Life Insurance Company Separate Account 1
Notes to Financial Statements (continued)

5. Changes in Units Outstanding (continued)

	2021			2020

Subaccount	Units Purchased	Units Redeemed	Net Increase (Decrease)	Units Purchased	Units Redeemed	Net Increase (Decrease)
Invesco V.I. American Value Fund	9,142	(964)	8,178	238	(52)	186
Invesco V.I. Discovery Mid Cap Growth Fund - Series II	1,016	(2,211)	(1,195)	1,616	(1,197)	419
Invesco V.I. Global Strategic Income Fund - Series II	5,958	(2,896)	3,062	3,380	(3,041)	339
Invesco Oppenheimer V.I. International Growth Fund - Series II	3,342	(3,341)	1	3,033	(5,654)	(2,621)

Putnam VT International Equity Fund	297	(342)	(45)	383	(183)	200
Putnam VT Sustainable Leaders Fund	—	—	—	—	—	—
Putnam VT Small Cap Value Fund	151	(1,524)	(1,373)	1,923	(1,675)	248
Putnam VT Equity Income Fund	290	(629)	(339)	648	(1,077)	(429)

Franklin Growth and Income VIP Fund	316	(585)	(269)	809	(3,121)	(2,312)
Franklin Income VIP Fund	771	(841)	(70)	1,301	(1,328)	(27)
Franklin Mutual Shares VIP Fund	456	(1,660)	(1,204)	1,454	(1,254)	200
Franklin Large Cap Growth VIP Fund	411	(1,148)	(737)	563	(1,435)	(872)
Franklin U.S. Government Securities VIP Fund	3,164	(842)	2,322	1,652	(1,973)	(321)
Templeton Foreign VIP Fund	1,686	(3,493)	(1,807)	3,003	(3,058)	(55)
Templeton Growth VIP Fund	466	(339)	127	953	(1,232)	(279)

Morgan Stanley VIF Emerging Markets Equity Portfolio	515	(374)	141	378	(406)	(28)
Morgan Stanley VIF Emerging Markets Debt Portfolio	45	(12)	33	32	(13)	19
Morgan Stanley VIF Global Real Estate Portfolio	116	(54)	62	288	(121)	167

DWS Bond VIP Fund	—	(1,172)	(1,172)	1	(172)	(171)

DWS Equity 500 Index VIP Fund	6,152	(19,622)	(13,470)	3,075	(12,885)	(9,810)
DWS Small Cap Index VIP Fund	449	(1,820)	(1,371)	689	(656)	33

28

Columbus Life Insurance Company Separate Account 1
Notes to Financial Statements (continued)
6. Financial Highlights
A summary of net assets, unit values and units outstanding for variable annuity contracts, investment income and expense ratios, excluding expenses of the underlying funds and total returns are presented for each period ended December 31. The ranges of lowest to highest unit values and total return are based on the product groupings that represent lowest and highest expense ratio amounts. The first unit value presented in the range of each subaccount within the table corresponds to the highest expense ratio for each subaccount presented within the table. The first total return presented in the range of each subaccount within the table corresponds to the highest expense ratio for each subaccount presented within the table. Therefore, some individual contract ratios are not within the ranges presented. The financial highlights include historical highlights for funds that may no longer be offered in the current year statements.

** Investment income ratio amounts represent the dividends, excluding distributions of capital gains, received by the subaccount from the Underlying Fund net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense risk and administrative charges, that result in direct reductions in the unit values. The recognition of investment income by the subaccount is affected by the timing of the declaration of dividends by the Underlying Fund in which the subaccounts invest. Therefore, the Investment Income Ratio is greatly affected by the amount of subaccount assets that are present on specific dividend record dates.

*** Expense ratio amounts represent the annualized contract expenses of the separate account, consisting primarily of mortality and expense risk and administrative charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying fund are excluded.

**** Total return amounts represent the total return for the periods indicated, including changes in the value of the underlying fund, which includes expenses assessed through the reduction of unit values. The ratio does not include any expenses assessed through the redemption of units. Investment options with a date notation indicate the effective date of that investment option in the variable account. The total return is calculated for the period indicated or from the effective date through the end of the reporting period.

	At December 31, 2021								For the Period Ended December 31, 2021
Subaccount	Beginning Unit Value Range			Units (000s)	Ending Unit Value Range			Net Assets (000s)	Investment Income Ratio (**)	Expense Ratio Range(***)			Total Return Range (****)
Touchstone Variable Series Trust
Touchstone VST Balanced Fund	$10.00	to	$10.00	47	$10.78	to	$10.85	$512	0.32%	0.00%	to	0.90%	7.75%	to	8.45%
Touchstone VST Bond Fund	11.09	to	11.23	712	10.84	to	11.09	7,897	2.29%	0.00%	to	0.90%	(2.19)%	to	(1.30)%
Touchstone VST Common Stock Fund	13.24	to	13.42	937	16.74	to	17.11	16,017	0.40%	0.00%	to	0.90%	26.42%	to	27.57%
The Alger Portfolios
Alger Large Cap Growth Fund			42.30	2			46.89	99	—%			0.90%			10.84%
Alger Small Cap Growth Fund			48.10	1			44.78	58	—%			0.90%			(6.91)%
JP Morgan Insurance Trust
JP Morgan IT Mid Cap Value			43.69	*-			56.74	*-	1.25%			0.00%			29.88%
PIMCO Variable Insurance Trust
PIMCO VIT Long-Term U.S. Government Portfolio			40.49	2			38.21	59	1.56%			0.90%			(5.64)%
PIMCO VIT CommodityRealReturn® Strategy Portfolio			11.49	1			15.32	17	4.38%			0.00%			33.34%
PIMCO VIT Total Return Portfolio			18.84	10			18.60	190	1.83%			0.00%			(1.27)%
Guggenheim Variable Insurance Funds
Guggenheim VT Multi-Hedge Strategies Fund			13.90	1			15.02	20	—%			0.00%			8.10%
29

Columbus Life Insurance Company Separate Account 1
Notes to Financial Statements (continued)

	At December 31, 2021								For the Period Ended December 31, 2021
Subaccount	Beginning Unit Value Range			Units (000s)	Ending Unit Value Range			Net Assets (000s)	Investment Income Ratio (**)	Expense Ratio Range(***)			Total Return Range (****)
Fidelity Variable Insurance Products Funds
Fidelity VIP Government Money Market	$9.97	to	$13.31	69	$9.89	to	$13.31	$877	0.01%	0.00%	to	0.90%	(0.89)%	to	0.01%
Fidelity VIP Asset Manager Portfolio	24.37	to	30.37	1	26.49	to	33.31	43	1.43%	0.00%	to	0.90%	8.69%	to	9.68%
Fidelity VIP Balanced Portfolio	33.16	to	41.65	22	38.77	to	49.15	1,079	0.73%	0.00%	to	0.90%	16.93%	to	17.99%
Fidelity VIP Contrafund® Portfolio	51.26	to	64.60	25	64.77	to	82.37	2,040	0.03%	0.00%	to	0.90%	26.36%	to	27.51%
Fidelity VIP Equity-Income Portfolio	26.69	to	33.92	23	32.96	to	42.27	933	1.65%	0.00%	to	0.90%	23.48%	to	24.60%
Fidelity VIP Growth Portfolio	39.87	to	53.08	12	48.56	to	65.24	760	—%	0.00%	to	0.90%	21.80%	to	22.90%
Fidelity VIP Growth & Income Portfolio	29.06	to	37.07	18	36.19	to	46.57	831	2.22%	0.00%	to	0.90%	24.51%	to	25.64%
Fidelity VIP Mid Cap Portfolio	54.12	to	67.27	22	67.20	to	84.30	1,829	0.36%	0.00%	to	0.90%	24.18%	to	25.31%
Fidelity VIP Freedom 2010 Portfolio			20.57	1			21.72	15	0.81%			0.00%			5.60%
Fidelity VIP Freedom 2015 Portfolio			21.42	1			23.00	12	0.49%			0.00%			7.39%
Fidelity VIP Freedom 2020 Portfolio			21.90	1			23.93	24	0.66%			0.00%			9.26%
Fidelity VIP Freedom 2025 Portfolio			23.39	4			25.86	115	0.79%			0.00%			10.55%
Fidelity VIP Freedom 2030 Portfolio			23.83	4			26.71	94	0.82%			0.00%			12.07%
MFS Variable Insurance Trust (^II)
MFS Growth Fund - Initial Class			45.99	*-			56.30	25	—%			0.90%			22.42%
MFS Investors Trust Fund			32.32	*-			40.61	13	0.63%			0.90%			25.67%
^MFS Core Equity Fund	19.32	to	20.34	1	23.94	to	25.44	18	0.27%	0.00%	to	0.90%	23.93%	to	25.05%
MFS Growth Fund - Service Class			55.95	*-			68.95	31	—%			0.00%			23.24%
MFS Mid Cap Growth Fund	26.49	to	38.01	*-	29.90	to	43.29	3	—%	0.00%	to	0.90%	12.85%	to	13.88%
MFS New Discovery Fund	49.11	to	64.57	*-	49.43	to	65.59	9	—%	0.00%	to	0.90%	0.66%	to	1.57%
Janus Henderson VIT Funds
Janus Henderson Enterprise Portfolio			61.41	1			71.57	88	0.24%			0.00%			16.54%
Janus Henderson Forty Portfolio			73.84	8			90.53	715	—%			0.00%			22.60%
Janus Henderson Global Research Portfolio			26.76	6			31.53	200	0.37%			0.00%			17.80%
Invesco Variable Insurance Funds
Invesco V.I. Government Securities Fund			19.36	1			18.75	17	2.48%			0.90%			(3.15)%
Invesco V.I. American Franchise Fund - Series I			35.21	5			39.05	200	—%			0.90%			10.92%
Invesco V.I. Core Equity Fund			27.82	2			35.44	86	0.42%			0.00%			27.38%
Invesco V.I. Comstock Fund			40.55	4			53.95	213	1.60%			0.00%			33.04%
Invesco V.I. American Franchise Fund - Class II			66.96	4			74.75	301	—%			0.00%			11.65%
Invesco V.I. American Value Fund			22.74	9			29.02	261	0.33%			0.00%			27.62%
Invesco V.I. Discovery Mid Cap Growth Fund			15.87	11			18.85	207	—%			0.00%			18.79%
Invesco V.I. Global Strategic Income Fund			10.83	59			10.44	619	4.40%			0.00%			(3.56)%
Invesco Oppenheimer V.I. International Growth Fund			13.91	69			15.32	1,053	—%			0.00%			10.12%
Putnam Variable Trust
Putnam VT International Equity Fund	26.25	to	30.76	10	28.31	to	33.47	309	1.14%	0.00%	to	0.90%	7.84%	to	8.82%
Putnam VT Sustainable Leaders Fund			69.61	*-			85.99	*-	—%			0.00%			23.53%
Putnam VT Small Cap Value Fund			44.21	4			61.85	260	0.76%			0.00%			39.90%
Putnam VT Equity Income Fund			14.27	11			18.17	202	1.21%			0.00%			27.30%
* - Less than 500.

30

Columbus Life Insurance Company Separate Account 1
Notes to Financial Statements (continued)

	At December 31, 2021								For the Period Ended December 31, 2021
Subaccount	Beginning Unit Value Range			Units (000s)	Ending Unit Value Range			Net Assets (000s)	Investment Income Ratio (**)	Expense Ratio Range(***)			Total Return Range (****)
Franklin Templeton Variable Insurance Products Trust
Franklin Growth and Income VIP Fund			$41.19	5			$51.59	$266	2.47%			0.00%			25.24%
Franklin Income VIP Fund			33.43	19			39.04	759	4.67%			0.00%			16.75%
Franklin Mutual Shares VIP Fund			32.24	9			38.42	363	2.88%			0.00%			19.17%
Franklin Large Cap Growth VIP Fund			60.88	13			70.18	929	—%			0.00%			15.28%
Franklin U.S. Government Securities VIP Fund			16.95	21			16.64	348	2.47%			0.00%			(1.83)%
Templeton Foreign VIP Fund			27.85	24			29.01	693	1.82%			0.00%			4.16%
Templeton Growth VIP Fund			30.96	5			32.46	177	1.08%			0.00%			4.87%
Morgan Stanley Variable Insurance Funds
Morgan Stanley VIF Emerging Markets Equity Portfolio			56.60	6			58.27	351	0.78%			0.00%			2.95%
Morgan Stanley VIF Emerging Markets Debt Portfolio			24.19	*-			23.72	4	4.85%			0.00%			(1.96)%
Morgan Stanley VIF Global Real Estate Portfolio			27.34	1			33.86	25	2.35%			0.00%			23.83%
DWS Investments VIT Funds
DWS Equity 500 Index VIP Fund	31.23	to	45.05	92	39.74	to	57.84	5,239	1.51%	0.00%	to	0.90%	27.24%	to	28.40%
DWS Small Cap Index VIP Fund	41.33	to	53.63	9	46.90	to	61.41	547	0.88%	0.00%	to	0.90%	13.47%	to	14.50%
* - Less than 500.

31

Columbus Life Insurance Company Separate Account 1
Notes to Financial Statements (continued)

	At December 31, 2020								For the Period Ended December 31, 2020
Subaccount	Beginning Unit Value Range			Units (000s)	Ending Unit Value Range			Net Assets (000s)	Investment Income Ratio (**)	Expense Ratio Range(***)			Total Return Range (****)
Touchstone Variable Series Trust
Touchstone VST Moderate ETF Fund	$18.05	to	$20.04	11	$19.87	to	$22.26	$244	2.13%	0.00%	to	0.90%	10.07%	to	11.07%
Touchstone VST Aggressive ETF Fund			21.37	7			23.90	165	1.92%			0.00%			11.84%
Touchstone VST Conservative ETF Fund			17.83	1			19.59	20	2.79%			0.00%			9.90%
Touchstone VST Bond Fund	10.20	to	10.25	736	11.09	to	11.23	8,264	1.74%	0.00%	to	0.90%	8.64%	to	9.62%
Touchstone VST Common Stock Fund	10.82	to	10.86	1,063	13.24	to	13.42	14,245	0.63%	0.00%	to	0.90%	22.38%	to	23.48%
The Alger Portfolios
Alger Large Cap Growth Fund			25.56	2			42.30	94	0.18%			0.90%			65.53%
Alger Small Cap Growth Fund			29.04	1			48.10	65	1.10%			0.90%			65.65%
JP Morgan Insurance Trust
JP Morgan IT Mid Cap Value			43.52	*-			43.69	*-	1.68%			0.00%			0.37%
PIMCO Variable Insurance Trust
PIMCO VIT Long-Term U.S. Government Portfolio			34.81	1			40.49	56	1.69%			0.90%			16.34%
PIMCO VIT CommodityRealReturn® Strategy Portfolio			11.33	1			11.49	13	6.30%			0.00%			1.35%
PIMCO VIT Total Return Portfolio			17.34	9			18.84	176	2.12%			0.00%			8.65%
Guggenheim Variable Insurance Funds
Guggenheim VT Multi-Hedge Strategies Fund			$12.94	1			$13.90	$18	1.33%			0.00%			7.39%
Fidelity Variable Insurance Products Funds
Fidelity VIP Government Money Market	10.03	to	13.27	67	9.97	to	13.31	848	0.32%	0.00%	to	0.90%	(0.58)%	to	0.32%
Fidelity VIP Asset Manager Portfolio	21.47	to	26.52	1	24.37	to	30.37	40	0.62%	0.00%	to	0.90%	13.51%	to	14.54%
Fidelity VIP Balanced Portfolio	27.40	to	34.11	23	33.16	to	41.65	956	1.27%	0.00%	to	0.90%	21.03%	to	22.13%
Fidelity VIP Contrafund® Portfolio	39.72	to	49.60	28	51.26	to	64.60	1,772	0.08%	0.00%	to	0.90%	29.06%	to	30.23%
Fidelity VIP Equity-Income Portfolio	25.30	to	31.87	26	26.69	to	33.92	850	1.66%	0.00%	to	0.90%	5.48%	to	6.44%
Fidelity VIP Growth Portfolio	28.03	to	36.98	13	39.87	to	53.08	671	0.04%	0.00%	to	0.90%	42.26%	to	43.55%
Fidelity VIP Growth & Income Portfolio	27.26	to	34.45	19	29.06	to	37.07	697	1.97%	0.00%	to	0.90%	6.63%	to	7.59%
Fidelity VIP Mid Cap Portfolio	46.33	to	57.08	24	54.12	to	67.27	1,561	0.40%	0.00%	to	0.90%	16.81%	to	17.87%
Fidelity VIP Freedom 2010 Portfolio			18.33	1			20.57	14	1.12%			0.00%			12.24%
Fidelity VIP Freedom 2015 Portfolio			18.86	1			21.42	22	1.08%			0.00%			13.56%
Fidelity VIP Freedom 2020 Portfolio			19.09	2			21.90	38	0.91%			0.00%			14.72%
Fidelity VIP Freedom 2025 Portfolio			20.22	5			23.39	121	0.79%			0.00%			15.68%
Fidelity VIP Freedom 2030 Portfolio			20.43	4			23.83	94	1.04%			0.00%			16.64%
MFS Variable Insurance Trust (^II)
MFS Growth Fund - Initial Class			35.20	*-			45.99	22	—%			0.90%			30.67%
MFS Investors Trust Fund			28.64	*-			32.32	11	0.64%			0.90%			12.85%
^MFS Core Equity Fund	16.47	to	17.18	1	19.32	to	20.34	14	0.50%	0.00%	to	0.90%	17.32%	to	18.39%
MFS Growth Fund - Service Class			42.53	*-			55.95	27	—%			0.00%			31.54%
MFS Mid Cap Growth Fund	19.64	to	27.93	*-	26.49	to	38.01	9	—%	0.00%	to	0.90%	34.90%	to	36.12%
MFS New Discovery Fund	34.04	to	44.35	*-	49.11	to	64.57	11	—%	0.00%	to	0.90%	44.28%	to	45.58%
Janus Henderson VIT Funds
Janus Henderson Enterprise Portfolio			51.53	1			61.41	76	0.05%			0.00%			19.18%
Janus Henderson Forty Portfolio			53.11	9			73.84	643	0.64%			0.00%			39.03%
Janus Henderson Global Research Portfolio			22.35	6			26.76	174	0.65%			0.00%			19.76%
* - Less than 500.
32

Columbus Life Insurance Company Separate Account 1
Notes to Financial Statements (continued)

	At December 31, 2020								For the Period Ended December 31, 2020
Subaccount	Beginning Unit Value Range			Units (000s)	Ending Unit Value Range			Net Assets (000s)	Investment Income Ratio (**)	Expense Ratio Range(***)			Total Return Range (****)
Invesco Variable Insurance Funds
Invesco V.I. Government Securities Fund			$18.38	1			$19.36	$17	2.52%			0.90%			5.32%
Invesco V.I. Value Opportunities Fund			27.99	7			29.48	202	0.09%			0.00%			5.33%
Invesco V.I. American Franchise Fund - Series I			24.96	6			35.21	194	0.07%			0.90%			41.08%
Invesco V.I. Core Equity Fund			24.50	3			27.82	81	1.09%			0.00%			13.57%
Invesco V.I. Comstock Fund			40.99	5			40.55	187	2.23%			0.00%			(1.09)%
Invesco V.I. American Franchise Fund - Class II			47.15	4			66.96	284	—%			0.00%			42.00%
Invesco V.I. American Value Fund			22.55	1			22.74	18	0.72%			0.00%			0.86%
Invesco Oppenheimer V.I. Discovery Mid Cap Growth Fund			11.31	12			15.87	193	—%			0.00%			40.24%
Invesco Oppenheimer V.I. Global Strategic Income Fund			10.51	56			10.83	609	5.53%			0.00%			2.99%
Invesco Oppenheimer V.I. International Growth Fund			11.49	69			13.91	956	0.65%			0.00%			21.04%
Putnam Variable Trust
Putnam VT International Equity Fund	23.63	to	27.44	10	26.25	to	30.76	286	1.59%	0.00%	to	0.90%	11.09%	to	12.10%
Putnam VT Sustainable Leaders Fund			54.07	*-			69.61	*-	—%			0.00%			28.74%
Putnam VT Small Cap Value Fund			42.53	6			44.21	247	1.04%			0.00%			3.96%
Putnam VT Equity Income Fund			13.49	11			14.27	164	1.70%			0.00%			5.80%
Franklin Templeton Variable Insurance Products Trust
Franklin Growth and Income VIP Fund			39.04	5			41.19	223	4.14%			0.00%			5.52%
Franklin Income VIP Fund			33.20	20			33.43	652	5.76%			0.00%			0.69%
Franklin Mutual Shares VIP Fund			33.95	11			32.24	344	2.89%			0.00%			(5.04)%
Franklin Large Cap Growth VIP Fund			42.09	14			60.88	850	—%			0.00%			44.63%
Franklin U.S. Government Securities VIP Fund			16.32	19			16.95	315	3.41%			0.00%			3.83%
Templeton Foreign VIP Fund			28.18	26			27.85	715	3.38%			0.00%			(1.16)%
Templeton Growth VIP Fund			29.26	5			30.96	165	3.04%			0.00%			5.80%
Morgan Stanley Variable Insurance Funds
Morgan Stanley VIF Emerging Markets Equity Portfolio			49.49	6			56.60	333	1.34%			0.00%			14.36%
Morgan Stanley VIF Emerging Markets Debt Portfolio			22.92	*-			24.19	4	4.35%			0.00%			5.53%
Morgan Stanley VIF Global Real Estate Portfolio			32.11	1			27.34	18	4.08%			0.00%			(14.85)%
DWS Investments VIT Funds
DWS Bond VIP Fund			16.82	1			18.35	22	2.68%			0.00%			9.07%
DWS Investments VIT Funds
DWS Equity 500 Index VIP Fund	26.68	to	38.15	106	31.23	to	45.05	4,692	1.68%	0.00%	to	0.90%	17.03%	to	18.10%
DWS Small Cap Index VIP Fund	34.92	to	44.91	11	41.33	to	53.63	554	1.11%	0.00%	to	0.90%	18.36%	to	19.43%
* - Less than 500.
33

Columbus Life Insurance Company Separate Account 1
Notes to Financial Statements (continued)

	At December 31, 2019								For the Period Ended December 31, 2019
Subaccount	Beginning Unit Value Range			Units (000s)	Ending Unit Value Range			Net Assets (000s)	Investment Income Ratio (**)	Expense Ratio Range(***)			Total Return Range (****)
Touchstone Variable Series Trust
Touchstone VST Moderate ETF Fund	$15.31	to	$16.85	13	$18.05	to	$20.04	$249	2.02%	0.00%	to	0.90%	17.90%	to	18.96%
Touchstone VST Aggressive ETF Fund			17.46	6			21.37	136	1.81%			0.00%			22.38%
Touchstone VST Conservative ETF Fund			15.44	1			17.83	17	2.87%			0.00%			15.47%
Touchstone VST Bond Fund (July 12, 2019)	10.00	to	10.00	701	10.20	to	10.25	7,180	1.30%	0.00%	to	0.90%	2.05%	to	2.48%
Touchstone VST Common Stock Fund (July 12, 2019)	10.00	to	10.00	1,153	10.82	to	10.86	12,520	0.55%	0.00%	to	0.90%	8.18%	to	8.64%
The Alger Portfolios
Alger Large Cap Growth Fund			20.24	2			25.56	61	—%			0.90%			26.29%
Alger Small Cap Growth Fund			22.65	1			29.04	41	—%			0.90%			28.18%
JP Morgan Insurance Trust
JP Morgan IT Mid Cap Value			34.34	*-			43.52	*-	1.51%			0.00%			26.76%
PIMCO Variable Insurance Trust
PIMCO VIT Long-Term U.S. Government Portfolio			30.99	1			34.81	50	2.06%			0.90%			12.31%
PIMCO VIT CommodityRealReturn® Strategy Portfolio			10.17	1			11.33	9	4.43%			0.00%			11.43%
PIMCO VIT Total Return Portfolio			16.00	10			17.34	169	3.01%			0.00%			8.36%
Guggenheim Variable Insurance Funds
Guggenheim VT Multi-Hedge Strategies Fund			12.32	1			12.94	15	2.37%			0.00%			5.01%
Fidelity Variable Insurance Products Funds
Fidelity VIP Government Money Market	9.92	to	13.00	68	10.03	to	13.27	856	2.01%	0.00%	to	0.90%	1.11%	to	2.02%
Fidelity VIP Asset Manager Portfolio	18.36	to	22.47	5	21.47	to	26.52	121	1.53%	0.00%	to	0.90%	16.96%	to	18.01%
Fidelity VIP Balanced Portfolio	22.27	to	27.48	24	27.40	to	34.11	829	1.88%	0.00%	to	0.90%	23.01%	to	24.11%
Fidelity VIP Contrafund® Portfolio	30.53	to	37.78	30	39.72	to	49.60	1,474	0.22%	0.00%	to	0.90%	30.10%	to	31.27%
Fidelity VIP Equity-Income Portfolio	20.08	to	25.07	27	25.30	to	31.87	844	1.82%	0.00%	to	0.90%	25.97%	to	27.11%
Fidelity VIP Growth Portfolio	21.11	to	27.60	14	28.03	to	36.98	521	0.05%	0.00%	to	0.90%	32.78%	to	33.98%
Fidelity VIP Growth & Income Portfolio	21.21	to	26.57	19	27.26	to	34.45	661	3.38%	0.00%	to	0.90%	28.52%	to	29.68%
Fidelity VIP Mid Cap Portfolio	37.95	to	46.34	26	46.33	to	57.08	1,458	0.65%	0.00%	to	0.90%	22.07%	to	23.17%
Fidelity VIP Freedom 2010 Portfolio			15.83	1			18.33	12	1.99%			0.00%			15.75%
Fidelity VIP Freedom 2015 Portfolio			15.99	1			18.86	18	1.89%			0.00%			17.97%
Fidelity VIP Freedom 2020 Portfolio			15.92	2			19.09	40	1.89%			0.00%			19.88%
Fidelity VIP Freedom 2025 Portfolio			16.64	8			20.22	167	1.81%			0.00%			21.51%
Fidelity VIP Freedom 2030 Portfolio			16.46	4			20.43	77	1.71%			0.00%			24.11%
MFS Variable Insurance Trust (^II)
MFS Growth Fund - Initial Class			25.71	1			35.20	25	—%			0.90%			36.92%
MFS Investors Trust Fund			21.96	*-			28.64	10	0.69%			0.90%			30.41%
^MFS Core Equity Fund	12.50	to	12.93	1	16.47	to	17.18	13	0.56%	0.00%	to	0.90%	31.69%	to	32.87%
MFS Growth Fund - Service Class			30.87	1			42.53	22	—%			0.00%			37.78%
MFS Mid Cap Growth Fund	14.33	to	20.19	*-	19.64	to	27.93	8	—%	0.00%	to	0.90%	37.05%	to	38.28%
MFS New Discovery Fund	24.31	to	31.39	*-	34.04	to	44.35	8	—%	0.00%	to	0.90%	40.01%	to	41.27%

* - Less than 500.

34

Columbus Life Insurance Company Separate Account 1
Notes to Financial Statements (continued)

	At December 31, 2019								For the Period Ended December 31, 2019
Subaccount	Beginning Unit Value Range			Units (000s)	Ending Unit Value Range			Net Assets (000s)	Investment Income Ratio (**)	Expense Ratio Range(***)			Total Return Range (****)
Janus Henderson VIT Funds
Janus Henderson Enterprise Portfolio			$38.12	1			$51.53	$66	0.05%			0.00%			35.16%
Janus Henderson Forty Portfolio			38.81	10			53.11	544	0.02%			0.00%			36.85%
Janus Henderson Global Research Portfolio			17.36	6			22.35	144	0.89%			0.00%			28.71%
Invesco Variable Insurance Funds
Invesco V.I. Government Securities Fund			17.49	1			18.38	15	2.51%			0.90%			5.13%
Invesco V.I. Value Opportunities Fund			21.51	7			27.99	193	—%			0.00%			30.12%
Invesco V.I. American Franchise Fund - Series I			18.41	6			24.96	159	—%			0.90%			35.54%
Invesco V.I. Core Equity Fund			19.04	3			24.50	74	0.17%			0.00%			28.67%
Invesco V.I. Comstock Fund			32.81	5			40.99	185	1.74%			0.00%			24.94%
Invesco V.I. American Franchise Fund - Class II			34.56	5			47.15	218	—%			0.00%			36.43%
Invesco V.I. American Value Fund			18.08	1			22.55	14	0.43%			0.00%			24.71%
Invesco Oppenheimer V.I. Discovery Mid Cap Growth Fund (May 23, 2019)			10.00	12			11.31	133	—%			0.00%			13.15%
Invesco Oppenheimer V.I. Global Strategic Income Fund (May 23, 2019)			10.00	56			10.51	588	3.32%			0.00%			5.13%
Invesco Oppenheimer V.I. International Growth Fund (May 23, 2019)			10.00	71			11.49	820	0.69%			0.00%			14.94%
Putnam Variable Trust
Putnam VT International Equity Fund	19.05	to	21.92	10	23.63	to	27.44	246	1.31%	0.00%	to	0.90%	24.04%	to	25.15%
Putnam VT Sustainable Leaders Fund			39.65	*-			54.07	*-	—%			0.00%			36.36%
Putnam VT Small Cap Value Fund			34.23	5			42.53	227	0.69%			0.00%			24.24%
Putnam VT Equity Income Fund			10.34	12			13.49	161	2.10%			0.00%			30.40%
Franklin Templeton Variable Insurance Products Trust
Franklin Growth and Income VIP Fund			31.07	8			39.04	302	2.27%			0.00%			25.66%
Franklin Income VIP Fund			28.61	20			33.20	649	4.18%			0.00%			16.06%
Franklin Mutual Shares VIP Fund			27.70	10			33.95	355	1.84%			0.00%			22.57%
Franklin Large Cap Growth VIP Fund			31.28	15			42.09	625	—%			0.00%			34.58%
Franklin U.S. Government Securities VIP Fund			15.51	19			16.32	309	2.88%			0.00%			5.23%
Templeton Foreign VIP Fund			25.04	26			28.18	725	1.73%			0.00%			12.53%
Templeton Growth VIP Fund			25.41	6			29.26	164	2.65%			0.00%			15.15%
Morgan Stanley Variable Insurance Funds
Morgan Stanley VIF Emerging Markets Equity Portfolio			41.41	6			49.49	293	1.00%			0.00%			19.51%
Morgan Stanley VIF Emerging Markets Debt Portfolio			20.08	*-			22.92	3	4.95%			0.00%			14.17%
Morgan Stanley VIF Global Real Estate Portfolio			27.20	1			32.11	16	2.45%			0.00%			18.06%
DWS Investments VIT Funds
DWS Bond VIP Fund			15.21	1			16.82	23	3.07%			0.00%			10.62%
DWS Investments VIT Funds
DWS Equity 500 Index VIP Fund	20.52	to	29.08	116	26.68	to	38.15	4,350	1.93%	0.00%	to	0.90%	30.02%	to	31.19%
DWS Small Cap Index VIP Fund	28.14	to	35.86	10	34.92	to	44.91	461	1.04%	0.00%	to	0.90%	24.11%	to	25.22%
* - Less than 500.

35

Columbus Life Insurance Company Separate Account 1
Notes to Financial Statements (continued)

	At December 31, 2018								For the Period Ended December 31, 2018
Subaccount	Beginning Unit Value Range			Units (000s)	Ending Unit Value Range			Net Assets (000s)	Investment Income Ratio (**)	Expense Ratio Range(***)			Total Return Range (****)
Touchstone Variable Series Trust
Touchstone VST Active Bond Fund	$19.42	to	$20.32	341	$18.93	to	$19.99	$6,804	2.19%	0.00%	to	0.90%	(2.50)%	to	(1.63)%
Touchstone VST Focused Fund	48.34	to	59.08	83	44.48	to	53.88	3,787	0.47%	0.00%	to	0.90%	(7.98)%	to	(8.80)%
Touchstone VST Large Cap Core Equity Fund	21.12	to	27.24	268	19.57	to	25.48	6,768	0.60%	0.00%	to	0.90%	(7.34)%	to	(6.48)%
Touchstone VST Moderate ETF Fund	16.44	to	17.93	17	15.31	to	16.85	273	1.72%	0.00%	to	0.90%	(6.86)%	to	(6.02)%
Touchstone VST Aggressive ETF Fund			18.95	6			17.46	107	1.77%			0.00%			(7.86)%
Touchstone VST Conservative ETF Fund			16.09	1			15.44	15	1.85%			0.00%			(4.05)%
The Alger Portfolios
Alger Large Cap Growth Fund			19.98	3			20.24	57	—%			0.90%			1.28%
Alger Small Cap Growth Fund			22.54	2			22.65	38	—%			0.90%			0.51%
JP Morgan Insurance Trust
JP Morgan IT Mid Cap Value			38.95	*-			34.34	*-	1.34%			0.00%			(11.85)%
PIMCO Variable Insurance Trust
PIMCO VIT Long-Term U.S. Government Portfolio			32.04	1			30.99	44	2.40%			0.90%			(3.27)%
PIMCO VIT CommodityRealReturn® Strategy Portfolio			11.84	1			10.17	7	2.03%			0.90%			(14.10)%
PIMCO VIT Total Return Portfolio			16.09	10			16.00	155	2.56%			0.90%			(0.54)%
Guggenheim Variable Insurance Funds
Guggenheim VT Multi-Hedge Strategies Fund			12.98	1			12.32	13	—%			0.90%			(5.07)%
Fidelity Variable Insurance Products Funds
Fidelity VIP Government Money Market	9.85	to	12.79	78	9.92	to	13.00	970	1.65%			0.00%			1.68%
Fidelity VIP Asset Manager Portfolio	19.63	to	23.81	5	18.36	to	22.47	117	1.45%	0.00%	to	0.90%	(6.47)%	to	(5.62)%
Fidelity VIP Balanced Portfolio	23.52	to	28.76	17	22.27	to	27.48	450	1.22%	0.00%	to	0.90%	(5.30)%	to	(4.45)%
Fidelity VIP Contrafund® Portfolio	32.99	to	40.47	33	30.53	to	37.78	1,211	0.43%	0.00%	to	0.90%	(7.47)%	to	(6.64)%
Fidelity VIP Equity-Income Portfolio	22.16	to	27.41	28	20.08	to	25.07	695	2.04%	0.00%	to	0.90%	(9.37)%	to	(8.52)%
Fidelity VIP Growth Portfolio	21.39	to	27.72	15	21.11	to	27.60	403	0.04%	0.00%	to	0.90%	(1.32)%	to	(0.43)%
Fidelity VIP Growth & Income Portfolio	23.57	to	29.26	24	21.21	to	26.57	636	0.19%	0.00%	to	0.90%	(10.02)%	to	(9.20)%
Fidelity VIP Mid Cap Portfolio	44.93	to	54.37	30	37.95	to	46.34	1,380	0.41%	0.00%	to	0.90%	(15.53)%	to	(14.77)%
Fidelity VIP Freedom 2010 Portfolio			16.54	1			15.83	10	1.49%			0.00%			(4.28)%
Fidelity VIP Freedom 2015 Portfolio			16.88	1			15.99	14	1.43%			0.00%			(5.30)%
Fidelity VIP Freedom 2020 Portfolio			16.95	2			15.92	32	1.35%			0.00%			(6.06)%
Fidelity VIP Freedom 2025 Portfolio			17.85	8			16.64	141	1.27%			0.00%			(6.76)%
Fidelity VIP Freedom 2030 Portfolio			17.90	4			16.46	66	1.30%			0.00%			(8.04)%
MFS Variable Insurance Trust (^II)
MFS Growth Fund - Initial Class			25.26	1			25.71	22	0.08%			0.90%			1.76%
MFS Investors Trust Fund			23.45	*-			21.96	9	0.63%			0.90%			(6.35)%
^MFS Core Equity Fund	13.15	to	13.48	1	12.50	to	12.93	10	0.44%	0.00%	to	0.90%	(4.91)%	to	(4.05)%
MFS Growth Fund - Service Class			30.15	1			30.87	20	—%			0.00%			2.40%
MFS Mid Cap Growth Fund	14.32	to	20.00	*-	14.33	to	20.19	6	—%	0.00%	to	0.90%	0.07%	to	0.97%
MFS New Discovery Fund	24.96	to	31.94	*-	24.31	to	31.39	6	—%	0.00%	to	0.90%	(2.61)%	to	(1.71)%

* - Less than 500.

36

Columbus Life Insurance Company Separate Account 1
Notes to Financial Statements (continued)

	At December 31, 2018								For the Period Ended December 31, 2018
Subaccount	Beginning Unit Value Range			Units (000s)	Ending Unit Value Range			Net Assets (000s)	Investment Income Ratio (**)	Expense Ratio Range(***)			Total Return Range (****)
Janus Henderson VIT Funds
Janus Henderson Enterprise Portfolio			$38.38	1			$38.12	$52	0.14%			0.00%			(0.67)%
Janus Henderson Forty Portfolio			38.15	11			38.81	412	1.20%			0.00%			1.72%
Janus Henderson Global Research Portfolio			18.69	6			17.36	108	0.95%			0.00%			(7.10)%
Oppenheimer Variable Account Funds
Oppenheimer Discovery Mid Cap Growth Fund			23.40	5			21.92	118	—%			0.00%			(6.31)%
Oppenheimer Global Strategic Income Fund			24.78	29			23.65	680	4.52%			0.00%			(4.55)%
Oppenheimer Variable Account Funds
Oppenheimer International Growth Fund			28.88	28			23.23	662	0.59%			0.00%			(19.55)%
Invesco Variable Insurance Funds
Invesco V.I. Government Securities Fund			17.55	1			17.49	15	2.20%			0.90%			(0.37)%
Invesco V.I. Value Opportunities Fund			26.67	8			21.51	164	—%			0.00%			(19.35)%
Invesco V.I. American Franchise Fund - Series I			19.28	7			18.41	136	—%			0.00%			(4.50)%
Invesco V.I. Core Equity Fund			21.06	3			19.04	56	—%			0.00%			(9.60)%
Invesco V.I. Comstock Fund			37.44	5			32.81	150	1.46%			0.00%			(12.36)%
Invesco V.I. American Franchise Fund - Class II			35.96	5			34.56	168	—%			0.00%			(3.88)%
Invesco V.I. American Value Fund			20.75	1			18.08	11	0.19%			0.00%			(12.87)%
Putnam Variable Trust
Putnam VT International Equity Fund	23.76	to	27.10	10	19.05	to	21.92	210	1.36%	0.00%	to	0.90%	(19.83)%	to	(19.10)%
Putnam VT Sustainable Leaders Fund			40.27	*-			39.65	*-	—%			0.00%			(1.53)%
Putnam VT Small Cap Value Fund			42.75	6			34.23	208	0.39%			0.00%			(19.93)%
Putnam VT Equity Income Fund			11.30	13			10.34	137	0.72%			0.00%			(8.45)%
Franklin Templeton Variable Insurance Products Trust
Franklin Growth and Income VIP Fund			32.56	8			31.07	243	2.21%			0.00%			(4.59)%
Franklin Income VIP Fund			29.90	11			28.61	318	4.81%			0.00%			(4.32)%
Franklin Mutual Shares VIP Fund			30.46	11			27.70	304	2.39%			0.00%			(9.07)%
Franklin Large Cap Growth VIP Fund			31.74	12			31.28	376	—%			0.00%			(1.46)%
Franklin U.S. Government Securities VIP Fund			15.46	19			15.51	289	2.72%			0.00%			0.34%
Templeton Foreign VIP Fund			29.61	27			25.04	676	2.60%			0.00%			(15.43)%
Templeton Growth VIP Fund			29.84	5			25.41	129	1.84%			0.00%			(14.85)%
Morgan Stanley Variable Insurance Funds
Morgan Stanley VIF Emerging Markets Equity Portfolio			50.20	6			41.41	244	0.39%			0.00%			(17.51)%
Morgan Stanley VIF Emerging Markets Debt Portfolio			21.60	*-			20.08	4	5.46%			0.00%			(7.04)%
Morgan Stanley VIF Global Real Estate Portfolio			29.63	1			27.20	15	3.02%			0.00%			(8.21)%
DWS Investments VIT Funds
DWS Bond VIP Fund			15.62	1			15.21	22	4.49%			0.00%			(2.63)%
DWS Investments VIT Funds
DWS Equity 500 Index VIP Fund	21.72	to	30.50	128	20.52	to	29.08	3,678	1.66%	0.00%	to	0.90%	(5.51)%	to	(4.66)%
DWS Small Cap Index VIP Fund	31.99	to	40.40	10	28.14	to	35.86	359	0.97%	0.00%	to	0.90%	(12.04)%	to	(11.23)%
* - Less than 500.
37

Columbus Life Insurance Company Separate Account 1
Notes to Financial Statements (continued)

6. Financial Highlights (continued)
	At December 31, 2017				For the Period Ended December 31, 2017
Subaccount	Beginning Unit Value Range	Units (000s)	Ending Unit Value Range	Net Assets (000s)	Investment Income Ratio (**)	Expense Ratio Range(***)	Total Return Range (****)
Touchstone Variable Series Trust
Touchstone VST Active Bond Fund	$18.92 to $19.62	315	$19.42 to $20.32	$6,398	2.61%	0.00% to 0.90%	2.64% to 3.57%
Touchstone VST Focused Fund	42.54 to 52.46	89	48.34 to 59.08	4,416	0.54%	0.00% to 0.90%	13.63% to 12.62%
Touchstone VST Large Cap Core Equity Fund	17.56 to 22.46	293	21.12 to 27.24	7,922	0.70%	0.00% to 0.90%	20.27% to 21.28%
Touchstone VST Moderate ETF Fund	14.59 to 15.78	25	16.44 to 17.93	439	2.06%	0.00% to 0.90%	12.68% to 13.62%
Touchstone VST Aggressive ETF Fund	16.15	6	18.95	113	1.88%	—%	17.29%
Touchstone VST Conservative ETF Fund	14.62	1	16.09	15	2.31%	—%	10.06%
The Alger Portfolios
Alger Large Cap Growth Fund	15.69	3	19.98	60	—%	0.90%	27.32%
Alger Small Cap Growth Fund	17.66	2	22.54	39	—%	0.90%	27.59%
JP Morgan Insurance Trust
JP Morgan IT Mid Cap Value	34.23	*-	38.95	1	0.80%	—%	13.76%
PIMCO Variable Insurance Trust
PIMCO VIT Long-Term U.S. Government Portfolio	29.67	1	32.04	45	2.18%	0.90%	7.99%
PIMCO VIT CommodityRealReturn® Strategy Portfolio	11.59	1	11.84	9	11.05%	0.90%	2.15%
PIMCO VIT Total Return Portfolio	15.34	8	16.09	132	2.02%	0.90%	4.91%
Guggenheim Variable Insurance Funds
Guggenheim VT Multi-Hedge Strategies Fund	12.52	1	12.98	14	—%	0.90%	3.67%
Fidelity Variable Insurance Products Funds
Fidelity VIP Government Money Market	9.87 to 12.71	78	9.85 to 12.79	954	0.67%	—%	(0.20)% to 0.63%
Fidelity VIP Asset Manager Portfolio	17.41 to 20.93	6	19.63 to 23.81	134	1.62%	0.00% to 0.90%	12.75% to 13.76%
Fidelity VIP Balanced Portfolio	20.44 to 24.77	19	23.52 to 28.76	529	1.30%	0.00% to 0.90%	15.07% to 16.11%
Fidelity VIP Contrafund® Portfolio	27.38 to 33.29	37	32.99 to 40.47	1,477	0.77%	0.00% to 0.90%	20.49% to 21.57%
Fidelity VIP Equity-Income Portfolio	19.85 to 24.34	29	22.16 to 27.41	797	1.51%	0.00% to 0.90%	11.64% to 12.61%
Fidelity VIP Growth Portfolio	16.01 to 20.56	19	21.39 to 27.72	507	0.08%	0.00% to 0.90%	33.60% to 34.82%
Fidelity VIP Growth & Income Portfolio	20.39 to 25.09	25	23.57 to 29.26	715	1.11%	0.00% to 0.90%	15.60% to 16.62%
Fidelity VIP Mid Cap Portfolio	37.61 to 45.11	32	44.93 to 54.37	1,693	0.49%	0.00% to 0.90%	19.46% to 20.53%
Fidelity VIP Freedom 2010 Portfolio	14.66	1	16.54	9	1.34%	—%	12.80%
Fidelity VIP Freedom 2015 Portfolio	14.70	1	16.88	14	0.97%	—%	14.80%
Fidelity VIP Freedom 2020 Portfolio	14.58	2	16.95	33	1.35%	—%	16.26%
Fidelity VIP Freedom 2025 Portfolio	15.19	8	17.85	136	1.21%	—%	17.57%
Fidelity VIP Freedom 2030 Portfolio	14.83	3	17.90	54	1.15%	—%	20.69%
MFS Variable Insurance Trust (^II)
MFS Growth Fund - Initial Class	19.40	1	25.26	24	0.09%	0.90%	30.24%
MFS Investors Trust Fund	19.18	*-	23.45	10	0.72%	0.90%	22.25%
^MFS Core Equity Fund	10.66 to 10.83	1	13.15 to 13.48	11	0.67%	0.00% to 0.90%	23.36% to 24.47%
MFS Growth Fund - Service Class	23.00	1	30.15	20	—%	—%	31.08%
MFS Mid Cap Growth Fund	11.41 to 15.79	*-	14.32 to 20.00	7	—%	0.00% to 0.90%	25.50% to 26.66%
MFS New Discovery Fund	19.93 to 25.29	*-	24.96 to 31.94	7	—%	0.00% to 0.90%	25.24% to 26.29%
Janus Henderson VIT Funds
Janus Henderson Enterprise Portfolio	30.20	2	38.38	61	0.62%	—%	27.09%
Janus Henderson Forty Portfolio	29.35	12	38.15	455	—%	—%	29.99%
Janus Henderson Global Research Portfolio	14.75	4	18.69	80	0.68%	—%	26.68%
Oppenheimer Variable Account Funds
Oppenheimer Discovery Mid Cap Growth Fund	18.21	6	23.40	133	—%	—%	28.45%
Oppenheimer Global Strategic Income Fund	23.37	31	24.78	774	1.98%	—%	6.04%
Oppenheimer Variable Account Funds
Oppenheimer International Growth Fund	22.84	28	28.88	815	1.16%	—%	26.44%

* - Less than 500.
38

Columbus Life Insurance Company Separate Account 1
Notes to Financial Statements (continued)

6. Financial Highlights (continued)
	At December 31, 2017				For the Period Ended December 31, 2017
Subaccount	Beginning Unit Value Range	Units (000s)	Ending Unit Value Range	Net Assets (000s)	Investment Income Ratio (**)	Expense Ratio Range(***)	Total Return Range (****)
Invesco Variable Insurance Funds
Invesco V.I. Government Securities Fund	$17.36	1	$17.55	$15	2.09%	0.90%	1.05%
Invesco V.I. Value Opportunities Fund	22.75	8	26.67	210	0.02%	—%	17.23%
Invesco V.I. American Franchise Fund - Series I	15.27	8	19.28	147	0.08%	—%	26.21%
Invesco V.I. Core Equity Fund	18.66	3	21.06	70	0.72%	—%	12.88%
Invesco V.I. Comstock Fund	31.84	5	37.44	173	1.95%	—%	17.57%
Invesco V.I. American Franchise Fund - Class II	28.31	8	35.96	298	—%	—%	27.03%
Invesco V.I. American Value Fund	18.92	1	20.75	13	0.61%	—%	9.68%
Putnam Variable Trust
Putnam VT International Equity Fund	18.94 to 21.41	10	23.76 to 27.10	252	2.20%	0.00% to 0.90%	25.45% to 26.58%
Putnam VT Sustainable Leaders Fund	31.16	*-	40.27	*-	—%	—%	29.22%
Putnam VT Small Cap Value Fund	39.63	7	42.75	297	0.71%	—%	7.87%
Putnam VT Equity Income Fund (May 8, 2017)	10.00	16	11.30	175	—%	—%	13.05%
Franklin Templeton Variable Insurance Products Trust
Franklin Growth and Income VIP Fund	28.10	7	32.56	216	5.72%	—%	15.85%
Franklin Income VIP Fund	27.26	11	29.90	340	4.03%	—%	9.67%
Franklin Mutual Shares VIP Fund	28.11	13	30.46	400	2.22%	—%	8.35%
Franklin Large Cap Growth VIP Fund	24.78	13	31.74	403	0.62%	—%	28.11%
Franklin U.S. Government Securities VIP Fund	15.26	20	15.46	306	2.59%	—%	1.34%
Templeton Foreign VIP Fund	25.38	28	29.61	822	2.54%	—%	16.69%
Templeton Growth VIP Fund	25.18	6	29.84	170	1.66%	—%	18.50%
Morgan Stanley Variable Insurance Funds
Morgan Stanley VIF Emerging Markets Equity Portfolio	37.17	6	50.20	319	0.72%	—%	25.06%
Morgan Stanley VIF Emerging Markets Debt Portfolio	19.71	*-	21.60	4	5.34%	—%	9.58%
Morgan Stanley VIF Global Real Estate Portfolio	27.01	1	29.63	16	2.36%	—%	9.71%
DWS Investments VIT Funds
DWS Bond VIP Fund	14.76	1	15.62	23	2.42%	—%	5.83%
DWS Investments VIT Funds
DWS Equity 500 Index VIP Fund	18.03 to 25.09	131	21.72 to 30.50	3,960	1.76%	0.00% to 0.90%	20.47% to 21.56%
DWS Small Cap Index VIP Fund	28.23 to 35.34	11	31.99 to 40.40	443	0.94%	0.00% to 0.90%	13.32% to 14.32%

* - Less than 500.
39

STATUTORY-BASIS FINANCIAL STATEMENTS

Columbus Life Insurance Company
Years Ended December 31, 2021, 2020 and 2019
With Report of Independent Auditors

Columbus Life Insurance Company

Statutory-Basis Financial Statements

Years Ended December 31, 2021, 2020 and 2019

Report of Independent Auditors
The Board of Directors
Columbus Life Insurance Company
Opinion
We have audited the statutory-basis financial statements of Columbus Life Insurance Company (the Company), which comprise the balance sheets as of December 31, 2021 and 2020, and the related statements of operations, changes in capital and surplus and cash flows for each of the three years ended December 31, 2021, and the related notes to the financial statements (collectively referred to as the “financial statements”).
Unmodified Opinion on Statutory Basis of Accounting
In our opinion, the accompanying financial statements present fairly, in all material respects, the financial position of the Company at December 31, 2021 and 2020, and the results of its operations and its cash flows for the three years ended December 31, 2021, on the basis of accounting described in Note 1.
Adverse Opinion on U.S. Generally Accepted Accounting Principles
In our opinion, because of the significance of the matter described in the Basis for Adverse Opinion on U.S. Generally Accepted Accounting Principles section of our report, the financial statements do not present fairly, in accordance with accounting principles generally accepted in the United States of America, the financial position of the Company at December 31, 2021 and 2020, or the results of its operations or its cash flows for the three years ended December 31, 2021.
Basis for Opinion
We conducted our audits in accordance with auditing standards generally accepted in the United States of America (GAAS). Our responsibilities under those standards are further described in the Auditor’s Responsibilities for the Audit of the Financial Statements section of our report. We are required to be independent of the Company and to meet our other ethical responsibilities in accordance with the relevant ethical requirements relating to our audits. We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinions.
Basis for Adverse Opinion on U.S. Generally Accepted Accounting Principles
As described in Note 1 to the financial statements, the Company prepared these financial statements using accounting practices prescribed or permitted by the Ohio Department of Insurance, which is a basis of accounting other than accounting principles generally accepted in the United States of America. The effects on the financial statements of the variances between these statutory accounting practices described in Note 1 and accounting principles generally accepted in the United States of America, although not reasonably determinable, are presumed to be material and pervasive.
Responsibilities of Management for the Financial Statements
Management is responsible for the preparation and fair presentation of the financial statements in accordance with the accounting practices prescribed or permitted by the Ohio Department of Insurance. Management is also responsible for the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of financial statements that are free from material misstatement, whether due to fraud or error.
In preparing the financial statements, management is required to evaluate whether there are conditions or events, considered in the aggregate, that raise substantial doubt about the Company's ability to continue as a going concern for one year after the date that the financial statements are issued.
Auditor’s Responsibilities for the Audit of the Financial Statements
Our objectives are to obtain reasonable assurance about whether the financial statements as a whole are free from material misstatement, whether due to fraud or error, and to issue an auditor’s report that includes our opinion. Reasonable assurance is a high level of assurance but is not absolute assurance and therefore is not a guarantee that an audit conducted in accordance with GAAS will always detect a material misstatement when it exists. The risk of not detecting a material misstatement resulting from fraud is higher than for one resulting from error, as fraud may involve collusion, forgery, intentional omissions, misrepresentations, or the override of internal control. Misstatements are considered material if there is a substantial likelihood that, individually or in the aggregate, they would influence the judgment made by a reasonable user based on the financial statements.
In performing an audit in accordance with GAAS, we:
•Exercise professional judgment and maintain professional skepticism throughout the audit.
•Identify and assess the risks of material misstatement of the financial statements, whether due to fraud or error, and design and perform audit procedures responsive to those risks. Such procedures include examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements.
•Obtain an understanding of internal control relevant to the audit in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control. Accordingly, no such opinion is expressed.
•Evaluate the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluate the overall presentation of the financial statements.

•Conclude whether, in our judgment, there are conditions or events, considered in the aggregate, that raise substantial doubt about the Company’s ability to continue as a going concern for a reasonable period of time.
We are required to communicate with those charged with governance regarding, among other matters, the planned scope and timing of the audit, significant audit findings, and certain internal control-related matters that we identified during the audit.
/s/ Ernst & Young LLP
April 18, 2022

Columbus Life Insurance Company
Balance Sheets (Statutory-Basis)

	December 31
	2021	2020
Admitted assets	(In Thousands)
Cash and invested assets:
Debt securities	$3,233,621	$3,098,351
Preferred and common stocks	165,752	118,907
Mortgage loans	508,075	435,608
Policy loans	71,425	71,788
Cash, cash equivalents and short-term investments	67,609	114,803
Receivable for securities	42	257
Derivatives	77,342	85,641
Securities lending reinvested collateral assets	12,410	1,471
Other invested assets	333,729	222,385
Total cash and invested assets	4,470,005	4,149,211

Investment income due and accrued	36,527	35,438
Premiums deferred and uncollected	11,480	11,556
Current federal income taxes recoverable from parent	—	1,086
Other admitted assets	7,984	6,665
Separate account assets	102,753	101,764
Total admitted assets	$4,628,749	$4,305,720

Liabilities and capital and surplus
Liabilities:
Policy and contract liabilities:
Life and annuity reserves	$3,370,401	$3,284,567
Accident and health reserves	465	589
Liability for deposit-type contracts	341,278	312,165
Policy and contract claims	45,625	36,614
Dividends payable to policyholders	10,115	10,620
Premiums received in advance	172	167
Total policy and contract liabilities	3,768,056	3,644,722

General expense due and accrued	487	573
Current federal income taxes payable to parent	528	—
Transfer to (from) separate accounts due and accrued, net	(6,188)	(3,080)
Asset valuation reserve	65,243	43,196
Interest maintenance reserve	16,403	15,886
Other liabilities	204,080	104,556
Derivatives	39,271	50,885
Payable for securities lending	65,675	62,489
Separate account liabilities	102,753	101,764
Total liabilities	4,256,308	4,020,991

Capital and surplus:
Common stock, $1 par value, authorized 10,000 shares, issued and outstanding 10,000 shares	10,000	10,000
Paid-in surplus	456,779	356,778
Accumulated surplus	(94,338)	(82,049)
Total capital and surplus	372,441	284,729
Total liabilities and capital and surplus	$4,628,749	$4,305,720

See accompanying notes.

Columbus Life Insurance Company
Statements of Operations (Statutory-Basis)

	Year Ended December 31
	2021	2020	2019
	(In Thousands)
Premiums and other revenues:
Premiums and annuity considerations	$273,634	$244,443	$276,007
Net investment income	220,142	187,952	183,531
Considerations for supplementary contracts with life contingencies	892	1,080	806
Amortization of the interest maintenance reserve	1,675	1,394	712
Fees from management of separate accounts	1,522	1,612	1,624
Other revenues	685	688	686
Total premiums and other revenues	498,550	437,169	463,366

Benefits paid or provided:
Death benefits	161,564	153,040	147,148
Annuity benefits	32,835	32,559	31,788
Disability and accident and health benefits	851	874	932
Surrender benefits	113,415	107,440	145,385
Payments on supplementary contracts with life contingencies	1,424	1,387	1,291
Other benefits	524	366	985
Increase (decrease) in policy reserves and other policyholders’ funds	85,547	72,006	106,670
Total benefits paid or provided	396,160	367,672	434,199

Insurance expenses and other deductions:
Commissions	66,422	42,710	42,068
General expenses	52,909	47,323	52,538
Net transfers to (from) separate accounts	(10,659)	(7,198)	(9,505)
Other deductions	5,514	6,514	9,177
Total insurance expenses and other deductions	114,186	89,349	94,278

Gain (loss) from operations before dividends to policyholders, federal income tax expense, and net realized capital gains (losses)	(11,796)	(19,852)	(65,111)

Dividends to policyholders	10,249	11,400	12,044
Gain (loss) from operations before federal income tax expense and net realized capital gains (losses)	(22,045)	(31,252)	(77,155)
Federal income tax expense (benefit), excluding tax on capital gains	(15,130)	(9,869)	(10,820)
Gain (loss) from operations before net realized capital gains (losses)	(6,915)	(21,383)	(66,335)
Net realized capital gains (losses) (excluding gains (losses) transferred to IMR and capital gains tax)	2,041	(4,656)	17,025
Net income (loss)	$(4,874)	$(26,039)	$(49,310)

See accompanying notes.

Columbus Life Insurance Company
Statements of Changes in Capital and Surplus (Statutory-Basis)

	Common Stock	Paid-In Surplus	Accumulated Surplus	Total Capital and Surplus
	(In Thousands)
Balance, January 1, 2019	$10,000	$276,816	$(13,319)	$273,497
Net income (loss)	—	—	(49,310)	(49,310)
Change in net deferred income tax	—	—	4,755	4,755
Net change in unrealized gains (losses) on investments (net of deferred tax expense (benefit) of $4,755)	—	—	17,889	17,889
Net change in nonadmitted assets and related items	—	—	(1,578)	(1,578)
Change in asset valuation reserve	—	—	(10,991)	(10,991)
Capital contribution	—	29,962	—	29,962
Balance, December 31, 2019	10,000	306,778	(52,554)	264,224
Net income (loss)	—	—	(26,039)	(26,039)
Change in net deferred income tax	—	—	(4,337)	(4,337)
Net change in unrealized gains (losses) on investments (net of deferred tax expense (benefit) of $(4,337))	—	—	(16,316)	(16,316)
Net change in nonadmitted assets and related items	—	—	(254)	(254)
Change in asset valuation reserve	—	—	14,737	14,737
Capital contribution	—	50,000	—	50,000
Change in reserve on account of change in valuation basis	—	—	2,714	2,714
Balance, December 31, 2020	10,000	356,778	(82,049)	284,729
Net income (loss)	—	—	(4,874)	(4,874)
Change in net deferred income tax	—	—	3,936	3,936
Net change in unrealized gains (losses) on investments (net of deferred tax expense (benefit) of $(3,936))	—	—	14,808	14,808
Net change in nonadmitted assets and related items			(138)	(138)
Change in asset valuation reserve	—	—	(22,047)	(22,047)
Capital contribution	—	100,001	—	100,001
Change in reserve on account of change in valuation basis	—	—	(2,371)	(2,371)
Prior year reserve correction	—	—	(1,603)	(1,603)
Balance, December 31, 2021	$10,000	$456,779	$(94,338)	$372,441

See accompanying notes.

Columbus Life Insurance Company
Statements of Cash Flow (Statutory-Basis)

	Year Ended December 31
	2021	2020	2019
	(In Thousands)
Operating activities
Premiums collected net of reinsurance	$274,364	$245,895	$284,370
Net investment income received	190,984	178,879	183,367
Benefits paid	(303,679)	(291,685)	(332,221)
Net transfers (to) from separate accounts	7,551	7,177	11,249
Commissions and expense paid	(120,950)	(93,783)	(103,943)
Dividends paid to policyholders	(10,754)	(12,548)	(12,053)
Federal income taxes recovered (paid)	14,110	5,120	11,033
Other, net	2,181	2,270	2,278
Net cash from (for) operations	53,807	41,325	44,080
Investing activities
Proceeds from investments sold, matured or repaid:
Debt securities	409,415	413,639	456,207
Preferred and common stocks	19,111	70,121	36,550
Mortgage loans	18,200	8,479	8,328
Other invested assets	10,000	22,000	11,341
Net gains (losses) on cash, cash equivalents and short-term investments	12	8	20
Miscellaneous proceeds	16,003	13,820	238
Net proceeds from investments sold, matured or repaid	472,741	528,067	512,684

Cost of investments acquired:
Debt securities	(550,635)	(357,012)	(494,793)
Preferred and common stocks	(37,978)	(80,511)	(16,113)
Mortgage loans	(90,667)	(65,071)	(60,300)
Other invested assets	(19,281)	(30,663)	(15,031)
Miscellaneous applications	(10,937)	(13,173)	(17,322)
Total cost of investments acquired	(709,498)	(546,430)	(603,559)

Net change in policy and other loans	362	(6,204)	(4,030)
Net cash from (for) investments	(236,395)	(24,567)	(94,905)

Financing and miscellaneous activities
Capital and paid-in surplus, less treasury stock	100,001	50,000	—
Net deposits on deposit-type contract funds and other insurance liabilities	29,113	(59,001)	15,990
Other cash provided (applied)	6,280	(23,260)	55,254
Net cash from (for) financing and miscellaneous sources	135,394	(32,261)	71,244

Net change in cash, cash equivalents and short-term investments	(47,194)	(15,503)	20,419
Cash, cash equivalents and short-term investments:
Beginning of year	114,803	130,306	109,887
End of year	$67,609	$114,803	$130,306
Cash flow information for noncash transactions:
Contribution from The Western and Southern Life Insurance Company in the form of common stock	$—	$—	$29,962
See accompanying notes.

Columbus Life Insurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2021, 2020 and 2019

1. Nature of Operations and Significant Accounting Policies
Columbus Life Insurance Company (the Company), a stock life insurance company, is a wholly-owned subsidiary of The Western and Southern Life Insurance Company (Western and Southern), a stock life insurance company. The Company is domiciled in Ohio.
The Company offers individual life, universal life and annuity contracts through general and independent agents and affiliated broker-dealers. The Company is licensed in 49 states and the District of Columbia. For the year ended December 31, 2021, approximately 50.3% of the gross premiums and annuity considerations for the Company were derived from California, Florida, Minnesota, Ohio, and Texas.
State regulatory authorities have powers relating to granting and revoking licenses to transact business, the licensing of agents, the regulation of premium rates and trade practices, the form and content of insurance policies, the content of advertising material, financial statements and the nature of permitted practices.
Use of Estimates
The preparation of statutory-basis financial statements requires management to make estimates and assumptions that affect amounts reported in the financial statements and accompanying notes. Actual results could differ from those estimates.
Basis of Presentation
The accompanying financial statements of the Company have been prepared in conformity with accounting practices prescribed or permitted by the Ohio Department of Insurance (the Department). The National Association of Insurance Commissioners’ (NAIC) Accounting Practices and Procedures Manual (NAIC SAP or SSAP) has been adopted as a component of prescribed or permitted practices by the State of Ohio. Ohio Administrative Code 3901-1-67, Alternative derivative and reserve accounting practices - Section A (OAC 3901-1-67) allows the Company to follow a prescribed practice related to its derivative instruments purchased to hedge indexed products. The Company elected to adopt this practice effective January 1, 2021. In accordance with the practice, the Company has included changes in, and settlement of, eligible derivatives in net investment income; previously, the Company had recorded changes in, and settlement of, eligible derivatives through unrealized gains/losses and realized gains/losses, respectively. In 2021, the net loss of the Company was $(4.9) million, $0.5 million less than the $(5.4) million that would have been reported under NAIC SAP. There was no impact to the Company's surplus.
These practices differ in some respects from U.S. generally accepted accounting principles (GAAP). The more significant differences follow.

Columbus Life Insurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2021, 2020 and 2019

Investments
Investments in debt securities and mandatory redeemable preferred stocks are reported at amortized cost or fair value based on the NAIC’s rating; for GAAP, such fixed maturity investments are designated at purchase as held-to-maturity, trading or available-for-sale. Held-to-maturity fixed investments are reported at amortized cost, and the remaining fixed maturity investments are reported at fair value with unrealized holding gains and losses reported in the statement of operations for those designated as trading and as a separate component of other comprehensive income (loss) for those designated as available-for-sale.
All single-class and multiclass mortgage-backed/asset-backed securities (e.g., CMOs) are adjusted for the effects of changes in prepayment assumptions on the related accretion of discount or amortization of premium of such securities using the retrospective method. The prospective method is used to determine amortized cost for securities that experience a decline that is deemed to be other-than-temporary. Securities that are in an unrealized loss position which the Company intends to sell, or does not have the intent and ability to hold until recovery, are written down to fair value as a realized loss. Securities that are in an unrealized loss position which the Company has the intent and ability to hold until recovery are written down to the extent the present value of expected future cash flows using the security’s effective yield is lower than the amortized cost. For GAAP purposes, all securities, purchased or retained, that represent beneficial interests in securitized assets (e.g., CMO, CBO, CDO, CLO, MBS and ABS securities), other than high credit quality securities, are adjusted using the prospective method when there is a change in estimated future cash flows. If it is determined that a decline in fair value is other-than-temporary, the cost basis of the security is written down to the extent the present value of expected future cash flows using the security’s effective yield is lower than the amortized cost. If high credit quality securities are adjusted, the retrospective method is used.
The Company monitors other investments to determine if there has been an other-than-temporary decline in fair value. Factors that management considers for each identified security include the following:
•The extent the fair value has been below the book/adjusted carrying value;
•The reasons for the decline in value;
•Specific credit issues related to the issuer and current economic conditions, including the current and future impact of any specific events;
•For structured investments (e.g., residential mortgage-backed securities, commercial mortgage-backed securities, asset-backed securities and other structured investments), factors such as overall deal structure and the Company’s position within the structure, quality of underlying collateral, delinquencies and defaults, loss severities, recoveries, prepayments and cumulative loss projections are considered;
•For all equity securities and other debt securities with credit-related declines in fair value, the Company’s intent and ability to hold the security long enough for it to recover its value to book/adjusted carrying value; and
•For all other debt securities with interest-related declines in fair value, the Company’s intent to sell the security before recovery of its book/adjusted carrying value.
If the decline is judged to be other-than-temporary, an impairment charge to fair value is recorded as a net realized capital loss in the period the determination is made. Under GAAP, if the decline is judged to be other-than-temporary because the Company has the intent to sell the debt security or is more likely than

Columbus Life Insurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2021, 2020 and 2019

not to be required to sell the debt security before its anticipated recovery, an impairment charge to fair value is recorded as a net realized capital loss. If the decline is judged to be other-than-temporary because the Company does not expect to recover the entire amortized cost basis of the security due to expected credit losses, an impairment charge is recorded to net realized capital loss as the difference between amortized cost and the net present value of expected future cash flows discounted at the effective interest rate implicit in the debt security prior to impairment.
Under a formula prescribed by the NAIC, the Company defers the portion of realized capital gains and losses on sales of fixed income investments, principally debt securities and mortgage loans, attributable to changes in the general level of interest rates and amortizes those deferrals over the remaining period to maturity based on groupings of individual security sold in five-year bands. The net deferral is reported as the interest maintenance reserve (IMR) in the accompanying balance sheets. Realized capital gains and losses are reported in income net of federal income tax and transfers to the IMR. Under GAAP, realized capital gains and losses are reported in the statement of operations on a pretax basis in the period that the assets giving rise to the gains or losses are sold.
The asset valuation reserve (AVR) provides a valuation allowance for invested assets. The AVR is determined by an NAIC prescribed formula with changes reflected directly in capital and surplus. AVR is not recognized for GAAP.
Policy Acquisition Costs
The costs of acquiring and renewing business are expensed when incurred. Under GAAP, policy acquisition costs, related to traditional life insurance and certain long-duration accident and health insurance policies sold, to the extent recoverable from future policy revenues, would be deferred and amortized over the premium-paying period of the related policies using assumptions consistent with those used in computing policy benefit reserves; for universal life insurance and investment products, to the extent recoverable from future gross profits, deferred policy acquisition costs are amortized generally in proportion to the present value of expected gross profits from surrender charges and investments, mortality, and expense margins.
Nonadmitted Assets
Certain assets designated as “nonadmitted” (principally certain receivables balances), and other assets not specifically identified as admitted assets within the NAIC’s Accounting Practices and Procedures Manual, are excluded from the accompanying balance sheets and are charged directly to accumulated surplus. Under GAAP, such assets are included in the balance sheets.

Columbus Life Insurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2021, 2020 and 2019

Premiums and Benefits
Revenues for universal life and annuity policies with mortality or morbidity risk, except for guaranteed interest and group annuity contracts, consist of the entire premium received, and benefits incurred represent the total of death benefits paid and the change in policy reserves. Premiums received for annuity policies without mortality or morbidity risk and for guaranteed interest and group annuity contracts are recorded using deposit accounting, and credited directly to an appropriate policy reserve account, without recognizing premium income. Under GAAP, premiums received in excess of policy charges would not be recognized as premium revenue and benefits would represent the excess of benefits paid over the policy account value and interest credited to the account values.
Benefit Reserves
Certain policy reserves are calculated using statutorily prescribed interest and mortality assumptions rather than on estimated expected experience or actual account balances as would be required under GAAP.
Reinsurance
A liability for reinsurance balances is required to be provided for unsecured policy reserves ceded to reinsurers not authorized to assume such business. Changes to those amounts are credited or charged directly to capital and surplus. Under GAAP, an allowance for amounts deemed uncollectible would be established through a charge to earnings.
Policy and contract liabilities ceded to reinsurers have been reported as reductions of the related reserves rather than as assets as would be required under GAAP. Commissions allowed by reinsurers on business ceded are reported as income when incurred rather than being deferred and amortized with policy acquisition costs as required under GAAP.
Deferred Income Taxes
Deferred tax assets are recorded for the amount of gross deferred tax assets expected to be realized in future years, and a valuation allowance is established for deferred tax assets not meeting a more-likely-than-not realization threshold. Deferred tax assets are limited to 1) the amount of federal income taxes paid in prior years that can be recovered through loss carrybacks for existing temporary differences that reverse during a time frame corresponding with Internal Revenue Service (IRS) tax loss carryback provisions, not to exceed three years, including amounts established in accordance with the provision of SSAP No. 5R, plus 2) for entities who meet the required realization threshold in SSAP No. 101, the lesser of the remaining gross deferred tax assets expected to be realized within three years of the balance sheet date or 15% of capital and surplus excluding any net deferred tax assets, electronic data processing equipment and operating software and any net positive goodwill, plus 3) the amount of remaining gross deferred tax assets that can be offset against existing gross deferred tax liabilities. The remaining deferred tax assets are nonadmitted. Under GAAP, a deferred tax asset is recorded for the amount of gross deferred tax assets expected to be realized in all future years, and a valuation allowance is established for deferred tax assets not meeting a more-likely-than-not realization threshold.

Columbus Life Insurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2021, 2020 and 2019

Policyholder Dividends
Policyholder dividends are recognized when declared rather than over the term of the related policies.
Statements of Cash Flow
Cash, cash equivalents and short-term investments in the statements of cash flow represent cash balances and investments with initial maturities of one year or less. Under GAAP, the corresponding captions of cash and cash equivalents include cash balances and investments with initial maturities of three months or less.
Other significant statutory accounting practices follow.
Restricted Assets
The Company has assets pledged as collateral, or otherwise not exclusively under control of the Company, totaling $467.9 million and $465.8 million as of December 31, 2021 and 2020, respectively. These assets are primarily collateral pledged to the Federal Home Loan Bank (FHLB), collateral held in relation to the Company's securities lending program, and FHLB stock. These restricted assets are discussed in more detail in their relevant sections.
Investments
Debt securities, common stocks, preferred stocks, and short-term investments are stated at values prescribed by the NAIC, as follows:
Debt securities not backed by other loans are principally stated at amortized cost with amortization determined using the interest method.
Single-class and multiclass mortgage-backed/asset-backed securities are valued at amortized cost using the interest method including anticipated prepayments. Prepayment assumptions are obtained from Bloomberg and broker-dealer prepayment models or derived from empirical data and are based on the current interest rate and economic environment. The retrospective adjustment method is used to value all such securities except securities that are deemed to be other-than-temporarily impaired and securities that are principal-only or interest-only, which are valued using the prospective method.
Unaffiliated common stocks, other than FHLB stock, are unrestricted and reported at fair value utilizing publicly quoted prices from third-party pricing services and the related unrealized capital gains and losses are reported in capital and surplus along with any adjustment for federal income taxes. FHLB stock is carried at cost and is restricted. At December 31, 2021 and 2020, the Company

Columbus Life Insurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2021, 2020 and 2019

owned $16.5 million and $14.4 million, of FHLB stock, respectively. The FHLB stock is held in conjunction with the issuance of deposit contracts to the FHLB. See Note 9 for further description.
Redeemable preferred stocks that have characteristics of debt securities and are rated as medium quality or better are reported or amortized cost. All other redeemable preferred stocks are reported at the lower of amortized cost or fair value. Perpetual preferred stocks are valued at fair value, not exceeding any currently effective call price, utilizing publicly quoted prices from third-party pricing services and the related unrealized capital gains and losses are reported in capital and surplus along with any adjustment for federal income taxes.
Short-term investments include investments with remaining maturities of one year or less at the date of acquisition and are principally stated at amortized cost, which approximates fair value.
Cash equivalents are short-term highly liquid investments with original maturities of three months or less and are principally stated at amortized cost, which approximates fair value.
Joint ventures, partnerships, and limited liability companies are carried at the Company’s interest in the underlying audited GAAP equity of the investee. Undistributed earnings allocated to the Company are reported in the change in net unrealized capital gains or losses. Distributions from earnings of the investees are reported as net investment income when received. Because of the indirect nature of these investments, there is an inherent reduction in transparency and liquidity and increased complexity in valuing the underlying investments. As a result, these investments are actively managed by the Company’s management via detailed evaluation of the investment performance relative to risk.
Mortgage loans are reported at unpaid principal balances, less an allowance for impairment. A mortgage loan is considered to be impaired when, based on current information and events, it is probable that the Company will be unable to collect all principal and interest amounts due according to the contractual terms of the mortgage agreement. When management determines foreclosure is probable, the impairment is other than temporary; the mortgage loan is written down to realizable value and a realized loss is recognized.
Policy loans are reported at unpaid principal balances.
Debt securities and other loan interest are credited to income as it accrues. Dividends are recorded as income on ex-dividend dates. To the extent income is uncertain, due and accrued income is excluded and treated as nonadmitted through surplus.
Realized capital gains and losses are determined using the specific identification method.
Premiums
Life and accident and health premiums are recognized as revenue when due. Premiums for annuity policies with mortality and morbidity risk, except for guaranteed interest and group annuity contracts, are also recognized as revenue when due. Premiums received for annuity policies without mortality or morbidity risk and for guaranteed interest and group annuity contracts are recorded using deposit accounting.

Columbus Life Insurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2021, 2020 and 2019

Policy Reserves
Life, annuity and accident and health disability benefit reserves are developed by actuarial methods and are determined based on published tables using statutorily specified interest rates and valuation methods that will provide, in the aggregate, reserves that are greater than or equal to the minimum or guaranteed policy cash values or the amounts required by the Department. The Company waives deduction of deferred fractional premiums on the death of life and annuity policy insureds and does return any premium beyond the date of death. Surrender values on policies do not exceed the corresponding benefit reserves. Policies issued subject to multiple table substandard extra premiums are valued on the standard reserve basis which recognizes the nonlevel incidence of the excess mortality costs. Additional reserves are established when the results of cash flow testing under various interest rate scenarios indicate the need for such reserves, or the net premiums exceed the gross premiums on any insurance in-force.
For policies issued in 2020 or after, life insurance reserves are developed using principle-based policyholder and asset assumptions with margins and floored at formulaic reserves based upon published tables using statutorily specified interest rates and valuation methods.

Formulaic policy reserves for life insurance and supplemental benefits are computed on the Commissioner’s Reserve Valuation Method. The following mortality tables and interest rates are used:

	Percentage of Reserves
	2021	2020
Life insurance:
1941 Commissioners Standard Ordinary, 2-1/2% - 3%	0.6%	0.7%
1958 Commissioners Standard Ordinary, 2-1/2% - 4-1/2%	7.1	7.4
1980 Commissioners Standard Ordinary, 4% - 6%	22.2	23.9
2001 Commissioners Standard Ordinary, 3-1/2% - 4-1/2%	32.7	31.6
2017 Commissioners Standard Ordinary, 3-1/2%	14	10.9
Annuities:
Various, 2-1/2% - 7-1/2%	22.7	24.7
Supplemental benefits:
Various, 2-1/2% - 7-1/2%	0.6	0.7
Other, 3% - 3-1/2%	0.1	0.1
	100.0%	100.0%
The mean reserve method is used to adjust the calculated terminal reserve to the appropriate reserve at December 31. Mean reserves are determined by computing the regular mean reserve for the plan at the rated age and holding, in addition, one-half of the extra premium charge for the year. Policies issued after July 1 for substandard lives, are charged an extra premium plus the regular premium for the true age. Mean reserves are based on appropriate multiples of standard rates of mortality. An asset is recorded for deferred premiums net of loading to adjust the reserve for modal premium payments.

Columbus Life Insurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2021, 2020 and 2019

For substandard table ratings, mean reserves are based on 125% to 500% of standard mortality rates. For flat extra ratings, mean reserves are based on the standard or substandard mortality rates increased by 1 to 25 deaths per thousand.
As of December 31, 2021 and 2020, reserves of $80.5 million and $89.2 million, respectively, were recorded on in-force amounts of $3,168.2 million and $3,062.9 million, respectively, for which gross premiums are less than the net premiums according to the standard of valuation required by the Department. The Company anticipates investment income as a factor in the premium deficiency calculation for all accident and health contracts.
Tabular interest, tabular less actual reserves released, and tabular cost have been determined by formula. Tabular interest on funds not involving life contingencies is calculated as one-hundredth of the product of such valuation rate of interest times the mean of the amount of funds subject to such valuation rate of interest held at the beginning and end of the year of valuation.
Contracts issued that do not incorporate mortality or morbidity risk, such as guaranteed interest contracts, are accounted for as deposit-type contracts. Amounts received as payments and amounts withdrawn on deposit-type contracts are recorded directly to the liability for deposit-type contracts.
The establishment of appropriate reserves is an inherently uncertain process, and there can be no assurance that the ultimate liability will not exceed the Company’s policy reserves and have an adverse effect on the Company’s results of operations and financial condition. Due to the inherent uncertainty of estimating reserves, it has been necessary, and may over time continue to be necessary, to revise estimated future liabilities as reflected in the Company’s policy reserves.
Policyholders’ Dividends
The amount of policyholders’ dividends to be paid (including those on policies included in the Closed Block) is determined annually by the Company’s Board of Directors. The aggregate amount of policyholders’ dividends is related to actual interest, mortality, morbidity and expense experience for the year and judgment as to the appropriate level of statutory surplus to be retained by the Company.
Policy and Contract Claims
Policy and contract claims in process of settlement represent the estimated ultimate net cost of all reported and unreported claims incurred through December 31, 2021 and 2020. The reserves for unpaid claims are estimated using individual case-basis valuations and statistical analysis. These estimates are subject to the effects of trends in claim severity and frequency. Although considerable variability is inherent in such estimates, management believes that the reserves for claims are adequate. The estimates are continually reviewed and adjusted as necessary as experience develops or new information becomes known; such adjustments are included in current operations.
Reinsurance
Reinsurance premiums and benefits paid or provided are accounted for on a basis consistent with those used in accounting for the original policies issued and the terms of the reinsurance contracts.

Columbus Life Insurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2021, 2020 and 2019

Securities Lending
At December 31, 2021, the Company has loaned $64.2 million (fair value) of various debt securities, preferred stocks and common stocks as part of a securities lending program administered by Deutsche Bank. At December 31, 2020, the Company has loaned $61.1 million (fair value) of various debt securities, preferred stocks and common stocks as part of a securities lending program administered by Deutsche Bank. The Company maintains effective control over all loaned securities and, therefore, continues to report such securities as invested assets in the balance sheets.
The Company requires at the initial transaction that the fair value of the cash collateral received must be equal to 102% of the fair value of the loaned securities. The Company monitors the ratio of the fair value of the collateral to loaned securities to ensure it does not fall below 100%. If the fair value of the collateral falls below 100% of the fair value of the securities loaned, the Company nonadmits that portion of the loaned security. At December 31, 2021 and 2020, the Company did not nonadmit any portion of the loaned securities.
The Company reports all collateral on the balance sheet with an offsetting liability recognized for the obligation to return the collateral. Collateral for the securities lending program is either managed by an affiliated agent of the Company or is managed by Deutsche Bank, an unaffiliated agent. Collateral managed by an affiliated agent, which approximated $53.3 million and $61.0 million at December 31, 2021 and 2020, respectively, is invested primarily in investment-grade debt securities and cash equivalents and is included in the applicable amount on the balance sheets because the funds are available for the general use of the Company. At December 31, 2021 and 2020, collateral managed by an unaffiliated agent, which approximated $12.4 million and $1.5 million, respectively, was invested in cash equivalents and was included in securities lending reinvested collateral assets on the balance sheet.

Columbus Life Insurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2021, 2020 and 2019

At December 31, 2021, the collateral for all securities on loan could be requested to be returned on demand by the borrower. At December 31, 2021 and 2020, the fair value of the total collateral is $65.7 million and $62.5 million, respectively.
The aggregate collateral broken out by maturity date is as follows at December 31, 2021:

	Amortized Cost	Fair Value
	(In Thousands)

Open	$—	$—
30 days or less	25,932	25,935
31 to 60 days	7,600	7,601
61 to 90 days	—	—
91 to 120 days	—	—
121 to 180 days	850	850
181 to 365 days	6,356	6,354
1 to 2 years	6,225	6,220
2 to 3 years	2,000	2,000
Greater than 3 years	16,751	16,752
Total collateral	$65,714	$65,712
At December 31, 2021, all of the collateral held for the securities lending program was invested in tradable securities that could be sold and used to pay for the $65.7 million in collateral calls that could come due under a worst-case scenario where all collateral was called simultaneously.
The Company does not accept collateral that is not permitted by contract or custom to sell or repledge. The Company does not have any securities lending transactions that extend beyond one year from the reporting date.
Separate Accounts
Separate account assets and liabilities reported in the accompanying balance sheets represent funds that are separately administered, principally for nonguaranteed variable universal life contracts and guaranteed market value adjustment annuity contracts. Assets held in the separate account supporting variable annuities are carried at fair value. Assets held in the separate account supporting market value adjusted annuities are carried at the general account basis. These separate account assets are considered legally insulated from the general account. Surrender charges collectible by the general account in the event of annuity contract surrenders are reported as a negative liability rather than an asset. Policy-related activity involving cash flow, such as premiums and benefits, are reported in the accompanying statements of operations in separate line items combined with related general account amounts. Investment income and interest credited on deposits held in guaranteed separate accounts are included in the accompanying statements of operations as a net amount included in net transfers to (from) separate accounts. The Company receives administrative fees for managing the nonguaranteed separate account and other fees for assuming mortality and certain expense risks.

Columbus Life Insurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2021, 2020 and 2019

Federal Income Taxes
Western and Southern files a consolidated income tax return with its eligible subsidiaries and affiliates, including the Company. The provision for federal income taxes is allocated to the Company using a separate return method based upon a written tax-sharing agreement. The benefits from losses of subsidiaries and affiliates, which are utilized in the consolidated return, will be retained by the subsidiaries and affiliates under the tax-sharing agreement. Western and Southern pays all federal income taxes due for all members of the consolidated group. The Company will then charge or reimburse, as the case may be, the members of the group an amount consistent with the method described in the tax-sharing agreement.
The Company includes interest and penalties in the federal income tax line on the statements of operations.
Accounting Changes
Effective January 1, 2021, the Company adopted a prescribed practice impacting the treatment of derivatives in the Statements of Operations and Statements of Capital and Surplus. Further detail can be found in the Basis of Presentation section of Note 1 and the Derivative Investments section of Note 2.
Effective January 1, 2021, the Company determined that its reserves related to a fixed indexed annuity product were understated due to an error in certain policies containing reserves for life riders. The Company has recorded a reserve correction in the amount of $1.6 million as a decrease directly to surplus through the Prior Year Reserve Correction line on the Statements of Changes in Capital and Surplus.
Effective January 1, 2021, the Company updated its valuation methodologies on certain reserves related to universal life policies. This resulted in a change of statutory reserve valuation that is required to be recorded directly to surplus rather than as a part of the reserve change recognized in the statements of operations. The Company has recorded $2.4 million as a decrease to surplus as a result of the change in valuation bases through the Change in Reserve on Account of Change in Valuation Basis line on the Statements of Changes in Capital and Surplus.
Effective January 1, 2020, the Company updated its valuation methodologies on certain reserves related to deferred annuities. This resulted in a change of statutory reserve valuation that is required to be recorded directly to surplus rather than as a part of the reserve change recognized in the statements of operations. The Company has recorded $2.7 million as an increase to surplus as a result of the change in valuation bases through the Change in Reserve on Account of Change in Valuation Basis line on the Statements of Changes in Capital and Surplus.
Risks and Uncertainties
The Company is exposed to risk associated with the ongoing outbreak of coronavirus (“COVID-19”) and is actively monitoring developments through governmental briefings and the relevant health authorities. The effects of the outbreak on the Company are uncertain and difficult to predict, as the situation continues to evolve. Risks include (but are not limited to) the disruption of business operations due to changing work environments for employees, agents and distributors, and business partners; potential economic hardship of policyholders and issuers of investments held by the Company; and disruptions of

Columbus Life Insurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2021, 2020 and 2019

product marketing and sales efforts. The Company has business continuity plans in place to mitigate the risks posed to business operations by disruptive incidents such as these.
Subsequent Events
The Company recognizes in the financial statements the effects of all subsequent events that provide additional evidence about conditions that existed at the balance sheet date. For nonrecognized subsequent events that must be disclosed to keep the financial statements from being misleading, the Company is required to disclose the nature of the event as well as an estimate of its financial effect, or a statement that such an estimate cannot be made. Management has evaluated subsequent events through the issuance of these financial statements on April 18, 2022.

Columbus Life Insurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2021, 2020 and 2019

2. Investments
The book/adjusted carrying value and fair value of the Company’s investments in debt securities are summarized as follows:

	Book/ Adjusted Carrying Value	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value
	(In Thousands)
At December 31, 2021:
U.S. Treasury securities and obligations of U.S. government corporation and agencies	$18,030	$576	$(43)	$18,563
Debt securities issued by states of the U.S. and political subdivisions of the states	19,841	1,535	(40)	21,336
Non-U.S. government securities	97,162	6,142	(2,076)	101,228
Corporate securities	2,517,186	415,321	(4,439)	2,928,068
Commercial mortgage-backed securities	259,984	4,665	(947)	263,702
Residential mortgage-backed securities	128,344	8,496	(82)	136,758
Asset-backed securities	193,074	10,681	(343)	203,412
Total	$3,233,621	$447,416	$(7,970)	$3,673,067

	Book/ Adjusted Carrying Value	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value
	(In Thousands)
At December 31, 2020:
U.S. Treasury securities and obligations of U.S. government corporation and agencies	$21,398	$853	$—	$22,251
Debt securities issued by states of the U.S. and political subdivisions of the states	17,867	2,200	—	20,067
Non-U.S. government securities	39,022	7,671	—	46,693
Corporate securities	2,476,391	527,825	(3,866)	3,000,350
Commercial mortgage-backed securities	181,560	7,953	(521)	188,992
Residential mortgage-backed securities	163,859	13,209	(65)	177,003
Asset-backed securities	198,254	13,784	(675)	211,363
Total	$3,098,351	$573,495	$(5,127)	$3,666,719
At December 31, 2021 and 2020, the Company held unrated or below-investment-grade corporate debt securities with a book/adjusted carrying value of $236.7 million and $233.9 million, respectively, and an aggregate fair value of $248.1 million and $247.4 million, respectively. As of December 31, 2021 and 2020, those holdings amounted to 7.3% and 7.5%, respectively, of the Company’s investments in debt securities and 5.1% and 5.4%, respectively, of the Company’s total admitted assets. The Company performs periodic evaluations of the relative credit standing of the issuers of these debt securities. The Company considers these evaluations in its overall investment strategy.

Columbus Life Insurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2021, 2020 and 2019

Unrealized gains and losses on investments in unaffiliated common stocks and mutual funds are reported directly in capital and surplus and do not affect net income. The unrealized gains and unrealized losses on, and the cost and fair value of those investments and preferred stocks are as follows:

		Gross	Gross
		Unrealized	Unrealized	Fair
	Cost	Gains	Losses	Value
	(In Thousands)
At December 31, 2021:
Preferred stocks	$13,215	$882	$—	$14,097

Common stocks, unaffiliated	$95,742	$33,304	$(424)	$128,622
Common stocks, mutual funds	18,233	4,800	—	23,033
	$113,975	$38,104	$(424)	$151,655

		Gross	Gross
		Unrealized	Unrealized	Fair
	Cost	Gains	Losses	Value
	(In Thousands)
At December 31, 2020:
Preferred stocks	$18,081	$1,721	$—	$19,802

Common stocks, unaffiliated	$70,984	$11,444	$(1,711)	$80,717
Common stocks, mutual funds	15,388	4,721	—	20,109
	$86,372	$16,165	$(1,711)	$100,826

Columbus Life Insurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2021, 2020 and 2019

The following table shows unrealized losses and fair values, aggregated by investment category and length of time that individual securities have been in a continuous unrealized loss position.

	Unrealized Losses Less Than 12 Months		Unrealized Losses Greater Than or Equal to 12 Months
	Unrealized	Fair	Unrealized	Fair
	Losses	Value	Losses	Value
	(In Thousands)
At December 31, 2021
U.S. Treasury securities and obligations of U.S. government corporations and agencies	$(27)	$1,060	$(16)	$540
Debt securities issued by states of the U.S. and political subdivisions of the states	(40)	2,930	—	—
Non-U.S. government securities	(2,076)	29,260	—	—
Corporate securities	(3,738)	193,310	(701)	10,741
Commercial mortgage-backed securities(1)	(899)	111,425	(48)	1,427
Residential mortgage-backed securities(1)	(21)	625	(61)	3,035
Asset-backed securities(1)	(340)	34,768	(3)	14,997
Total	$(7,141)	$373,378	$(829)	$30,740

Preferred stocks	$—	$—	$—	$—

Common stocks, unaffiliated	$(424)	$9,557	$—	$—
Common stocks, mutual funds	—	—	—	—
Total	$(424)	$9,557	$—	$—
(1) Amounts relate to securities subject to SSAP 43R.

Columbus Life Insurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2021, 2020 and 2019

	Unrealized Losses Less Than 12 Months		Unrealized Losses Greater Than or Equal to 12 Months
	Unrealized	Fair	Unrealized	Fair
	Losses	Value	Losses	Value
	(In Thousands)
At December 31, 2020
U.S. Treasury securities and obligations of U.S. government corporations and agencies	$—	$—	$—	$—
Debt securities issued by states of the U.S. and political subdivisions of the states	—	—	—	—
Non-U.S. government securities	—	—	—	—
Corporate securities	(1,101)	44,294	(2,765)	21,185
Commercial mortgage-backed securities(1)	(521)	32,255	—	—
Residential mortgage-backed securities(1)	(27)	5,293	(38)	422
Asset-backed securities(1)	(592)	29,381	(83)	4,917
Total	$(2,241)	$111,223	$(2,886)	$26,524

Preferred stocks	$—	$—	$—	$—

Common stocks, unaffiliated	$(1,711)	$11,654	$—	$—
Common stocks, mutual funds	—	—	—	—
Total	$(1,711)	$11,654	$—	$—
(1) Amounts relate to securities subject to SSAP 43R.
Investments that are impaired at December 31, 2021 and 2020, for which other-than-temporary impairments have not been recognized, consist mainly of corporate debt securities, asset-backed and residential mortgage-backed securities.
The aggregated unrealized loss is approximately 2.0% and 4.4% of the carrying value of securities considered temporarily impaired at December 31, 2021 and 2020, respectively. At December 31, 2021, there were a total of 121 securities held that are considered temporarily impaired, 17 of which have been impaired for 12 months or longer. At December 31, 2020, there were a total of 56 securities held that are considered temporarily impaired, 13 of which have been impaired for 12 months or longer. The Company recorded other-than-temporary impairments on securities of $0.3 million, $3.4 million, and $0.5 million, for the years ended December 31, 2021, 2020 and 2019, respectively.

Columbus Life Insurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2021, 2020 and 2019

The Company had no loan-backed securities with a recognized other-than-temporary impairment (OTTI) for the year ended December 31, 2021, where the present value of future cash flows expected to be collected was less than the amortized cost basis of the securities.

The Company had no OTTI on loan-backed securities for the year ended December 31, 2021, due to the intent to sell the security or the inability or lack of intent to retain the investment in the security for a period of time sufficient to recover the amortized cost basis of the security.
A summary of the cost or amortized cost and fair value of the Company’s debt securities at December 31, 2021, by contractual maturity, is as follows:

	Book/Adjusted Carrying Value	Fair Value
	(In Thousands)
Years to maturity:
One or less	$65,965	$66,585
After one through five	405,227	435,053
After five through ten	713,200	796,521
After ten	1,467,827	1,771,036
Mortgage-backed securities/asset-backed securities	581,402	603,872
Total	$3,233,621	$3,673,067

The expected maturities may differ from contractual maturities in the foregoing table because certain borrowers have the right to call or prepay obligations with or without call or prepayment penalties and because asset-backed and mortgage-backed securities (including floating-rate securities) provide for periodic payments throughout their lives.
Proceeds from sales of investments in debt securities during 2021, 2020, and 2019 were $137.0 million, $156.4 million, and $111.5 million; gross gains of $2.3 million, $2.2 million, and $1.7 million and gross losses of $0.6 million, $0.3 million, and $1.9 million were realized on these sales in 2021, 2020 and 2019, respectively.
Proceeds from sales of investments in equity securities during 2021, 2020 and 2019 were $13.9 million, $30.2 million, and $32.3 million; gross gains of $3.6 million, $0.9 million, and $21.7 million and gross losses of $0.8 million, $13.3 million, and $0.0 million, were realized on these sales in 2021, 2020 and 2019, respectively.

Columbus Life Insurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2021, 2020 and 2019

Realized capital gains (losses) are reported net of federal income taxes and amounts transferred to the IMR as follows for the years ended December 31:

	2021	2020	2019
	(In Thousands)

Realized capital gains (losses)	$6,866	$(2,818)	$27,030
Less amount transferred to (from) IMR (net of related taxes (benefits) of $583 in 2021, $459 in 2020, and $816 in 2019)	2,191	1,727	3,068
Less federal income tax expense (benefit) of realized capital gains (losses)	2,634	111	6,937
Net realized capital gains (losses)	$2,041	$(4,656)	$17,025

Net investment income was generated from the following for the years ended December 31:

	2021	2020	2019
	(In Thousands)

Debt securities	$153,487	$143,253	$149,206
Equity securities	6,180	4,313	4,297
Mortgage loans	18,204	15,269	14,651
Policy loans	3,927	4,022	3,766
Cash, cash equivalents and short-term investments	84	449	1,380
Other invested assets	10,626	22,550	11,946
Derivatives	30,216	—	—
Other	492	623	541
Gross investment income	223,216	190,480	185,787
Investment expenses	3,074	2,528	2,256
Net investment income	$220,142	$187,952	$183,531

The Company’s investments in mortgage loans principally involve commercial real estate. At December 31, 2021, 72.0% of such mortgages, or $365.9 million, involved properties located in Ohio, Indiana, and Florida. Such investments consist of primarily first-mortgage liens on completed income-producing properties. The aggregate mortgage outstanding to any one borrower does not exceed $79.1 million. During 2021, the respective minimum and maximum lending rates for mortgage loans issued were 3.35% and 5.08%. At the issuance of a loan, the percentage of any one loan to value of security, exclusive of insured, guaranteed or purchase money mortgage did not exceed 80.0%. During 2021, the Company did not reduce interest rates on any outstanding mortgages.
The Company utilizes loan-to-value and debt-service coverage ratios as credit quality indicators for its mortgage loans. The Company updates and analyzes these indicators at least annually. 94.85% of the Company’s mortgage loans were less than 75% loan-to-value and the total portfolio’s debt-service coverage ratio was 2.11 at December 31, 2021, based on the most recent data available.

Columbus Life Insurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2021, 2020 and 2019

Low Income Housing Tax Credits
The Company invests in Low Income Housing Tax Credits (LIHTCs) to maximize current tax benefits in the form of tax credits as well as to generate tax losses that may be used to reduce taxable income. The number of years remaining for the unexpired tax credits is 6 to 14 years. The mandatory holding period for the LIHTCs is 18 to 20 years. During 2021, the Company recognized LIHTCs and other tax benefits in the amount of $4.7 million. In 2020, the Company recognized LIHTCs and other tax benefits in the amount of $3.9 million. The book adjusted carry value, less encumbrances, of the Company’s LIHTCs is $144.0 million as of December 31, 2021, and $43.0 million as of December 31, 2020. Annual regulatory reviews are in place to ensure each property qualifies for the tax credits.
See note 8 for discussion on future commitments to provide capital to the LIHTCs.
Derivative Instruments
The Company invests in derivatives as risk management for its equity indexed products. The exposure to credit risk on its interest rate floors and option positions is the risk of loss from a counterparty failing to perform according to the terms of the contract. That exposure includes settlement risk (i.e., the risk that the counterparty defaults after the Company has delivered funds or securities under terms of the contract) that would result in an accounting loss and replacement cost risk (i.e., the cost to replace the contract at current market rates should the counterparty default prior to settlement date). To limit exposure associated with counterparty nonperformance on its option positions, the Company limits its exposure to individual counterparties to 2% of admitted assets.
Beginning in 2021, pursuant to the adoption of OAC 3901-1-67 (discussed in Note 1, Basis of Presentation), the Company changed the reporting for product hedging derivatives by electing to record changes in, and settlement of, eligible derivatives through net investment income; previously, the Company had recorded changes in, and settlement of, eligible derivatives through unrealized gains/losses and realized gains/losses, respectively. The following paragraph presents this change for the current year period, while displaying the prior year periods as reported in their respective filings.
The Company markets equity indexed annuities and universal life policies. The risk associated with these products is that the ultimate benefit paid could be higher than the return earned from the underlying assets. The Company utilizes custom and exchange-traded call options to economically hedge the S&P 500 index and Goldman Sachs Multi-Asset Equity index exposure embedded in these products with a net notional amount of $192.7 million and $184.7 million at December 31, 2021 and 2020, respectively. The Company purchases and writes call options to correlate with changes in the annuity and universal life features due to movements in the S&P 500 and Goldman Sachs Multi-Asset Equity index. At the beginning of these contracts, a premium is either paid or received for transferring the related risk. The Company retains basis risk and risk associated with actual versus expected assumptions for mortality and lapse rates. The Company does not apply hedge accounting treatment to these call options. The Company recognizes changes in the fair value of these call options and the related gains/losses from terminations, maturities or expirations through net investment income. The amount recognized in net investment income was $30.2 million for the year ended December 31, 2021. For prior year periods, the change in fair value recognized through unrealized gains and losses was $(1.4) million and $23.5 million for the years ended December 31, 2020, and 2019, respectively. The net gain/(loss) recognized through net income within realized gains

Columbus Life Insurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2021, 2020 and 2019

and losses was $8.8 million and $1.7 million for the years ended December 31, 2020 and 2019, respectively.
The Company has entered into a collateral agreement with the counterparty whereby under certain conditions the counterparty is required to post assets on the Company’s behalf. The posted amount is equal to the difference between the net positive fair value of the option and the agreed upon thresholds that are based on the credit rating of the counterparty. Inversely, if the net fair value of the option is negative, then the Company may be required to post assets using similar thresholds. At December 31, 2021 and 2020, $25.9 million and $30.7 million, respectively, of cash collateral has been posted to the Company. At December 31, 2021 and 2020, $0.0 million and $0.0 million, respectively, of cash collateral has been posted by the Company.
Information related to the Company’s derivative instruments as described above and the effects of offsetting on the balance sheet consisted of the following for the years ended December 31:

	2021	2020
	(In Thousands)
Derivative assets:
Gross amount of recognized assets	$77,342	$85,641
Gross amounts offset	—	—
Net amount of assets	$77,342	$85,641

Derivative liabilities:
Gross amount of recognized liabilities	$(39,271)	$(50,885)
Gross amounts offset	—	—
Net amount of liabilities	$(39,271)	$(50,885)

Columbus Life Insurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2021, 2020 and 2019

3. Fair Values of Financial Instruments
Included in various investment-related line items in the financial statements are certain financial instruments carried at fair value. Other financial instruments are periodically measured at fair value such as when impaired or, for certain bonds and preferred stocks, when carried at the lower of cost or market.
The Company uses fair value measurements to record the fair value of certain assets and liabilities and to estimate the fair value of financial instruments not recorded at fair value but required to be disclosed at fair value. Certain financial instruments, particularly policyholder liabilities other than investment-type contracts, are excluded from this fair value discussion.
Fair value is defined as the price that would be received to sell an asset or transfer a liability in an orderly transaction between market participants at the measurement date. The Company’s financial assets and liabilities carried at fair value have been classified, for disclosure purposes, based on the following hierarchy that prioritizes inputs to valuation techniques used to measure fair value into three levels. The Company’s policy is to recognize transfers in and transfers out of levels at the beginning of the quarterly reporting period.
•Level 1 - Quoted prices (unadjusted) in active markets for identical assets or liabilities. The Company’s Level 1 assets and liabilities primarily include exchange-traded equity securities and mutual funds, including those which are part of the Company’s separate account assets.
•Level 2 - Inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. The Company’s Level 2 assets and liabilities primarily include call options, stock warrants, preferred stock, NAIC 6 industrial and miscellaneous bonds, and initially rated NAIC 6 residential mortgage-backed securities representing senior and subordinated tranches in securitization trusts containing residential mortgage loans. The fair values of these instruments are determined through the use of third-party pricing services utilizing market observable inputs.
•Level 3 - Significant unobservable inputs for the asset or liability. The Company’s Level 3 assets and liabilities primarily include certain call options. The fair values of these positions are determined through the use of valuation models that utilize significant unobservable inputs.
Fair value estimates are made at a specific point in time, based on available market information and judgments about the financial instrument, including discount rates, estimates of timing, amount of expected future cash flows and the credit standing of the issuer. Such estimates do not consider the tax impact of the realization of unrealized gains or losses.
For Level 3 investments, the fair value estimates cannot be substantiated by comparison to independent markets. In addition, the disclosed fair value may not be realized in the immediate settlement of the financial instrument.

Columbus Life Insurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2021, 2020 and 2019

As described below, certain fair values are determined through the use of third-party pricing services. Management does not adjust prices received from third parties; however, the Company does analyze the third-party pricing services’ valuation methodologies and related inputs and performs additional evaluation to determine the appropriate level within the fair value hierarchy. The Company performs annual due diligence of third-party pricing services, which includes assessing the vendor’s valuation qualifications, control environment, analysis of asset class-specific valuation methodologies and understanding of market observable assumptions and unobservable assumptions, if any, employed in the valuation methodology. Care should be exercised in deriving conclusions about the Company’s business, its value or financial position based on the fair value information of financial instruments presented below. The following discussion describes the valuation methodologies utilized by the Company for assets and liabilities measured or disclosed at fair value.
Debt and Equity Securities
The fair values of debt securities and asset/mortgage-backed securities have been determined through the use of third-party pricing services utilizing market observable inputs. Private placement securities trading in less liquid or illiquid markets with limited or no pricing information are valued using either broker quotes or by discounting the expected cash flows using current market-consistent rates applicable to the yield, credit quality and maturity of each security.
The fair values of actively traded equity securities and exchange traded funds (including exchange traded funds with debt like characteristics) have been determined utilizing publicly quoted prices obtained from third-party pricing services. The fair values of certain equity securities for which no publicly quoted prices are available have been determined through the use of third-party pricing services utilizing market observable inputs. Actively traded mutual funds are valued using the net asset values of the funds.
Mortgage Loans
The fair values for mortgage loans, consisting principally of commercial real estate loans, are estimated using discounted cash flow analyses, using interest rates currently being offered for similar loans collateralized by properties with similar investment risk. The fair values for mortgage loans in default are established at the lower of the fair value of the underlying collateral less costs to sell or the carrying amount of the loan.
Cash, Cash Equivalents and Short-Term Investments
The fair values of cash, cash equivalents and short-term investments are based on quoted market prices or stated amounts.
Derivative Instruments
The fair values of free-standing derivative positions, primarily call options, are determined through the use of third-party pricing services utilizing market observable inputs or valuation models incorporating significant unobservable inputs, including projected cash flows, applicable swap curves and implied volatilities. The fair value of the stock warrants have been determined through the use of third-party pricing services utilizing market observable inputs.

Columbus Life Insurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2021, 2020 and 2019

Securities Lending Reinvested Collateral Assets
The fair values of securities lending reinvested collateral assets are determined through the use of third-party sources utilizing publicly quoted prices.
Other Invested Assets
Other invested assets primarily include surplus debentures for which fair values have been determined through the use of third-party pricing services utilizing market observable inputs.
Assets Held in Separate Accounts
Assets held in separate accounts include debt securities and mutual funds. The fair values of these assets have been determined using the same methodologies as similar assets held in the general account.
Life and Annuity Reserves for Investment-Type Contracts and Deposit Fund Liabilities and Fixed-Indexed Annuity Contracts
The fair value of liabilities for investment-type contracts is based on the present value of estimated liability cash flows, which are discounted using rates that incorporate risk-free rates and margins for the Company’s own credit spread and the riskiness of cash flows. Key assumptions to the cash flow model include the timing of policyholder withdrawals and the level of interest credited to contract balances. Fair values for insurance reserves are not required to be disclosed. However, the estimated fair values of all insurance reserves and investment contracts are taken into consideration in the Company’s overall management of interest rate risk.
The fair value of liabilities for fixed indexed annuities is based on embedded derivatives that have been bifurcated from the host contract. The fair value of embedded derivatives is calculated based on actuarial and capital market assumptions reflecting the projected cash flows over the life of the contract and incorporating expected policyholder behavior. The host is adjusted for acquisition costs with revised accretion rates.
Cash Collateral Payable
The payable represents the obligation to return cash collateral the Company has received relating to derivative instruments. The fair value is based upon the stated amount.
Securities Lending Liability
The liability represents the Company’s obligation to return collateral related to securities lending transactions. The liability is short-term in nature and therefore, the fair value of the obligation approximates the carrying amount.

Columbus Life Insurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2021, 2020 and 2019

Separate Account Liabilities
Certain separate account liabilities are classified as investment contracts and are carried at an amount equal to the related separate account assets. Carrying value is a reasonable estimate of the fair value as it represents the exit value as evidenced by withdrawal transactions between contract holders and the Company.
Assets and liabilities measured at fair value on a recurring basis are outlined below:

	Assets/(Liabilities) Measured at Fair Value	Fair Value Hierarchy Level
		Level 1	Level 2	Level 3
	(In Thousands)
At December 31, 2021
Assets:
Residential mortgage-backed securities	$1	$—	$1	$—
Bonds, exchange traded funds	3,825	3,825	—	—
Common stocks, unaffiliated	112,171	112,171	—	—
Common stocks, mutual funds	23,033	23,033	—	—
Preferred stock	14,097	—	14,097	—
Derivative assets	77,342	—	72,551	4,791
Separate account assets*	48,052	48,052	—	—
Total assets	$278,521	$187,081	$86,649	$4,791

Liabilities:
Derivative liabilities	$(39,271)	$—	$(39,271)	$—

* Separate account assets measured at fair value in this table do not include assets backing market value adjusted annuities, which are held at amortized cost, with the exception of securities rated NAIC 6 where the security’s fair value is below amortized cost.

Columbus Life Insurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2021, 2020 and 2019

	Assets/(Liabilities) Measured at Fair Value	Fair Value Hierarchy Level
		Level 1	Level 2	Level 3
	(In Thousands)
At December 31, 2020
Assets:
Bonds, industrial and misc.	$17	$—	$17	$—
Residential mortgage-backed securities	104	—	104	—
Bonds, exchange traded funds	4,016	4,016	—	—
Common stocks, unaffiliated	66,277	66,277	—	—
Common stocks, mutual funds	20,109	20,109	—	—
Derivative assets	85,641	—	81,202	4,439
Separate account assets*	44,358	44,358	—	—
Total assets	$220,522	$134,760	$81,323	$4,439

Liabilities:
Derivative liabilities	$(50,885)	$—	$(50,885)	$—

* Separate account assets measured at fair value in this table do not include assets backing market value adjusted annuities, which are held at amortized cost, with the exception of securities rated NAIC 6 where the security’s fair value is below amortized cost.
The reconciliation for all assets and liabilities measured at fair value on a recurring basis using significant unobservable inputs (Level 3) for the year ended December 31, 2021, is as follows:

	Beginning Asset/(Liability) as of January 1, 2021	Total Realized/Unrealized Gains (Losses) Included in:		Purchases, Sales, Issuances and Settlements	Transfers Into Level 3	Transfers Out of Level 3	Ending Asset/(Liability) as of December 31, 2021
		Net Income	Surplus
	(In Thousands)
Assets:
Derivative assets	$4,439	$681	$—	$(329)	$—	$—	$4,791

Columbus Life Insurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2021, 2020 and 2019

The gross purchases, issuances, sales and settlements included in the reconciliation for all assets and liabilities measured at fair value on a recurring basis using significant unobservable inputs (Level 3) for the year ended December 31, 2021, is as follows:

	Purchases	Issuances	Sales	Settlements	Net Purchases, Issuances, Sales and Settlements
	(In Thousands)
Assets:
Derivative assets	$1,616	$—	$—	$(1,945)	$(329)
The reconciliation for all assets and liabilities measured at fair value on a recurring basis using significant unobservable inputs (Level 3) for the year ended December 31, 2020, is as follows:

	Beginning Asset/(Liability) as of January 1, 2020	Total Realized/Unrealized Gains (Losses) Included in:		Purchases, Sales, Issuances and Settlements	Transfers Into Level 3	Transfers Out of Level 3	Ending Asset/(Liability) as of December 31, 2020
		Net Income	Surplus
	(In Thousands)
Assets:
Derivative assets	$6,098	$74	$(1,863)	$130	$—	$—	$4,439

Columbus Life Insurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2021, 2020 and 2019

The gross purchases, issuances, sales and settlements included in the reconciliation for all assets and liabilities measured at fair value on a recurring basis using significant unobservable inputs (Level 3) for the year ended December 31, 2020, is as follows:

	Purchases	Issuances	Sales	Settlements	Net Purchases, Issuances, Sales and Settlements
	(In Thousands)
Assets:
Derivative assets	$1,512	$—	$—	$(1,382)	$130
The following table provides a summary of the significant unobservable inputs used in the fair value measurements developed by the Company or reasonably available to the Company of Level 3 assets and liabilities at (in thousands):

December 31, 2021
Security Type	Fair Value	Valuation Technique	Unobservable Input	Input

Derivative assets	$4,791	Black-Scholes-Merton Model	Implied Volatility	7-14.9%

December 31, 2020
Security Type	Fair Value	Valuation Technique	Unobservable Input	Input

Derivative assets	$4,439	Black-Scholes-Merton Model	Implied Volatility	7%
In isolation, significant increases (decreases) in the implied volatility would typically result in a significantly higher (lower) fair value measurement for Level 3 derivative assets and Level 3 derivative liabilities.
The Company did not have any significant assets or liabilities measured at fair value on a nonrecurring basis as of December 31, 2021 and 2020.

Columbus Life Insurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2021, 2020 and 2019

The carrying amounts and fair values of the Company’s significant financial instruments follow:

	December 31, 2021
	Carrying Amount	Fair Value	Level 1	Level 2	Level 3
Assets:	(In Thousands)
Bonds	$3,233,621	$3,673,067	$9,792	$3,663,142	$133
Common stock:
Unaffiliated**	128,622	128,622	128,622	—	—
Mutual funds	23,033	23,033	23,033	—	—
Preferred stock	14,097	14,097	—	14,097	—
Mortgage loans	508,075	529,379	—	—	529,379
Cash, cash equivalents and short-term investments	67,609	67,612	67,612	—	—
Other invested assets, surplus notes	69,400	91,605	—	91,605	—
Securities lending reinvested collateral assets	12,410	12,410	12,410	—	—
Derivative assets	77,342	77,342	—	72,551	4,791
Separate account assets	102,753	104,863	50,520	54,343	—

Liabilities:
Life and annuity reserves for investment-type contracts and deposit fund liabilities	$(868,671)	$(906,810)	$—	$—	$(906,810)
Fixed-indexed annuity contracts	(176,264)	(175,017)	—	—	(175,017)
Derivative liabilities	(39,271)	(39,271)	—	(39,271)	—
Cash collateral payable	(25,850)	(25,850)	—	(25,850)	—
Securities lending liability	(65,675)	(65,675)	—	(65,675)	—
Separate account liabilities*	(48,891)	(51,792)	—	—	(51,792)

* Variable universal life contracts are considered insurance contracts and therefore, are not included in separate account liabilities for purposes of this disclosure.
** Includes FHLB common stock, which is held at cost.

Columbus Life Insurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2021, 2020 and 2019

	December 31, 2020
	Carrying Amount	Fair Value	Level 1	Level 2	Level 3
Assets:	(In Thousands)
Bonds	$3,098,351	$3,666,719	$10,305	$3,653,751	$2,663
Common stock:
Unaffiliated**	80,717	80,717	80,717	—	—
Mutual funds	20,109	20,109	20,109	—	—
Preferred stock	18,081	19,802	—	19,802	—
Mortgage loans	435,608	454,726	—	—	454,726
Cash, cash equivalents and short-term investments	114,803	114,780	114,780	—	—
Other invested assets, surplus notes	64,580	88,358	—	88,358	—
Securities lending reinvested collateral assets	1,471	1,471	1,471	—	—
Derivative assets	85,641	85,641	—	81,202	4,439
Separate account assets	101,764	106,095	46,514	59,581	—

Liabilities:
Life and annuity reserves for investment-type contracts and deposit fund liabilities	$(893,203)	$(956,840)	$—	$—	$(956,840)
Fixed-indexed annuity contracts	(164,404)	(169,143)	—	—	(169,143)
Derivative liabilities	(50,885)	(50,885)	—	(50,885)	—
Cash collateral payable	(30,670)	(30,670)	—	(30,670)	—
Securities lending liability	(62,489)	(62,489)	—	(62,489)	—
Separate account liabilities*	(55,042)	(59,996)	—	—	(59,996)

* Variable universal life contracts are considered insurance contracts and therefore, are not included in separate account liabilities for purposes of this disclosure.
** Includes FHLB common stock, which is held at cost.
4. Related-Party Transactions
The Company received payments of principal and interest under mortgage financing arrangements in the amount of $5.2 million, $5.6 million, and $6.9 million in 2021, 2020 and 2019, respectively, on behalf of certain partnerships in which Western and Southern has an equity interest. The principal balance of the mortgage financing arrangements was $107.7 million and $110.1 million at December 31, 2021 and 2020, respectively.
At December 31, 2021 and 2020, the Company had $120.3 million and $114.8 million respectively, invested in various private debt funds managed by Fort Washington Investment Advisors, Inc., an indirect subsidiary of Western and Southern.
In March 2021, the Company received a $100.0 million capital contribution from Western and Southern. The contribution was in the form of cash.
The Company received a $50.0 million capital contribution from Western and Southern in December 2020. The contribution was in the form of cash.

Columbus Life Insurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2021, 2020 and 2019

The Company received a $30.0 million capital contribution from Western and Southern in November 2019. The contribution was in the form of common stock, at fair value.
The Company did not have any amounts receivable from parent, subsidiaries and affiliates as of December 31, 2021 or 2020. The Company had $3.5 million and $1.8 million payable to parent, subsidiaries and affiliates as of December 31, 2021 and 2020, respectively. The terms of the settlement generally require that these amounts be settled in cash within 30 days.
The Company has entered into a reinsurance agreement with Western and Southern. See Note 5 for further description.
Western and Southern guarantees the payment of the Company’s policyholder obligations. In the unlikely event the guarantee would be triggered, Western and Southern may be permitted to take control of the Company’s assets to recover all or a portion of the amounts paid under the guarantee.
5. Reinsurance
Certain premiums and benefits are assumed from and ceded to other insurance companies under various reinsurance agreements. The ceded reinsurance agreements provide the Company with increased capacity to write larger risks and maintain its exposure to loss within its capital resources.
On July 1, 1986, the Company entered into an agreement (the agreement) with Western and Southern where the Company reinsured the liabilities of, and began servicing and administering the former business of, Columbus Mutual Life Insurance Company (Columbus Mutual), a former affiliate of Western and Southern that merged with Western and Southern. The agreement is anticipated to last until all obligations for policies issued by Columbus Mutual are settled. Reserves reflected on the Company’s balance sheets for policies and contracts included under the agreement are:

	December 31
	2021	2020
	(In Thousands)

Life and annuity reserves	$459,574	$477,512
Accident and health reserves	474	601

Columbus Life Insurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2021, 2020 and 2019

The effects of reinsurance on premiums, annuity considerations and deposit-type funds are as follows for the years ended December 31:

	2021	2020	2019
	(In Thousands)

Direct premiums	$320,507	$289,316	$331,197
Assumed premiums:
Affiliates	—	—	—
Nonaffiliates	—	—	—
Ceded premiums:
Affiliates	—	—	—
Nonaffiliates	(46,873)	(44,873)	(55,190)
Net premiums	$273,634	$244,443	$276,007

The Company’s ceded reinsurance arrangements impacted certain other items in the accompanying financial statements by the following amounts as of and for the years ended December 31:

	2021	2020	2019
	(In Thousands)
Policy and contract claims:
Affiliates	$—	$—	$—
Nonaffiliates	66,754	60,928	64,017
Policy and contract liabilities:
Affiliates	—	—	—
Nonaffiliates	81,107	76,090	81,320
Amounts recoverable on reinsurance contracts:
Affiliates	—	—	—
Nonaffiliates	4,183	2,820	7,990
In 2021, 2020 and 2019, the Company did not commute any ceded reinsurance nor did it enter into or engage in any agreement that reinsures policies or contracts that were in-force or had existing reserves as of the effective date of such agreements.
At December 31, 2021, the Company has no significant reserves ceded to unauthorized reinsurers. Amounts payable or recoverable for reinsurance on policy and contract liabilities are not subject to periodic or maximum limits. The Company wrote-off $6.8 million of receivables on reinsurance contracts with Scottish RE in 2019. In 2019, the Company reduced reserve credits by $13.8 million related to reinsurance contracts with Scottish RE.
Neither the Company nor any of its related parties, control directly or indirectly, any reinsurers with whom the Company conducts business. No policies issued by the Company have been reinsured with a foreign company, which is controlled, either directly or indirectly, by a party not primarily engaged in the business of insurance. The Company does not have any reinsurance agreements in effect under which the

Columbus Life Insurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2021, 2020 and 2019

reinsurer may unilaterally cancel the agreement. At December 31, 2021, there are no reinsurance agreements in effect such that the amount of losses paid or accrued exceed the total direct premium collected. The Company remains obligated for amounts ceded in the event that the reinsurers do not meet their obligations.
There would be no reduction in surplus at December 31, 2021, if all reinsurance agreements were cancelled.
6. Federal Income Taxes
The Company is included in the consolidated income tax return of Western and Southern. The Company had a net receivable (payable) from (to) Western and Southern in the amount of $(0.5) million and $1.1 million as of December 31, 2021 and 2020, respectively. The tax years 2014 through 2020 remain subject to examination by major tax jurisdictions.
The amount of federal income taxes incurred that will be available for recoupment at December 31, 2021, in the event of future capital losses is $0.0 million, $0.0 million, and $0.0 million from 2021, 2020 and 2019, respectively.
The components of the net deferred tax asset (liability) at December 31 are as follows:

		12/31/2021
		(In Thousands)
		(1)	(2)	(3)
				(Col 1+2)
		Ordinary	Capital	Total

(a)	Gross deferred tax assets	$77,828	$3,734	$81,562
(b)	Statutory valuation allowance adjustments	60,923	—	60,923
(c)	Adjusted gross deferred tax assets (a - b)	16,905	3,734	20,639
(d)	Deferred tax assets nonadmitted	—	—	—
(e)	Subtotal net admitted deferred tax assets (c - d)	16,905	3,734	20,639
(f)	Deferred tax liabilities	8,795	11,844	20,639
(g)	Net admitted deferred tax asset/(net deferred tax liability) (e - f)	$8,110	$(8,110)	$—

		12/31/2020
		(In Thousands)
		(4)	(5)	(6)
				(Col 4+5)
		Ordinary	Capital	Total

(a)	Gross deferred tax assets	$79,566	$6,491	$86,057
(b)	Statutory valuation allowance adjustments	68,369	—	68,369
(c)	Adjusted gross deferred tax assets (a - b)	11,197	6,491	17,688
(d)	Deferred tax assets nonadmitted	—	—	—
(e)	Subtotal net admitted deferred tax assets (c - d)	11,197	6,491	17,688
(f)	Deferred tax liabilities	10,670	7,018	17,688
(g)	Net admitted deferred tax asset/(net deferred tax liability) (e - f)	$527	$(527)	$—

Columbus Life Insurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2021, 2020 and 2019

		Change
		(In Thousands)
		(7)	(8)	(9)
				(Col 7+8)
		Ordinary	Capital	Total
(a)	Gross deferred tax assets	$(1,738)	$(2,757)	$(4,495)
(b)	Statutory valuation allowance adjustments	(7,446)	—	(7,446)
(c)	Adjusted gross deferred tax assets (a - b)	5,708	(2,757)	2,951
(d)	Deferred tax assets nonadmitted	—	—	—
(e)	Subtotal net admitted deferred tax assets (c - d)	5,708	(2,757)	2,951
(f)	Deferred tax liabilities	(1,875)	4,826	2,951
(g)	Net admitted deferred tax asset/(net deferred tax liability) (e - f)	$7,583	$(7,583)	$—

		12/31/2021
		(In Thousands)
		(1)	(2)	(3)
				(Col 1+2)
Admission Calculation Components SSAP No. 101		Ordinary	Capital	Total

(a)	Federal income taxes paid in prior years recoverable through loss carrybacks	$—	$—	$—
(b)	Adjusted gross deferred tax assets expected to be realized (excluding the amount of deferred tax assets from (a) above) after application of the threshold limitation (the lesser of (b)1 and (b)2 below)	—	—	—
	1. Adjusted gross deferred tax assets expected to be realized following the balance sheet date.	—	—	—
	2. Adjusted gross deferred tax assets allowed per limitation threshold.	XXX	XXX	54,090
(c)	Adjusted gross deferred tax assets (excluding the amount of deferred tax assets from (a) and (b) above) offset by gross deferred tax liabilities	16,905	3,734	20,639
(d)	Deferred tax assets admitted as the result of application of SSAP No. 101 Total ((a) + (b) + (c))	$16,905	$3,734	$20,639

		12/31/2020
		(In Thousands)
		(4)	(5)	(6)
				(Col 4+5)
Admission Calculation Components SSAP No. 101		Ordinary	Capital	Total

(a)	Federal income taxes paid in prior years recoverable through loss carrybacks	$—	$—	$—
(b)	Adjusted gross deferred tax assets expected to be realized (excluding the amount of deferred tax assets from (a) above) after application of the threshold limitation (the lesser of (b)1 and (b)2 below)	—	—	—
	1. Adjusted gross deferred tax assets expected to be realized following the balance sheet date.	—	—	—
	2. Adjusted gross deferred tax assets allowed per limitation threshold.	XXX	XXX	33,619
(c)	Adjusted gross deferred tax assets (excluding the amount of deferred tax assets from (a) and (b) above) offset by gross deferred tax liabilities	11,197	6,491	17,688
(d)	Deferred tax assets admitted as the result of application of SSAP No. 101 Total ((a) + (b) + (c))	$11,197	$6,491	$17,688

Columbus Life Insurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2021, 2020 and 2019

		Change
		(In Thousands)
		(7)	(8)	(9)
				(Col 7+8)
Admission Calculation Components SSAP No. 101		Ordinary	Capital	Total

(a)	Federal income taxes paid in prior years recoverable through loss carrybacks	$—	$—	$—
(b)	Adjusted gross deferred tax assets expected to be realized (excluding the amount of deferred tax assets from (a) above) after application of the threshold limitation (the lesser of (b)1 and (b)2 below)	—	—	—
	1. Adjusted gross deferred tax assets expected to be realized following the balance sheet date.	—	—	—
	2. Adjusted gross deferred tax assets allowed per limitation threshold.	XXX	XXX	20,471
(c)	Adjusted gross deferred tax assets (excluding the amount of deferred tax assets from (a) and (b) above) offset by gross deferred tax liabilities	5,708	(2,757)	2,951
(d)	Deferred tax assets admitted as the result of application of SSAP No. 101 Total ((a) + (b) + (c))	$5,708	$(2,757)	$2,951

		2021	2020

(a)	Ratio percentage used to determine recovery period and threshold limitation amount	850%	775%

		12/31/2021
		(1)	(2)

Impact of tax planning strategies		Ordinary	Capital
		(In Thousands)
(a)	Adjusted gross DTAs amount	$16,905	$3,734
(b)	Percentage of adjusted gross DTAs by tax character attributable to the impact of tax planning strategies.	0.00%	0.00%
(c)	Net Admitted Adjusted Gross DTAs amount	$16,905	$3,734
(d)	Percentage of net admitted adjusted gross DTAs by tax character attributable to the impact of tax planning strategies.	0.00%	0.00%

		12/31/2020
		(3)	(4)

Impact of tax planning strategies		Ordinary	Capital
		(In Thousands)
(a)	Adjusted gross DTAs amount	$11,197	$6,491
(b)	Percentage of adjusted gross DTAs by tax character attributable to the impact of tax planning strategies.	0.00%	0.00%
(c)	Net Admitted Adjusted Gross DTAs amount	$11,197	$6,491
(d)	Percentage of net admitted adjusted gross DTAs by tax character attributable to the impact of tax planning strategies.	0.00%	0.00%

Columbus Life Insurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2021, 2020 and 2019

		Change
		(5)	(6)

Impact of tax planning strategies		Ordinary	Capital
		(In Thousands)
(a)	Adjusted gross DTAs amount	$5,708	$(2,757)
(b)	Percentage of adjusted gross DTAs by tax character attributable to the impact of tax planning strategies.	0.00%	0.00%
(c)	Net admitted adjusted gross DTAs amount	$5,708	$(2,757)
(d)	Percentage of net admitted adjusted gross DTAs by tax character attributable to the impact of tax planning strategies.	0.00%	0.00%
The Company’s tax planning strategies do not include the use of reinsurance.

Columbus Life Insurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2021, 2020 and 2019

Current income taxes incurred consist of the following major components:

			12/31/2021	12/31/2020	12/31/2019
			(In Thousands)
(1)	Current income tax
	(a)	Federal	$(15,130)	$(9,869)	$(10,820)
	(b)	Foreign	—	—	—
	(c)	Subtotal	(15,130)	(9,869)	(10,820)
	(d)	Federal income tax on net capital gains	2,634	111	6,937
	(e)	Utilization of capital loss carryforwards	—	—	—
	(f)	Other	—	—	—
	(g)	Federal and foreign income taxes incurred	$(12,496)	$(9,758)	$(3,883)

			(1)	(2)	(3)
					(Col 1-2)
(2)	Deferred tax assets:		12/31/2021	12/31/2020	Change
	(a)	Ordinary	(In Thousands)
		(1) Discounting of unpaid losses	$—	$—	$—
		(2) Unearned premium revenue	—	—	—
		(3) Policyholder reserves	42,055	46,124	(4,069)
		(4) Investments	493	28	465
		(5) Deferred acquisition costs	26,031	24,163	1,868
		(6) Policyholder dividends accrual	2,123	2,228	(105)
		(7) Fixed assets	—	—	—
		(8) Compensation and benefits accrual	5,947	5,874	73
		(9) Pension accrual	—	—	—
		(10) Receivables - nonadmitted	814	785	29
		(11) Net operating loss carryforward	—	—	—
		(12) Tax credit carryforward	—	—	—
		(13) Other	365	364	1
		(99) Subtotal	77,828	79,566	(1,738)
	(b)	Statutory valuation allowance adjustment	60,923	68,369	(7,446)
	(c)	Nonadmitted	—	—	—
	(d)	Admitted ordinary deferred tax assets (2a99 - 2b - 2c)	16,905	11,197	5,708
	(e)	Capital
		(1) Investments	3,734	6,491	(2,757)
		(2) Net capital loss carryforward	—	—	—
		(3) Real estate	—	—	—
		(4) Other	—	—	—
		(99) Subtotal	3,734	6,491	(2,757)
	(f)	Statutory valuation allowance adjustment	—	—	—
	(g)	Nonadmitted	—	—	—
	(h)	Admitted capital deferred tax assets (2e99- 2f - 2g)	3,734	6,491	(2,757)
	(i)	Admitted deferred tax assets (2d + 2h)	$20,639	$17,688	$2,951

Columbus Life Insurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2021, 2020 and 2019

			(1)	(2)	(3)
					(Col 1-2)
			12/31/2021	12/31/2020	Change
(3)	Deferred tax liabilities:		(In Thousands)
	(a)	Ordinary
		(1) Investments	$3,032	$3,986	$(954)
		(2) Fixed assets	—	—	—
		(3) Deferred and uncollected premium	2,361	2,339	22
		(4) Policyholder reserves	3,402	4,268	(866)
		(5) Other	—	77	(77)
		(99) Subtotal	8,795	10,670	(1,875)
	(b)	Capital
		(1) Investments	11,844	7,018	4,826
		(2) Real estate	—	—	—
		(3) Other	—	—	—
		(99) Subtotal	11,844	7,018	4,826
	(c)	Deferred tax liabilities (3a99 + 3b99)	$20,639	$17,688	$2,951
(4)	Net deferred tax assets/liabilities (2i - 3c)		$—	$—	$—
Among the more significant book-to-tax adjustments were the following:

	12/31/2021	Effective Tax Rate	12/31/2020	Effective Tax Rate	12/31/2019	Effective Tax Rate
	(In Thousands)		(In Thousands)		(In Thousands)
Provision computed at statutory rate	$(3,187)	21.00%	$(7,517)	21.00%	$(10,526)	21.00%
Dividends received deduction	(269)	1.77	(227)	0.63	(151)	0.30
Tax credits	(4,358)	28.72	(3,534)	9.87	(3,429)	6.84
Other invested assets and nonadmitted changes	(24)	0.16	(53)	0.15	(279)	0.56
Statutory valuation allowance	(7,446)	49.06	5,310	(14.83)	4,821	(9.62)
Other	(1,148)	7.55	600	(1.68)	926	(1.84)
Total statutory income taxes	$(16,432)	108.26%	$(5,421)	15.14%	$(8,638)	17.24%

Federal taxes incurred	$(12,496)	82.33%	$(9,758)	27.26%	$(3,883)	7.75%
Change in net deferred income taxes	(3,936)	25.93	4,337	(12.12)	(4,755)	9.49
Total statutory income taxes	$(16,432)	108.26%	$(5,421)	15.14%	$(8,638)	17.24%
At December 31, 2021, the Company had $0.0 million of net operating loss carryforwards, net capital loss carryforwards and tax credit carry forwards; the company had $0.0 million of deferred tax liabilities that are not recognized.

Columbus Life Insurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2021, 2020 and 2019

7. Capital and Surplus
The Company is required by statutory regulations to meet minimum risk-based capital standards. Risk-based capital is a method of measuring the minimum amount of capital appropriate for an insurance company to support its overall business operations in consideration of its size and risk profile. At December 31, 2021 and 2020, the Company exceeded the minimum risk-based capital.
Ohio insurance law limits the amount of dividends that can be paid to a parent in a holding company structure without prior approval of the regulators to the greater of 10% of statutory surplus or statutory net income as of the preceding December 31 less any dividends paid in the preceding 12 months, but only to the extent of earned surplus as of the preceding December 31. Based on these limitations, the Company is unable to pay dividends in 2022 without seeking prior regulatory approval due to having no earned surplus as of December 31, 2021.

8. Commitments and Contingencies
The Company is named as a defendant in various legal actions arising principally from claims made under insurance policies and contracts. The Company believes the resolution of these actions will not have a material effect on the Company’s financial position or results of operations.
At December 31, 2021, the Company does not have any material lease agreements as a lessee for office space or equipment.
At December 31, 2021, excluding those related to Low Income Housing Tax Credits, the Company has no material future commitments to provide additional capital contributions to investments in joint ventures, limited partnerships and limited liability companies.
At December 31, 2021, the Company has future commitments to provide additional capital contributions of $128.0 million to joint ventures, limited partnerships and limited liability companies investing in Low Income Housing Tax Credit properties.

Columbus Life Insurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2021, 2020 and 2019

9. Life and Annuity Reserves and Deposit-Type Contract Liabilities
At December 31, 2021, the Company’s general and separate account annuity reserves and deposit-type contract liabilities that are subject to discretionary withdrawal (with adjustment), subject to discretionary withdrawal (without adjustment), and not subject to discretionary withdrawal provisions are summarized as follows:

Individual Annuities	General Account	Separate Account With Guarantees	Separate Account Non-guaranteed	Total	Percent
	(In Thousands)
Subject to discretionary withdrawal:
With market value adjustment	$—	$48,891	$—	$48,891	5.9%
At book value less current surrender charge of 5% or more	224,596	—	—	224,596	27.3
At fair value	—	—	—	—	—
Total with adjustment or at fair value	224,596	48,891	—	273,487	33.2
Subject to discretionary withdrawal at book value without adjustment (minimal or no charge or adjustment)	516,488	—	—	516,488	62.8
Not subject to discretionary withdrawal	31,831	—	—	31,831	4.0
Total individual annuity reserves (before reinsurance)	772,915	48,891	—	821,806	100.0%
Reinsurance ceded	—	—	—	—
Net individual annuity reserves	$772,915	$48,891	$—	$821,806
Amount subject to greater than a 5% surrender charge that will be subject to minimal or no surrender charge after the statement date	$43,168	$—	$—	$43,168

Columbus Life Insurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2021, 2020 and 2019

Group Annuities	General Account	Separate Account With Guarantees	Separate Account Non-guaranteed	Total	Percent
	(In Thousands)
Not subject to discretionary withdrawal	$2,613	$—	$—	$2,613	100.0%
Total group annuity reserves (before reinsurance)	2,613	—	—	2,613	100.0%
Reinsurance ceded	—	—	—	—
Net group annuity reserves	$2,613	$—	$—	$2,613

Deposit-type contracts (no life contingencies)	General Account	Separate Account With Guarantees	Separate Account Non-guaranteed	Total	Percent
	(In Thousands)
Subject to discretionary withdrawal at book value without adjustment (minimal or no charge or adjustment)	$65,869	$—	$—	$65,869	19.3%
Not subject to discretionary withdrawal	275,408	—	—	275,408	80.7
Total deposit-type contract liability (before reinsurance)	341,277	—	—	341,277	100.0%
Reinsurance ceded	—	—	—	—
Total deposit-type contract liability	$341,277	$—	$—	$341,277

Interest rate changes may have temporary effects on the sale and profitability of annuity products offered by the Company. Although the rates offered by the Company are adjustable in the long-term, in the short-term they may be subject to contractual and competitive restrictions, which may prevent timely adjustment. The Company’s management constantly monitors interest rates with respect to a spectrum of product durations and sells annuities that permit flexible responses to interest rate changes as part of the Company’s management of interest spreads. However, adverse changes in investment yields on invested assets will affect the earnings on those products with a guaranteed return.

Columbus Life Insurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2021, 2020 and 2019

At December 31, 2021, the Company's general and separate account life insurance account values, cash value, and reserves for policies subject to discretionary withdrawal, not subject to discretionary withdrawal, or with no cash value are summarized as follows:

	General Account			Separate Account - Nonguaranteed
	Account Value	Cash Value	Reserve	Account Value	Cash Value	Reserve
	(In Thousands)
Subject to discretionary withdrawal, surrender values, or policy loans:
Term policies with cash value	$—	$—	$—	$—	$—	$—
Universal life	430,296	430,113	443,274	—	—	—
Universal life with secondary guarantees	539,438	477,508	1,170,031	—	—	—
Indexed universal life	—	—	—	—	—	—
Indexed universal life with secondary guarantees	570,177	462,712	486,901	—	—	—
Indexed life	—	—	—	—	—	—
Other permanent cash value life insurance	—	378,205	375,448	—	—	—
Variable life	—	—	—	—	—	—
Variable universal life	2,800	2,800	5,293	48,052	48,052	47,667
Miscellaneous reserves	—	—	—	—	—	—

Not subject to discretionary withdrawal or no cash values:
Term policies without cash value	XXX	XXX	150,873	XXX	XXX	—
Accidental death benefits	XXX	XXX	65	XXX	XXX	—
Disability - active lives	XXX	XXX	2,909	XXX	XXX	—
Disability - disabled lives	XXX	XXX	9,385	XXX	XXX	—
Miscellaneous reserves	XXX	XXX	—	XXX	XXX	—
Total life reserves (before reinsurance)	1,542,711	1,751,338	2,644,179	48,052	48,052	47,667
Reinsurance Ceded	—	—	49,305	—	—	—
Net life reserves	$1,542,711	$1,751,338	$2,594,874	$48,052	$48,052	$47,667
Federal Home Loan Bank
The Company is a member of the FHLB of Cincinnati. Through its membership, the Company has conducted business activity (borrowings) with the FHLB. It is part of the Company’s strategy to utilize these funds to increase profitability. The Company has determined the actual/estimated maximum borrowing capacity as $320.0 million. The Company calculated this amount after a review of its pledgeable assets (both pledged and unpledged) and after applying the respective FHLB borrowing haircuts.

Columbus Life Insurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2021, 2020 and 2019

FHLB Capital Stock - General Account:

	December 31
	2021	2020
	(In Thousands)
Membership stock - Class A (not eligible for redemption)	$4,306	$6,858
Membership stock - Class B	—	—
Activity stock	11,248	7,581
Excess stock	897	—
Aggregate total	$16,451	$14,439
Actual or estimated borrowing capacity as determined by the insurer	$320,000	$325,000
Collateral Pledged to FHLB - General Account:

	2021				2020
				Borrowed				Borrowed
			Aggregate	at Time of			Aggregate	at Time of
	Fair	Carrying	Total	Maximum	Fair	Carrying	Total	Maximum
	Value	Value	Borrowing	Collateral	Value	Value	Borrowing	Collateral
	(In Thousands)
Total as of reporting date	$401,803	$381,154	$269,211	XXX	$411,053	$384,226	$240,111	XXX
Maximum during reporting period	$411,499	$388,260	XXX	$269,211	$462,843	$443,803	XXX	$276,389
Borrowing from FHLB - General Account:

	2021			2020
		Reserves	Maximum		Reserves
	At	Established	Amount	At	Established
	Reporting	at Reporting	During	Reporting	at Reporting
	Date	Date	Period	Date	Date
	(In Thousands)
Funding agreements	$269,211	$266,605	$273,611	$240,111	$236,952
Debt	—	XXX	—	—	XXX
Aggregate total	$269,211	$266,605	$273,611	$240,111	$236,952
The Company does not have any prepayment obligations under these FHLB borrowing arrangements.

Columbus Life Insurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2021, 2020 and 2019

10. Separate Accounts
The Company’s guaranteed separate account consists of non-indexed, guaranteed rate options that include market value adjustments. The guaranteed rate options are sold in a fixed annuity product. These options carry a minimum interest guarantee based on the guarantee period selected by the policyholder. The fixed annuity product provides a death benefit equal to the account value.
The Company’s nonguaranteed separate account consists of subaccounts available through variable universal life insurance policies. The net investment experience of each subaccount is credited directly to the variable universal life policyholders and can be positive or negative. The death benefit and cash value under the variable universal life insurance policies may vary with the investment performance of the underlying investments in the separate account.

Information regarding the separate account of the Company as of and for the year ended December 31, 2021, is as follows:

	Nonindexed Guaranteed Less Than/ Equal to 4%	Nonguaranteed Separate Account	Total
	(In Thousands)

Premiums, considerations or deposits	$83	$1,216	$1,299

Reserves for separate accounts with assets at:
Fair value	$—	$47,667	$47,667
Amortized cost	48,891	—	48,891
Total reserves	$48,891	$47,667	$96,558

Reserves for separate accounts by withdrawal characteristics:
Subject to discretionary withdrawal:
With fair value adjustment	$48,891	$—	$48,891
At book value without fair value adjustment and with current surrender charge of 5% or more	—	—	—
At fair value	—	47,667	47,667
At book value without fair value adjustment and with current surrender charge of less than 5%	—	—	—
Subtotal	48,891	47,667	96,558
Not subject to discretionary withdrawal	—	—	—
Total separate accounts reserves	$48,891	$47,667	$96,558

Columbus Life Insurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2021, 2020 and 2019

A reconciliation of the amounts transferred to and from the separate accounts for the year ended December 31, 2021, is presented below:

2021
(In Thousands)
Transfers as reported in the Summary of Operations of the Separate Accounts Statement:
Transfers to separate accounts	$1,299
Transfers from separate accounts	11,929
Net transfers to (from) separate accounts	(10,630)

Reconciling adjustments:
Policy deductions and other expenses	221
Other account adjustments	(250)
Transfers as reported in the Summary of Operations of the Company	$(10,659)

11. Premium and Annuity Considerations Deferred and Uncollected
Deferred and uncollected life insurance premiums and annuity considerations at December 31, 2021, were as follows:

	Gross	Net of Loading
	(In Thousands)
Ordinary new business	$461	$1
Ordinary renewal	8,574	11,479
Total	$9,035	$11,480